CHASE FUNDING
             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4

                           $370,000,000 (APPROXIMATE)
                               Subject to Revision

                   December 13, 1999 - Computational Materials

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation (the "Seller"). Chase Securities Inc. ("CSI") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by CSI and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and CSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by CSI in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither CSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY CSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN CSI). CSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.


                                                             TERM SHEET
                                                          DECEMBER 13, 1999

                                                            CHASE FUNDING
                                               MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                                                            SERIES 1999-4



                                                     $370,000,000 (APPROXIMATE)
                                                         SUBJECT TO REVISION




                                           RATINGS                           BOND                                EXP FINAL
CLASS               AMOUNT ($)          (S&P /FITCH)        WAL(1)          TYPE               COUPON           MATURITY(1)
-----               ----------          -----------         ----             ----               ------           ---------

    IA-1            43,000,000             AAA/AAA          0.95             SEQ           1M Libor+[ ](2)          9/01
    IA-2            18,500,000             AAA/AAA          2.13             SEQ               Fixed(2)             7/02
    IA-3            18,500,000             AAA/AAA          3.18             SEQ               Fixed(2)            12/03
    IA-4            16,000,000             AAA/AAA          5.13             SEQ               Fixed(2)             9/06
    IA-5            11,640,000             AAA/AAA          8.37             SEQ              Fixed(2),(3)          7/08
    IA-6            11,960,000             AAA/AAA          6.48             NAS               Fixed(2)             7/08
    IM-1             4,550,000              AA/AA           5.73             MEZ               Fixed(2)             7/08
    IM-2             2,925,000               A/A            5.73             MEZ               Fixed(2)             7/08
    IB               2,925,000             BBB/BBB          5.66             SUB               Fixed(2)             7/08

    IIA-1          205,200,000             AAA/AAA          2.39          PASS-THRU      1M Libor+[ ](3),(4)        3/07
    IIM-1           14,760,000              AA/AA           4.93             MEZ         1M Libor+[ ](3),(4)        3/07
    IIM-2           10,440,000               A/A            4.88             MEZ         1M Libor+[ ](3),(4)        3/07
    IIB              9,600,000             BBB/BBB          4.84             SUB         1M Libor+[ ](3),(4)        3/07


------------------

(1) The Group I Certificates will be priced at 23% HEP while the Group II Certificates will be priced at 27% CPR. Assumes 10% call by group.


(2) Preliminary, subject to a cap based on the weighted average net loan rate of the Group I Loans.

(3) If the 10% cleanup call, with respect to the related Loan Group, is not exercised on the first distribution date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps, the margin on the Class IIA-1 Certificates will increase to 2x the IIA-1 margin, and the margin on the Class IIM-1, IIM-2 and IIB Certificates will increase to 1.5x their related margins.

(4) Subject to an available funds cap and a cap based on the weighted average of the net maximum lifetime rates on the Group II
    Loans.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY

[CHASE LOGO]

TITLE OF CERTIFICATES:        Chase Funding Mortgage Loan Asset-Backed
                              Certificates, Series 1999-4, consisting of:
                              IA-1, IA-2, IA-3, IA-4, IA-5, IA-6
                              IM-1, IM-2
                               IB
                              Group I Certificates
                                  and
                              IIA-1
                              IIM-1, IIM-2
                              IIB
                              Group II Certificates


UNDERWRITERS:                 Chase Securities Inc., Bear, Stearns & Co. Inc.,
                              First Union Capital Markets Corp., and Donaldson,
                              Lufkin & Jenrette.


DEPOSITOR:                    Chase Funding, Inc.


SELLER AND MASTER SERVICER:   Chase Manhattan Mortgage Corporation


SUBSERVICER:                  Advanta Mortgage Corp. USA


TRUSTEE:                      Citibank, N.A.


CUT-OFF DATE:                 December 1, 1999


PRICING DATE:                 [December 14, 1999]


CLOSING DATE:                 [December 22, 1999]


DISTRIBUTION DATES:           Distribution of principal and interest on the
                              certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter commencing in January 2000.


ERISA CONSIDERATIONS:         The Class A Certificates will be ERISA eligible as
                              of Closing. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.


LEGAL INVESTMENT:             The Class A and M1 Certificates will constitute
                              "mortgage-related securities" for the purposes of SMMEA. The Class M-2 and B Certificates will not constitute "mortgage-related securities" for the purposes of SMMEA.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY

[CHASE LOGO]

TAX STATUS:                   For federal income tax purposes, the Trust Fund
                              will include two segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").


OPTIONAL TERMINATION:         The Master Servicer has the option to exercise a
                              call on each loan group individually when the aggregate Stated Principal Balance for that loan group is less than or equal to 10% of the aggregate Stated Principal Balance of the related group as of the Cut-Off Date (i.e. separate calls for each group). The call will be exercised at a price equal to the sum of (i) the Stated Principal
                              Balance of the Mortgage Loans in the related loan group (other than in respect of REO property) plus accrued interest, (ii) the appraised value of any

                              REO Property in the related loan group (up to the Stated Principal Balance of the related Mortgage
                              Loan), and (iii) any unreimbursed out-of-pocket costs, expenses and the principal portion of Advances, in each case previously incurred by the Subservicer in the performance of its servicing obligations in connection with such mortgage loans.


MORTGAGE LOANS:               The mortgage pool will consist of mortgage loans
                              ("Mortgage Loans") that will be divided into a fixed rate coupon group (Group I) and an adjustable-rate coupon group (Group II). The mortgage loans are secured by first liens on real properties.


ADMINISTRATIVE FEES:          The Master Servicer, Servicer and Trustee will be
                              paid fees aggregating approximately 51 bps per annum (payable monthly) on the outstanding principal balance of the Mortgage Loans.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY

[CHASE LOGO]

      CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4

                              CERTIFICATE STRUCTURE

CREDIT ENHANCEMENT:           1) Excess interest
                              2) Over-Collateralization
                              3) Cross-Collateralization
                              4) Subordination


EXCESS INTEREST:              Excess interest cashflows from each group will be
                              available as credit enhancement for the related group.

OVERCOLLATERALIZATION:        The overcollateralization ("O/C") provisions are
                              intended to provide for the limited acceleration of the senior Certificates relative to the amortization of the related mortgage group, generally until the required O/C levels are reached. Accelerated amortization is achieved by applying certain excess interest collected on each mortgage group to the payment of principal on the related senior Certificates, resulting in the accumulation of O/C. By paying down the principal balance of the certificates faster than the principal amortization of the related mortgage group, an overcollateralization amount equal to the excess of the aggregate principal balance of the related mortgage group over the principal balance of the related Certificates is created.
                              Excess interest will be directed to build each group's O/C amount until the respective mortgage group reaches its required O/C target. Upon this event, the acceleration feature will cease unless it is once again necessary to maintain the required O/C level. For purposes of applying excess interest to build each group's O/C amount, excess interest will begin to be applied for both the Group I and Group II Certificates on the fourth Distribution Date (April 25, 2000).

                              GROUP I CERTIFICATES
                              Initial:   0.00%
                              Target:    1.55% of original balance
                              Stepdown:  3.10% of current balance
                              Floor:     0.50% of original balance

                                  (PRELIMINARY AND SUBJECT TO REVISION)



                              GROUP II CERTIFICATES
                              Initial:    0.00%
                              Target:     2.90% of original balance
                              Stepdown:   5.80% of current balance
                              Floor:      0.50% of original balance

                                  (PRELIMINARY AND SUBJECT TO REVISION)



CROSS-
COLLATERALIZATION:            Excess interest from each of the two mortgage
                              groups, if not needed to credit enhance its own group will be available to credit enhance the other group.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY

[CHASE LOGO]

                                 GROUP I - FIXED

GROUP I  (FIXED) SUBORDINATION (1):        (S&P/FITCH)   GROUP I (Subordination)
                                                         ----------------------
                              Class IA     (AAA/AAA)          9.55%
                              Class IM-1   (AA/AA)            6.05%
                              Class IM-2   (A/A)              3.80%
                              Class IB     (BBB/BBB)          1.55%

                      (PRELIMINARY AND SUBJECT TO REVISION)


GROUP I  (FIXED) CLASS SIZES:              (S&P/FITCH)   GROUP I (Class Sizes)
                                                         --------------------

                              Class IA     (AAA/AAA)         92.00%
                              Class IM-1   (AA/AA)            3.50%
                              Class IM-2   (A/A)              2.25%
                              Class IB     (BBB/BBB)          2.25%

                              (PRELIMINARY AND SUBJECT TO REVISION)




                                 GROUP II - ARM
                                 --------------

GROUP II (ARM) SUBORDINATION(1):           (S&P/FITCH)  GROUP II (Subordination)
                                                        -----------------------
                              Class IIA-1  (AAA/AAA)         17.40%
                              Class IIM-1  (AA/AA)           11.25%
                              Class IIM-2  (A/A)              6.90%
                              Class IIB    (BBB/BBB)          2.90%

                      (PRELIMINARY AND SUBJECT TO REVISION)



GROUP II (ARM) CLASS SIZES:                (S&P/FITCH)   GROUP II (Class Sizes)
                                                         ---------------------

                              Class IIA-1  (AAA/AAA)         85.50%
                              Class IIM-1  (AA/AA)            6.15%
                              Class IIM-2  (A/A)              4.35%
                              Class IIB    (BBB/BBB)          4.00%

                      (PRELIMINARY AND SUBJECT TO REVISION)


--------

(1) The subordination percentages assume that the target overcollateralization levels of 1.55% for Group I and 2.90% for Group II have been achieved. There will be no overcollaterization as of the closing date.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY

[CHASE LOGO]

                                     GROUP I
                                     -------



MORTGAGE LOANS:               Fixed-Rate, First Lien, Sub-prime Mortgage Loans

TOTAL GROUP SIZE(*)           $130,000,000

PREPAYMENT
ASSUMPTION:                   23% HEP (2.3% - 23% CPR Ramp over 10 months)

FIXED RATE WAC CAP:           Preliminarily, the Pass-Through Rate of each class
                              of the Group I Certificates will be subject to the Group I WAC Cap which is a per annum rate equal to the weighted average net mortgage rate on the Fixed Rate Mortgage Loans.

INTEREST ACCRUAL:             For the Class IA-1 Certificates, interest will
                              initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date. For all Group I Certificates except the Class IA-1, interest will accrue during the calendar month preceding the month of distribution.

PAYMENT DELAY:                For Class IA-1, 0 days. For all other Group I
                              Certificates, 24 days.

INT. PMT. BASIS:              For Class IA-1, actual/360. For all other Group I
                              Certificates, 30/360.

COUPON STEP UP:               If the 10% Clean-Up Call for the Group I
                              Certificates is not exercised on the first distribution date on which it is exercisable, the Pass-Through Rate on the Class IA-5 Certificates will increase by 50 bps.




-------------------
(*) The Mortgage Pool as of the Closing Date will include approximately
    $9,118,908 of Fixed Rate Mortgage Loans that are not included in the statistical information set forth in this document. Updated statistical information on the Mortgage Pool (giving effect to the inclusion of such Mortgage Loans) will be available to purchasers of the Certificates on, and will be filed with the Securities and Exchange Commission within fifteen days of, the closing date.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY

[CHASE LOGO]


                                CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4
                                ---------------------------------------------------------------------

                                                        GROUP I CERTIFICATES
                                                        --------------------

                            CLASS        CLASS      CLASS      CLASS      CLASS        CLASS       CLASS       CLASS       CLASS
                            IA-1         IA-2       IA-3       IA-4       IA-5         IA-6        IM-1        IM-2        IB
                            -----        -----      -----      -----      -----        -----       -----       -----       -----


OFFER SIZE ................ 43.000       18.500     18.500     16.000     11.640       11.960      4.550       2.925       2.925
($MM)

EXPECTED RATINGS
S&P ....................... AAA          AAA        AAA        AAA        AAA          AAA         AA          A           BBB
FITCH ..................... AAA          AAA        AAA        AAA        AAA          AAA         AA          A           BBB

COUPON .................... 1M Libor     Fixed(1)   Fixed(1)   Fixed(1)   Fixed(1),(2) Fixed(1)    Fixed(1)    Fixed(1)    Fixed(1)
                                +[ ](1)

WTD AVG LIFE .............. 0.95         2.13       3.18       5.13       8.37         6.48        5.73        5.73        5.66
CALL (YRS) (3)

WTD AVG LIFE .............. 0.95         2.13       3.18       5.13       10.89        6.54        6.19        6.06        5.73
MAT (YRS) (3)

PAYMENT WINDOW ............ 1-21/21      21-31/11   31-48/18   48-81/34   81-103/23    37-103/67   37-103/67   37-103/67   37-103/67
TO CALL (MOS.) (3)

PAYMENT WINDOW ............ 1-21/21      21-31/11   31-48/18   48-81/34   81-194/114   37-113/77   37-157/121  37-139/103  37-120/84
TO MATURITY (MOS.) (3)

EXP MAT TO CALL (3) ....... 9/01         7/02       12/03      9/06       7/08         7/08        7/08        7/08        7/08

EXP MAT TO MATURITY (3) ... 9/01         7/02       12/03      9/06       2/16         5/09        1/13        7/11        12/09

LAST SCHEDULED ............ 11/14        11/14      4/20       10/26      10/29        9/11        10/29       10/29       10/29
DISTRIBUTION DATE (4)


------------

(1) Preliminary, subject to a cap based on the weighted average net loan rate of the Group I Loans.

(2) If the 10% cleanup call for Group I is not exercised on the first distribution date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps.

(3) The Group I Certificates will be priced at 23% HEP.

(4) Assumes 0% HEP, no losses, and no excess interest will be applied to principal.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY

[CHASE LOGO]

                                                 GROUP II
                                                 --------

MORTGAGE LOANS:               Adjustable-Rate, First Lien, Sub-prime Mortgage
                              Loans

TOTAL GROUP SIZE(*):          $240,000,000

PREPAYMENT ASSUMPTION:        27% CPR

ADJUSTABLE RATE
AVAILABLE FUNDS CAP:          Preliminarily, the Pass-Through Rate of the Group
                              II Certificates will be subject to the Group II
                              Available Funds Cap which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Adjustable Rate Mortgage
                              Loans in the Adjustable Rate Mortgage Loan Group based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II Certificates as of the first day of the applicable accrual period.

LIFETIME WAC CAP:             All Group II Pass-Through Rates will be also
                              subject to a cap equal to a weighted average net lifetime rate on the underlying mortgage loans.
                              Any interest shortfall due to the maximum lifetime
                              WAC cap will not be reimbursed.

INTEREST ACCRUAL:             For Group II Certificates, interest
                              will initially accrue from the Closing Date to (but excluding) the first Distribution
                              Date, and thereafter, from the prior
                              Distribution Date to (but excluding) the current Distribution Date.

PAYMENT DELAY:                0 days

INT. PMT. BASIS:              Actual/360

SHORTFALL
REIMBURSEMENT:                If on any Distribution Date the Pass-Through Rate
                              is limited by the Available Funds Cap, the amount of such interest that would have been distributed if the Pass-Through Rate had not been so limited by the Available Funds Cap and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the Pass-Through
                              Rate will be carried over to the next Distribution
                              Date until paid (herein referred to as
                              "Carryover"). Such reimbursement will only come from interest on the Group II loans and will be paid only on a subordinated basis. No such Group
                              II Certificate Carryover will be paid once the Group II Certificate principal balance has been reduced to zero.

COUPON STEP UP:               If the 10% Clean-Up Call for the Group II
                              Certificates is not exercised on the first distribution date on which it is exercisable, (i) the margin on the Class IIA-1 Certificates will increase to 2x the Class IIA-1 margin, and (ii) the margins on the Class IIM-1, Class IIM2 and Class IIB Certificates will increase to 1.5x their related margins.


-----------
(*) The Mortgage Pool as of the Closing Date will include approximately
    $7,337,215 of Adjustable Rate Mortgage Loans that are not included in the statistical information set forth in this document. Updated statistical information on the Mortgage Pool (giving effect to the inclusion of such Mortgage Loans) will be available to purchasers of the Certificates on, and will be filed with the Securities and Exchange Commission within fifteen days of, the closing date.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY

[CHASE LOGO]


                                CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4
                                ---------------------------------------------------------------------

                                                        GROUP II CERTIFICATES
                                                        ---------------------



                          CLASS                   CLASS                  CLASS                   CLASS
                          IIA-1                   IIM-1                  IIM-2                   IIB
                          -----                   -----                  -----                   ---
                          205.200                 14.760                 10.440                  9.600
OFFER
SIZE ($MM)

EXPECTED RATINGS
S&P                       AAA                     AA                     A                       BBB
FITCH                     AAA                     AA                     A                       BBB

COUPON                    1M Libor+[  ](1),(2)    1M Libor+[  ](1),(3)   1M Libor+[  ](1),(3)    1M Libor+[  ](1),(3)


WTD AVG LIFE              2.39                    4.93                   4.88                    4.84
CALL (YRS)(4)

WTD AVG LIFE              2.60                    5.43                   5.31                    5.12
MAT (YRS)(4)

PAYMENT WINDOW            1-87/87                 40-87/48               38-87/50                37-87/51
TO CALL (MOS.)(4)

PAYMENT WINDOW            1-195/195               40-158/119             38-142/105              37-124/88
TO MATURITY (MOS.)(4)

EXP MAT TO CALL(4)        3/07                    3/07                   3/07                    3/07

EXP MAT TO MATURITY(4)    3/16                    2/13                   10/11                   4/10

LAST SCHEDULED            11/29                   11/29                  11/29                   11/29
DISTRIBUTION DATE(5)

----------

(1) Subject to an available funds cap and a cap based on the weighted average of the net maximum lifetime rate on the Group II Loans.

(2) If the 10% cleanup call is not exercised on the first distribution date on which it is exercisable, the margin of the Class
    IIA-1 Certificates will increase to 2x the IIA-1 margin.

(3) If the 10% cleanup call is not exercised on the first distribution date on which it is exercisable, the margin on the Class
    IIM-1, IIM-2 and IIB Certificates will increase to 1.5x their related margins.

(4) The Group II Certificates will be priced at 27% CPR.

(5) Assumes 0% CPR, no losses, and no excess interest will be applied to principal.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY

[CHASE LOGO]

      CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4
      ---------------------------------------------------------------------

                               CASH FLOW PRIORITY
                               ------------------



                              GROUP I CERTIFICATES

1.  Repayment of any unrecoverable, unreimbursed Servicer advances.
2.  Servicing Fees and Trustee/Master Servicing Fees.
3. Group I available interest funds, as follows: monthly interest, including any interest carryforward to the Class IA Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward to the Class IM-1 Certificates, then to the Class IM-2 Certificates and then to the Class IB Certificates in a similar manner.
4. Group I available principal funds, as follows: monthly principal sequentially to the Class IA Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-2 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IB Certificates as described under "PRINCIPAL PAYDOWN."
5. Excess Group I interest to Group I Certificates in the order as described under "PRINCIPAL PAYDOWN" to build O/C to the required level.
6.  Excess Group I interest to pay Group I subordinate principal shortfalls.
7. Excess Group I interest to pay certain amounts for the Group II Certificates as described in the Prospectus Supplement.
8.  Any remaining Group I amount is paid to the Residual Certificateholder.




                              GROUP II CERTIFICATES

1.  Repayment of any unrecoverable, unreimbursed Servicer advances.
2.  Servicing Fees, Trustee/Master Servicing Fees.
3. Group II available interest funds, as follows: monthly interest, including any interest carryforward to the Class IIA-1 Certificates, then monthly interest, including any interest carryforward to the Class IIM-1 Certificates, then to the Class IIM-2 Certificates and then to the Class IIB Certificates in a similar manner.
4. Group II available principal funds, as follows: monthly principal to the Class IIA-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-2 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIB Certificates as described under "PRINCIPAL PAYDOWN."
5. Excess Group II interest to Group II Certificates in the order as described under "PRINCIPAL PAYDOWN" to build O/C to the required level.
6.  Excess Group II interest to pay Group II subordinate principal shortfalls.
7. Excess Group II interest to pay certain amounts for the Group I Certificates as described in the Prospectus Supplement.
8. Excess Group II interest to pay any Group II Certificate Carryover resulting from the imposition of the available funds cap.
9.  Any remaining Group II amount is paid to the Residual Certificateholder.


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DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE
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                                       11

      CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4
      ---------------------------------------------------------------------

                                PRINCIPAL PAYDOWN
                                -----------------

             CLASS IA-6 LOCKOUT DISTRIBUTION AMOUNT: UNTIL JANUARY 2009, THE APPLICABLE CLASS IA-6 LOCKOUT PERCENTAGE MULTIPLIED BY THE CLASS IA-6 PRO-RATA DISTRIBUTION AMOUNT. FOR JANUARY 2009 AND THEREAFTER, THE CLASS IA-6 LOCKOUT AMOUNT DISTRIBUTION WILL EQUAL THE GROUP I CLASS A PRINCIPAL CASHFLOWS.

                        CLASS IA-6  LOCKOUT PERCENTAGE
                        ----------  ------------------

                         January 2000 -- December 2002:       0%
                         January 2003 -- December 2004:      45%
                         January 2005 -- December 2005:      80%
                         January 2006 -- December 2006:     100%
                         January 2007 -- December 2008:     300%

        IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:
        ----------------------------------------------------------------

             Group I Certificates:
             ---------------------
             1) To the Class IA-6 Certificateholders -- the Class IA-6 Lockout Distribution Amount
             2) All remaining scheduled and unscheduled Group I principal will be paid sequentially to the Class IA Certificates.

             If the aggregate principal balance of the subordinated Certificates is reduced to zero, distribution of principal to the Class IA Certificates will be made on a pro rata basis, and not in accordance with the above priorities.

             Group II Certificates:
             ----------------------
             1) All scheduled and unscheduled Group II principal will be paid to the Class IIA-1 Certificates.

             IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

             With respect to each Group, all Certificates will be entitled to receive payments of principal, in the following order of priority: first sequentially to the Class A Certificates (in the same order of priority as is the case prior to the test being met), second to the Class M-1 Certificates, third to the Class M-2 Certificates, and fourth to the Class B Certificates.

             If the Subordinate Class Principal Distribution Test is met, principal will be distributed up to amounts that will keep the subordination for each class at its required level.


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                                       12

                         REQUIRED SUBORDINATION LEVELS(*)
                         ------------------------------

             Group I                                    Group II
             -------                                    --------

             Class A               19.10%               Class A          34.80%
             Class M-1             12.10%               Class M-1        22.50%
             Class M-2              7.60%               Class M-2        13.80%
             Class B                3.10%               Class B           5.80%

             -----------
                (*)Includes overcollateralization

                      (PRELIMINARY AND SUBJECT TO REVISION)

             THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

             i) The Distribution Date is on or after the January 2003 Distribution Date; and
             ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and
             iii) A Trigger Event does not exist (a Trigger Event exists if current Senior Enhancement Percentage is not greater than or equal to a multiple of the 60+ Day delinquency percentage (including foreclosures and REOs) (2x for Group I; 2.5x for Group II)).

                      (PRELIMINARY AND SUBJECT TO REVISION)


             THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION DATE:

             For each group, the later of (i) the January 2003 Distribution Date and (ii) the first Distribution Date on which the applicable Senior Enhancement Percentage (i.e., the sum of the Subordinate Certificates + the O/C amount for the applicable group divided by the aggregate Loan Balance of the Mortgage Loans for such group) is greater than or equal to the applicable Senior Specified Enhancement Percentage (including O/C), which is equal to two times the initial AAA subordination.

             Group I Senior                  Group II Senior
             Specified Enhancement           Specified Enhancement
             Percentage:                     Percentage:

             19.10%                          34.80%
             Or                              Or
             (8.00% + 1.55%)*2               (14.50% + 2.90%)*2

                      (PRELIMINARY AND SUBJECT TO REVISION)


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                                       13

Prospectus:              The Certificates will be offered pursuant to a
                         Prospectus which includes a Prospectus Supplement
                         (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

Further Information:     Please call David Howard at (212) 834-5125, Peggy
                         Wallace at (212) 834-5519, Lou Violante at (212)
                         834-5034, Paul Park at (212) 834-5033, Paul Scialabba at (212) 834-5173, Jee Hong at (212) 834-5295, or Joyce
                         Huang at (212) 834-5529.


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DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE
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                                       14

CHASE SECURITIES, INC.
ASSET BACKED SECURITIES PORTFOLIO ANALYSIS

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 1999-4 - FIXED RATE MORTGAGE LOAN GROUP

                                 SUMMARY REPORT




AGGREGATE OUTSTANDING PRINCIPAL BALANCE           $120,881,092

AGGREGATE ORIGINAL PRINCIPAL BALANCE              $121,022,028

NUMBER OF MORTGAGE LOANS                                1,446

                                 MINIMUM       MAXIMUM       AVERAGE(1)
                                 -------       -------       ----------
ORIGINAL PRINCIPAL BALANCE       10,000        561,105       83,694
OUTSTANDING PRINCIPAL             9,977        560,657       83,597
BALANCE


                                 MINIMUM       MAXIMUM       WEIGHTED AVERAGE(2)
                                 -------       -------       ----------------
ORIGINAL TERM (MOS)              120           360           252
STATED REMAINING TERM (MOS)      118           360           250
EXPECTED REMAINING TERM          118           360           250
(MOS)
LOAN AGE (MOS)                     0             7             1

CURRENT INTEREST RATE          5.950%       14.250%        9.881%

ORIGINAL LOAN-TO-VALUE         12.77%        95.00%        72.76%

CREDIT SCORE                     461           803           620(3)


                                 EARLIEST      LATEST
                                 --------      ------
ORIGINATION DATES                04/1999       11/1999

MATURITY DATES                   09/2009       12/2029



NOTES:
(1) SUM OF PRINCIPAL BALANCE DIVIDED BY TOTAL NUMBER OF LOANS.
(2) WEIGHTED BY OUTSTANDING PRINCIPAL BALANCE.
(3) WEIGHTING ONLY FOR LOANS WITH SCORES.


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DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE
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                                       15

                             CURRENT MORTGAGE RATES
             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 1999-4 - FIXED RATE MORTGAGE LOAN GROUP

                        NUMBER OF        AGGREGATE PRINCIPAL         PERCENT OF
   MORTGAGE RATES       MORTGAGE LOANS   BALANCE OUTSTANDING         LOAN GROUP



  5.500% to   5.999%            1           $    109,185             0.1%
  6.000% to   6.499%            1                 79,174             0.1
  6.500% to   6.999%            5                315,846             0.3
  7.000% to   7.499%           16              1,694,824             1.4
  7.500% to   7.999%           57              4,951,612             4.1
  8.000% to   8.499%           60              5,818,941             4.8
  8.500% to   8.999%          180             17,318,461            14.3
  9.000% to   9.499%          139             13,273,859            11.0
  9.500% to   9.999%          271             23,954,043            19.8
 10.000% to  10.499%          199             15,319,752            12.7
 10.500% to  10.999%          211             17,030,235            14.1
 11.000% to  11.499%          111              7,950,971             6.6
 11.500% to  11.999%          117              7,895,570             6.5
 12.000% to  12.499%           48              2,972,012             2.5
 12.500% to  12.999%           17              1,146,602             0.9
 13.000% to  13.499%            9                884,508             0.7
 13.500% to  13.999%            3                142,753             0.1
 14.000% to  14.499%            1                 22,746             0.0
                             ----           ------------          ------

GRAND TOTAL                 1,446           $120,881,092           100.0%
                            =====           ============          ======




MORTGAGE RATE RANGE IS FROM:        5.950%   TO    14.250%
WEIGHTED AVERAGE IS:                9.881%


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY

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                                       16

                       REMAINING MONTHS TO STATED MATURITY
             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 1999-4 - FIXED RATE MORTGAGE LOAN GROUP



                             NUMBER OF        AGGREGATE PRINCIPAL    PERCENT OF
REMAINING TERM (MONTHS)      MORTGAGE LOANS   BALANCE OUTSTANDING    LOAN GROUP


109 to 120                          28          $   1,314,252          1.1%
169 to 180                         831             68,790,849         56.9
181 to 192                           1                 41,546          0.0
229 to 240                          51              3,090,525          2.6
289 to 300                           3                263,774          0.2
349 to 360                         532             47,380,147         39.2

GRAND TOTAL                      1,446           $120,881,092        100.0%
                                 =====           ============        =====


REMAINING TERM RANGE IS FROM (MONTHS): 118   TO 360
WEIGHTED AVERAGE IS (MONTHS):          250


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DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE
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                                       17



                                              ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
               CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 - FIXED RATE MORTGAGE LOAN GROUP


  RANGE OF ORIGINAL MORTGAGE                  NUMBER OF              AGGREGATE PRINCIPAL         PERCENT OF
  LOAN PRINCIPAL BALANCES                   MORTGAGE LOANS           BALANCE OUTSTANDING         LOAN GROUP


    Up to $100,000                              1,056                  $  58,339,971                 48.3%
$ 100,001 to $ 150,000                            229                     27,600,993                 22.8
$ 150,001 to $ 200,000                             94                     16,396,755                 13.6
$ 200,001 to $ 250,000                             34                      7,636,297                  6.3
$ 250,001 to $ 300,000                             16                      4,494,070                  3.7
$ 300,001 to $ 350,000                              9                      2,902,453                  2.4
$ 350,001 to $ 400,000                              3                      1,116,394                  0.9
$ 400,001 to $ 450,000                              2                        881,452                  0.7
$ 450,001 to $ 500,000                              2                        952,051                  0.8
$ 550,001 to $ 600,000                              1                        560,657                  0.5
                                              -------                     ----------               ------
GRAND TOTAL                                     1,446                   $120,881,092                100.0%
                                              =======                   ============                =====




ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCE RANGE IS FROM:                $10,000       TO    $561,105
AVERAGE IS:           $83,694






                                                        PRODUCT TYPE SUMMARY
               CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 - FIXED RATE MORTGAGE LOAN GROUP


                                                  NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
  PRODUCT TYPE                                  MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP


10 Yr Fixed                                        28                   $  1,314,252                  1.1%
15 Yr Fixed                                       313                     19,291,349                 16.0
16 Yr Fixed                                         1                         41,546                  0.0
20 Yr Fixed                                        51                      3,090,525                  2.6
25 Yr Fixed                                         3                        263,774                  0.2
30 Yr Fixed                                       532                     47,380,147                 39.2
Balloon Loan                                      518                     49,499,500                 40.9
                                                  ---                     ----------                 ----
GRAND TOTAL                                      1,446                  $120,881,092                100.0%
                                                 =====                  ============                =====


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DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE
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                                       18

                               STATE DISTRIBUTIONS
     CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 -
                         FIXED RATE MORTGAGE LOAN GROUP


                        NUMBER OF           AGGREGATE PRINCIPAL    PERCENT OF
  STATES              MORTGAGE LOANS        BALANCE OUTSTANDING    LOAN GROUP


Arizona                      16                $  1,085,722            0.9%
Arkansas                     14                     760,307            0.6
California                   77                  11,588,524            9.6
Colorado                     36                   3,688,598            3.1
Connecticut                  11                   1,128,212            0.9
Delaware                      3                     189,981            0.2
District of Columbia          2                     175,949            0.1
Florida                     256                  21,426,099           17.7
Georgia                      54                   3,291,653            2.7
Idaho                         1                      84,532            0.1
Illinois                     64                   5,970,399            4.9
Indiana                      59                   3,556,746            2.9
Iowa                          7                     445,090            0.4
Kansas                        4                     296,408            0.2
Kentucky                     21                   1,565,209            1.3
Louisiana                    56                   3,671,806            3.0
Maine                         2                     185,846            0.2
Maryland                     14                     956,616            0.8
Massachusetts                28                   3,594,811            3.0
Michigan                     82                   5,151,897            4.3
Minnesota                    16                   1,424,350            1.2
Mississippi                  19                   1,067,774            0.9
Missouri                     38                   1,984,280            1.6
Montana                       3                     426,571            0.4
Nebraska                      2                     120,062            0.1
Nevada                        2                     247,342            0.2
New Hampshire                 2                     233,463            0.2
New Jersey                   25                   2,911,979            2.4
New Mexico                   11                     909,916            0.8
New York                    138                  16,336,333           13.5
North Carolina               16                   1,566,009            1.3
North Dakota                  3                      85,928            0.1
Ohio                         53                   3,340,010            2.8
Oklahoma                     36                   1,830,304            1.5
Oregon                       16                   1,569,535            1.3
Pennsylvania                 25                   1,202,110            1.0
Rhode Island                  8                     706,382            0.6
South Carolina               33                   1,687,098            1.4
South Dakota                  1                      80,000            0.1
Tennessee                   115                   8,656,875            7.2
Texas                        28                   1,822,928            1.5
Utah                          5                     637,678            0.5

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                                       19

Vermont                       1                      42,574            0.0
Virginia                     15                     997,282            0.8
Washington                    9                   1,118,367            0.9
West Virginia                 2                     165,381            0.1
Wisconsin                    16                     806,157            0.7
Wyoming                       1                      90,000            0.1
                           ----                      ------            ---
GRAND TOTAL               1,446                $120,881,092          100.0%
                          =====                ============          =====




                                                        LOAN-TO-VALUE RATIOS
               CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 - FIXED RATE MORTGAGE LOAN GROUP


                                                  NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
  RANGE OF LOAN-TO-VALUE RATIOS                 MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP




 50.00% or Less                                   161                   $  8,889,754                  7.4%
 50.01% to  55.00%                                 58                      4,472,876                  3.7
 55.01% to  60.00%                                122                      9,521,086                  7.9
 60.01% to  65.00%                                100                      8,634,054                  7.1
 65.01% to  70.00%                                164                     13,068,390                 10.8
 70.01% to  75.00%                                183                     15,697,685                 13.0
 75.01% to  80.00%                                352                     32,183,576                 26.6
 80.01% to  85.00%                                198                     17,450,243                 14.4
 85.01% to  90.00%                                100                      9,897,387                  8.2
 90.01% to  95.00%                                  8                      1,066,042                  0.9
 -----      -----                                 ---                      ---------                  ---
GRAND TOTAL                                     1,446                   $120,881,092                100.0%
                                                =====                   ============                =====


LOAN-TO-VALUE RANGE IS FROM:      12.77%      TO    95.00%
WEIGHTED AVERAGE IS:                               72.76%


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DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE
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                                       20



                                                            LOAN PURPOSE
               CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 - FIXED RATE MORTGAGE LOAN GROUP


                                             NUMBER OF              AGGREGATE PRINCIPAL         PERCENT OF
  LOAN PURPOSE                             MORTGAGE LOANS           BALANCE OUTSTANDING         LOAN GROUP


Purchase                                          356                   $ 33,064,590                 27.4%
Refinance - Rate/Term                             157                     13,047,496                 10.8
Refinance - Cashout                               933                     74,769,007                 61.9
                                                  ---                     ----------                 ----
GRAND TOTAL                                     1,446                   $120,881,092                100.0%
                                                =====                   ============                =====





                                                    TYPE OF MORTGAGED PROPERTIES
               CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 - FIXED RATE MORTGAGE LOAN GROUP


                                                  NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
  PROPERTY TYPE                                 MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP


Single-family Detached                          1,159                  $  93,413,366                 77.3%
Two- to Four-family Dwelling Unit                 129                     13,006,785                 10.8
Planned Unit Development                           59                      7,520,546                  6.2
Condominium                                        37                      3,248,801                  2.7
Small Mixed Use                                    14                      1,287,346                  1.1
Manufactured Housing                               48                      2,404,249                  2.0
                                                 ----                      ---------                  ---
GRAND TOTAL                                     1,446                   $120,881,092                100.0%
                                                =====                   ============                =====


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DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE
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                                       21


                                                        DOCUMENTATION SUMMARY
               CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 - FIXED RATE MORTGAGE LOAN GROUP


                                                  NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
  DOCUMENTATION                                 MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP


Full Documentation                              1,144                   $ 91,620,489                 75.8%
24 Month Bank Statement                            97                     11,173,222                  9.2
Reduced Documentation                              42                      4,227,015                  3.5
Stated Income                                     163                     13,860,366                 11.5
                                                -----                   ------------                -----
GRAND TOTAL                                     1,446                   $120,881,092                100.0%
                                                =====                   ============                =====







                                                           OCCUPANCY TYPES
               CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 - FIXED RATE MORTGAGE LOAN GROUP


                                                  NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
  OCCUPANCY                                     MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP


Owner-occupied                                  1,263                   $109,562,256                 90.6%
Second Home                                        20                      1,250,736                  1.0
Investment                                        163                     10,068,101                  8.3
                                               ------                   ------------                 ----
GRAND TOTAL                                     1,446                   $120,881,092                100.0%
                                                =====                   ============                =====


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DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE
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                                       22



                                                      MORTGAGE LOAN AGE SUMMARY
               CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 - FIXED RATE MORTGAGE LOAN GROUP


                                                  NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
 MORTGAGE LOAN AGE (MONTHS)                    MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP


      0                                           367                   $ 29,514,001                 24.4%
      1                                           552                     45,110,308                 37.3
      2                                           423                     36,750,800                 30.4
      3                                            68                      6,073,872                  5.0
      4                                            19                      1,600,538                  1.3
      5                                             5                        998,100                  0.8
      6                                            10                        722,448                  0.6
      7                                             2                        111,025                  0.1
                                                -----                   ------------               ------
GRAND TOTAL                                     1,446                   $120,881,092                100.0%
                                                =====                   ============                =====


WEIGHTED AVERAGE IS (MONTH):  1





                                                        CREDIT GRADE SUMMARY
               CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 - FIXED RATE MORTGAGE LOAN GROUP


                                                  NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
  CREDIT GRADE                                  MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP


A O                                               569                   $ 50,553,631                 41.8%
A-                                                460                     41,709,469                 34.5
B                                                 257                     19,789,519                 16.4
B-                                                 63                      4,184,893                  3.5
C                                                  84                      3,976,124                  3.3
C-                                                 13                        667,457                  0.6
                                                -----                   ------------                -----
GRAND TOTAL                                     1,446                   $120,881,092                100.0%
                                                =====                   ============                =====


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DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE
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                                       23


                                                         YEAR OF ORIGINATION
               CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 - FIXED RATE MORTGAGE LOAN GROUP


                                                  NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
  YEAR OF ORIGINATION                           MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP

  1999                                          1,446                   $120,881,092                100.0%
                                                -----                   ------------                -----

  GRAND TOTAL                                   1,446                   $120,881,092                100.0%
                                                =====                   ============                =====






                                            PREPAYMENT PENALTIES SUMMARY
       CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 - FIXED RATE MORTGAGE LOAN GROUP


                                                  NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
  PREPAYMENT PENALTIES (MONTHS)                 MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP

None                                              298                    $23,773,328                 19.7%
12 months                                         125                     14,806,349                 12.2
24 months                                          26                      2,935,169                  2.4
36 months                                         484                     37,698,890                 31.2
60 months                                         513                     41,667,355                 34.5
                                                 ----                     ----------                -----

GRAND TOTAL                                     1,446                   $120,881,092                100.0%
                                                =====                   ============                =====




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY

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                                       24




                                                CREDIT SCORE SUMMARY
       CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 - FIXED RATE MORTGAGE LOAN GROUP


                                                  NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
  CREDIT SCORES                                 MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP

 Not Scored                                        47                   $  3,290,777                  2.7%
 461 to 500                                        20                      1,728,570                  1.4
 501 to 550                                       155                     11,129,348                  9.2
 551 to 600                                       449                     37,517,768                 31.0
 601 to 650                                       388                     32,931,489                 27.2
 651 to 700                                       239                     21,428,131                 17.7
 701 to 750                                        98                      8,376,635                  6.9
 751 to 800                                        48                      4,268,879                  3.5
 801 to 803                                         2                        209,496                  0.2
                                              -------                     ----------               ------
GRAND TOTAL                                     1,446                   $120,881,092                100.0%
                                                =====                   ============                =====




 CREDIT SCORE RANGE IS FROM:                    461   TO   803
 WEIGHTED AVERAGE (SCORED LOANS ONLY) IS:       620


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                                       25

CHASE SECURITIES, INC.
ASSET BACKED SECURITIES PORTFOLIO ANALYSIS



     CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 -
                      ADJUSTABLE RATE MORTGAGE LOAN GROUP
                                 SUMMARY REPORT


AGGREGATE OUTSTANDING PRINCIPAL BALANCE                    $232,662,785
AGGREGATE ORIGINAL PRINCIPAL BALANCE                       $232,783,375
NUMBER OF MORTGAGE LOANS                                        1,956

                                 MINIMUM      MAXIMUM       AVERAGE(1)
                                 -------      -------       ----------
ORIGINAL PRINCIPAL BALANCE        18,445     1,000,000      119,010
OUTSTANDING PRINCIPAL BALANCE     18,428     1,000,000      118,948

                                MINIMUM       MAXIMUM      WEIGHTED AVERAGE(2)
                                -------       -------      ------------------
ORIGINAL TERM (MOS)              360           360           360
STATED REMAINING TERM (MOS)      352           360           359
EXPECTED REMAINING TERM (MOS)    327           360           359
LOAN AGE (MOS)                     0             8             1

CURRENT INTEREST RATE          6.500%       13.750%        9.960%
INITIAL INTEREST RATE CAP      1.000%        3.000%        2.922%
PERIODIC RATE CAP              1.000%        2.000%        1.472%
GROSS MARGIN                   3.250%        8.250%        5.674%
MAXIMUM MORTGAGE RATE         13.500%       20.750%       16.933%
MINIMUM MORTGAGE RATE          6.500%       13.750%        9.961%

MONTHS TO ROLL                     4            60        27.110

ORIGINAL LOAN-TO-VALUE         16.73%        95.00%        77.31%

CREDIT SCORE                     450           791           601(3)


                                 EARLIEST                     LATEST
                                 --------                     ------
ORIGINATION DATES                03/1999                     11/1999
MATURITY DATES                   04/2029                     12/2029








NOTES:
(1)      SUM OF PRINCIPAL BALANCE DIVIDED BY TOTAL NUMBER OF LOANS.
(2)      WEIGHTED BY OUTSTANDING PRINCIPAL BALANCE.
(3)      WEIGHTING ONLY FOR LOANS WITH SCORES.


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DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE
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                                       26



                                                       CURRENT MORTGAGE RATES
             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP


                                                  NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
  MORTGAGE RATES                                MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP

  6.500% to   6.999%                                2                   $    192,847                  0.1%
  7.000% to   7.499%                                8                      1,053,266                  0.5
  7.500% to   7.999%                               35                      5,193,875                  2.2
  8.000% to   8.499%                               64                     10,049,958                  4.3
  8.500% to   8.999%                              197                     30,335,540                 13.0
  9.000% to   9.499%                              203                     27,077,152                 11.6
  9.500% to   9.999%                              389                     48,515,128                 20.9
 10.000% to  10.499%                              290                     33,097,870                 14.2
 10.500% to  10.999%                              354                     37,965,587                 16.3
 11.000% to  11.499%                              183                     17,930,923                  7.7
 11.500% to  11.999%                              156                     14,970,980                  6.4
 12.000% to  12.499%                               55                      4,335,479                  1.9
 12.500% to  12.999%                               11                        821,623                  0.4
 13.000% to  13.499%                                6                        455,356                  0.2
 13.500% to  13.999%                                3                        667,201                  0.3
                                                 ----                   ------------               ------
GRAND TOTAL                                     1,956                   $232,662,785                100.0%
                                                =====                   ============                =====


  MORTGAGE RATE RANGE IS FROM:          6.500%      TO   13.750%
  WEIGHTED AVERAGE IS:                  9.960%






                                                 REMAINING MONTHS TO STATED MATURITY
             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP


                                                  NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
  REMAINING TERM (MONTHS)                       MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP

  349 to 360                                    1,956                   $232,662,785                100.0%
                                                -----                   ------------                -----

  GRAND TOTAL                                   1,956                   $232,662,785                100.0%
                                                =====                   ============                =====


  REMAINING TERM RANGE IS FROM (MONTHS):       352  TO        360
  WEIGHTED AVERAGE IS (MONTHS):        359


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                                       27



                                      ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
     CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP



  RANGE OF ORIGINAL MORTGAGE                      NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
  LOAN PRINCIPAL BALANCES                       MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP

 Up to $100,000                                 1,032                   $ 68,274,081                 29.3%
$ 100,001 to $ 150,000                            496                     61,436,853                 26.4
$ 150,001 to $ 200,000                            200                     34,556,106                 14.9
$ 200,001 to $ 250,000                            111                     25,107,683                 10.8
$ 250,001 to $ 300,000                             52                     14,495,417                  6.2
$ 300,001 to $ 350,000                             17                      5,621,772                  2.4
$ 350,001 to $ 400,000                             14                      5,285,947                  2.3
$ 400,001 to $ 450,000                              7                      2,986,528                  1.3
$ 450,001 to $ 500,000                             23                     11,196,330                  4.8
$ 700,001 to $ 750,000                              1                        747,500                  0.3
$ 950,001 to $1,000,000                             3                      2,954,568                  1.3
                                                -----                    -----------              -------
GRAND TOTAL                                     1,956                   $232,662,785                100.0%
                                                =====                   ============                =====


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCE RANGE IS FROM:             $18,445        TO   $1,000,000
AVERAGE IS:          $119,010





                                                        PRODUCT TYPE SUMMARY
             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP


                                                  NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
  PRODUCT TYPE                                  MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP

Six Month LIBOR Loan                               31                  $   5,627,808                  2.4%
1/29 Loan                                          45                      6,717,893                  2.9
2/28 Loan                                       1,098                    134,376,733                 57.8
3/27 Loan                                         738                     80,988,229                 34.8
5/25 Loan                                          42                      4,773,185                  2.1
Other                                               2                        178,937                  0.1
GRAND TOTAL                                     1,956                   $232,662,785                100.0%
                                                =====                   ============                =====


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DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE
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                                       28


                                                 STATE DISTRIBUTIONS
     CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                          NUMBER OF          AGGREGATE PRINCIPAL        PERCENT OF
  STATES                                MORTGAGE LOANS       BALANCE OUTSTANDING        LOAN GROUP

Arizona                                          31        $   2,819,494                  1.2%
Arkansas                                          6              379,044                  0.2
California                                      141           27,548,095                 11.8
Colorado                                        115           14,928,584                  6.4
Connecticut                                      23            2,885,162                  1.2
Delaware                                          1              107,893                  0.0
District of Columbia                              4              616,108                  0.3
Florida                                         203           21,804,498                  9.4
Georgia                                          55            9,293,639                  4.0
Hawaii                                            2              645,000                  0.3
Idaho                                             6              523,248                  0.2
Illinois                                        112           12,227,579                  5.3
Indiana                                          29            2,400,659                  1.0
Iowa                                              3              200,376                  0.1
Kansas                                            2              269,871                  0.1
Kentucky                                          9              837,360                  0.4
Louisiana                                        13            1,401,937                  0.6
Maine                                             3              240,782                  0.1
Maryland                                         27            3,367,701                  1.4
Massachusetts                                    59            8,930,540                  3.8
Michigan                                        230           20,997,716                  9.0
Minnesota                                        50            5,489,601                  2.4
Mississippi                                      11              648,668                  0.3
Missouri                                         75            5,354,600                  2.3
Montana                                           7              795,194                  0.3
Nebraska                                          2              101,305                  0.0
Nevada                                            7              899,703                  0.4
New Hampshire                                    10              914,895                  0.4
New Jersey                                       65           10,150,746                  4.4
New Mexico                                       11            1,035,273                  0.4
New York                                        103           16,763,118                  7.2
North Carolina                                   29            3,125,683                  1.3
Ohio                                             79            7,583,308                  3.3
Oklahoma                                         10              979,485                  0.4
Oregon                                           16            2,040,665                  0.9
Pennsylvania                                     20            2,009,521                  0.9
Rhode Island                                     14            1,770,876                  0.8
South Carolina                                   33            2,911,116                  1.3
Tennessee                                        68            6,550,799                  2.8
Texas                                            75            7,688,079                  3.3
Utah                                             18            2,686,876                  1.2
Vermont                                          12              962,945                  0.4


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                                       29


Virginia                                         24            4,387,173                  1.9
Washington                                       54            8,199,463                  3.5
West Virginia                                     3              140,924                  0.1
Wisconsin                                        83            6,793,531                  2.9
Wyoming                                           3              253,952                  0.1
                                                 -------    ------------       -       ------
GRAND TOTAL                                      1,956      $232,662,785       1        100.0%
                                                 =====      ============       =        =====






                                                        LOAN-TO-VALUE RATIOS
             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP


                                                  NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
  RANGE OF LOAN-TO-VALUE RATIOS                 MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP

50.00% or Less                                     67                     $6,415,558                  2.8%
50.01% to  55.00%                                  21                      2,471,356                  1.1
55.01% to  60.00%                                  68                      8,345,093                  3.6
60.01% to  65.00%                                  85                      9,675,960                  4.2
65.01% to  70.00%                                 225                     28,042,865                 12.1
70.01% to  75.00%                                 279                     32,553,299                 14.0
75.01% to  80.00%                                 523                     66,109,033                 28.4
80.01% to  85.00%                                 407                     46,966,391                 20.2
85.01% to  90.00%                                 276                     31,660,897                 13.6
90.01% to  95.00%                                   5                        422,334                  0.2
                                               ------                    -----------               ------
GRAND TOTAL                                     1,956                   $232,662,785                100.0%
                                                =====                   ============                =====



  LOAN-TO-VALUE RANGE IS FROM:      16.73%      TO    95.00%
  WEIGHTED AVERAGE IS:              77.31%


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DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE
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                                       30



                                                            LOAN PURPOSE
             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP


                                                  NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
  LOAN PURPOSE                                  MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP

Purchase                                          867                   $104,980,208                 45.1%
Refinance - Rate/Term                             182                     19,352,684                  8.3
Refinance - Cashout                               907                    108,329,893                 46.6
                                                  ---                    -----------                -----
GRAND TOTAL                                     1,956                   $232,662,785                100.0%
                                                =====                   ============                =====





                                                    TYPE OF MORTGAGED PROPERTIES
             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP


                                                  NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
  PROPERTY TYPE                                 MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP

Single-family Detached                          1,553                   $184,895,114                 79.5%
Two- to Four-family Dwelling Unit                 157                     17,968,298                  7.7
Condominium                                        78                      7,672,571                  3.3
Planned Unit Development                          125                     18,763,159                  8.1
Small Mixed Use                                     1                        161,053                  0.1
Manufactured Housing                               42                      3,202,592                  1.4
                                               ------                    -----------               ------
GRAND TOTAL                                     1,956                   $232,662,785                100.0%
                                               ======                   ============                =====



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DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE
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                                       31



                                                 DOCUMENTATION SUMMARY
     CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP


                                           NUMBER OF                   AGGREGATE PRINCIPAL        PERCENT OF
  DOCUMENTATION                          MORTGAGE LOANS                BALANCE OUTSTANDING        LOAN GROUP

Full Documentation                              1,437                   $157,287,972                 67.6%
24 Month Bank Statement                           199                     31,337,724                 13.5
Reduced Documentation                              71                     12,559,342                  5.4
Stated Income                                     249                     31,477,748                 13.5
                                                -----                  -------------                -----
GRAND TOTAL                                     1,956                   $232,662,785                100.0%
                                                =====                   ============                =====








                                                           OCCUPANCY TYPES
             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP


                                                  NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
  OCCUPANCY                                     MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP

Owner-occupied                                  1,770                   $215,941,369                 92.8%
Second Home                                        19                      2,104,883                  0.9
Investment                                        167                     14,616,533                  6.3
                                               ------                   ------------                -----
 GRAND TOTAL                                    1,956                   $232,662,785               100.0%
                                               ======                   ============                =====




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DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE
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                                       32



                                                      MORTGAGE LOAN AGE SUMMARY
             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP


                                                  NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
  MORTGAGE LOAN AGE (MONTHS)                    MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP

0                                                 599                   $ 72,309,279                 31.1%
1                                                 768                     92,347,490                 39.7
2                                                 527                     61,511,573                 26.4
3                                                  33                      3,507,320                  1.5
4                                                  19                      1,843,607                  0.8
5                                                   3                        349,276                  0.2
6                                                   4                        491,771                  0.2
7                                                   1                        105,857                  0.0
8                                                   2                        196,612                  0.1
                                                 ----                    -----------                -----
GRAND TOTAL                                     1,956                   $232,662,785                100.0%
                                                =====                   ============                =====



WEIGHTED AVERAGE IS  (MONTH): 1








                                                        CREDIT GRADE SUMMARY
             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP


                                                  NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
  CREDIT GRADE                                  MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP

A O                                               592                   $ 77,768,577                 33.4%
A-                                                674                     84,637,110                 36.4
B                                                 380                     41,956,755                 18.0
B-                                                104                      9,654,783                  4.1
C                                                 156                     14,583,914                  6.3
C-                                                 50                      4,061,646                  1.7
                                                 ----                   ------------                -----
GRAND TOTAL                                     1,956                   $232,662,785                100.0%
                                                =====                   ============                =====


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DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE
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                                       33



                                                         YEAR OF ORIGINATION
             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP


                                                  NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
  YEAR OF ORIGINATION                           MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP

1999                                            1,956                   $232,662,785                100.0%
                                                -----                   ------------                -----

GRAND TOTAL                                     1,956                   $232,662,785                100.0%
                                                =====                   ============                =====







                                                       MAXIMUM MORTGAGE RATES
             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP


                                                  NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
  RANGE OF MAXIMUM MORTGAGE                     MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP

13.500% to 13.999%                                  4                   $    417,614                  0.2%
14.000% to 14.499%                                 10                      1,860,021                  0.8
14.500% to 14.999%                                 38                      5,627,496                  2.4
15.000% to 15.499%                                 68                     10,091,331                  4.3
15.500% to 15.999%                                202                     31,462,520                 13.5
16.000% to 16.499%                                201                     26,976,550                 11.6
16.500% to 16.999%                                383                     47,249,605                 20.3
17.000% to 17.499%                                287                     32,600,345                 14.0
17.500% to 17.999%                                354                     37,908,655                 16.3
18.000% to 18.499%                                183                     17,735,908                  7.6
18.500% to 18.999%                                152                     14,508,068                  6.2
19.000% to 19.499%                                 54                      4,280,493                  1.8
19.500% to 19.999%                                 11                        821,623                  0.4
20.000% to 20.499%                                  6                        455,356                  0.2
20.500% to 20.999%                                  3                        667,201                  0.3
                                                 ----                  ------------                 -----
GRAND TOTAL                                     1,956                   $232,662,785                100.0%
                                                =====                  =============                =====


MAXIMUM MORTGAGE RATE RANGE IS FROM:         13.500%        TO    20.750%

WEIGHTED AVERAGE IS:                         16.933%


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DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE
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                                       34



                                                    PREPAYMENT PENALTIES SUMMARY
             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP


                                                  NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
  PREPAYMENT PENALTIES (MONTHS)                 MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP

 None                                             803                   $ 98,097,157                 42.2%
12 months                                          13                      1,852,448                  0.8
24 months                                         431                     58,797,448                 25.3
36 months                                         596                     63,538,302                 27.3
60 months                                         113                     10,377,431                  4.5
                                                  ---                     ----------                -----
GRAND TOTAL                                     1,956                   $232,662,785                100.0%
                                                =====                   ============                =====



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                                       35



                                                        NEXT ADJUSTMENT DATE
             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP


                                                  NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
  NEXT ADJUSTMENT DATE                          MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP

Apr 2000                                             12                     $ 1,998,157               0.9%
May 2000                                             15                       2,914,852               1.3
Jun 2000                                              4                         714,800               0.3
Sep 2000                                              1                          49,954               0.0
Oct 2000                                             19                       2,785,890               1.2
Nov 2000                                             16                       2,379,529               1.0
Dec 2000                                              9                       1,502,520               0.6
Apr 2001                                              1                          69,495               0.0
May 2001                                              1                         105,857               0.0
Jun 2001                                              4                         491,771               0.2
Jul 2001                                              2                         202,851               0.1
Aug 2001                                             13                       1,227,261               0.5
Sep 2001                                             22                       2,107,483               0.9
Oct 2001                                            290                      34,498,476              14.8
Nov 2001                                            429                      52,066,332              22.4
Dec 2001                                            336                      43,607,207              18.7
Apr 2002                                              1                         127,116               0.1
Jul 2002                                              1                         146,425               0.1
Aug 2002                                              6                         616,346               0.3
Sep 2002                                             10                       1,349,883               0.6
Oct 2002                                            194                      21,014,942               9.0
Nov 2002                                            290                      32,946,342              14.2
Dec 2002                                            238                      24,966,112              10.7
Oct 2004                                             12                       1,214,109               0.5
Nov 2004                                             18                       2,040,435               0.9
Dec 2004                                             12                       1,518,640               0.7
                                                  -----                    ------------             -----
GRAND TOTAL                                       1,956                    $232,662,785             100.0%
                                                  =====                    ============             =====




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                                       36


                                                        CREDIT SCORE SUMMARY
             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP


                                                  NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
  CREDIT SCORES                                 MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP



Not Scored                                         44                   $  5,600,839                  2.4%
 450 to 500                                        62                      6,594,723                  2.8
 501 to 550                                       331                     37,751,537                 16.2
 551 to 600                                       661                     79,545,143                 34.2
 601 to 650                                       468                     56,116,928                 24.1
 651 to 700                                       259                     31,499,755                 13.5
 701 to 750                                       108                     13,160,085                  5.7
 751 to 791                                        23                      2,393,776                  1.0
                                                -----                   ------------                -----
GRAND TOTAL                                     1,956                   $232,662,785                100.0%
                                                =====                   ============                =====


  CREDIT SCORE RANGE IS FROM:                    450   TO   791
  WEIGHTED AVERAGE (SCORED LOANS ONLY) IS:       601


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                                       37



                                                ASSUMED MORTGAGE LOAN CHARACTERISTICS
               CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 - FIXED RATE MORTGAGE LOAN GROUP


                                                                                                 ORIGINAL
                                                                                               AMORTIZATION
                                                                              ORIGINAL TERM        TERM         REMAINING TERM
                    CURRENT BALANCE     MORTGAGE RATE    NET MORTGAGE RATE     (IN MONTHS)      (IN MONTHS)      (IN MONTHS)

                        $53,233,593.60     10.064%             9.554%              180              360              179
                          1,413,395.59      9.510%             9.000%              120              120              119
                         20,746,631.02      9.574%             9.064%              180              180              179
                          3,368,344.22      9.786%             9.276%              239              239              238
                         51,238,035.57      9.831%             9.321%              360              360              358









                                                ASSUMED MORTGAGE LOAN CHARACTERISTICS
               CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 - FIXED RATE MORTGAGE LOAN GROUP


                                                                                                                   NUMBER OF
                                                                                                                    MONTHS
                                  ORIGINAL  REMAINING                                                               UNTIL
                           NET     TERM      TERM                                                         RESET   NEXT RATE
   CURRENT     MORTGAGE  MORTGAGE   IN        IN     GROSS  INITIAL RATE  PERIODIC   MAXIMUM   MINIMUM    CHANGE  ADJUSTMENT
   BALANCE       RATE      RATE   (MONTHS) (MONTHS)  MARGIN  CHANGE CAP     CAP       RATE     RATE    FREQUENCY    DATE     INDEX
   -------       ----      ----   -------   ------   ------  ----------     ---      ------    ----    ---------   ----     -----


$12,735,033.36  9.636%    9.126%     360      359     4.981%    1.544%     1.000%   16.180%   9.634%       6         8   6 Mo. LIBOR
138,614,415.28  9.960%    9.450%     360      359     5.878%    2.998%     1.498%   16.956%   9.960%       6        23   6 Mo. LIBOR
 83,726,840.48  10.042%   9.532%     360      359     5.462%    3.000%     1.501%   17.040%   10.043%      6        35   6 Mo. LIBOR
  4,923,710.88  9.416%    8.906%     360      359     5.326%    3.000%     1.500%   16.416%   9.416%       6        59   6 Mo. LIBOR



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                                       38

                              GROUP II CERTIFICATES AVAILABLE FUNDS CAP HYPOTHETICAL TABLE
                              ------------------------------------------------------------


      PAYMENT DATE            AVAILABLE FUNDS CAP(1)(2)           PAYMENT DATE          AVAILABLE FUNDS CAP(1)(2)
      ------------            -------------------------           ------------          -------------------------
        1/25/00                         9.450                       9/25/03                       11.904
        2/25/00                         9.450                       10/25/03                      11.904
        3/25/00                         9.450                       11/25/03                      11.904
        4/25/00                         9.450                       12/25/03                      11.904
        5/25/00                         9.469                       1/25/04                       11.904
        6/25/00                         9.489                       2/25/04                       11.904
        7/25/00                         9.509                       3/25/04                       11.904
        8/25/00                         9.531                       4/25/04                       11.904
        9/25/00                         9.629                       5/25/04                       11.904
        10/25/00                        9.652                       6/25/04                       11.904
        11/25/00                        9.678                       7/25/04                       11.904
        12/25/00                        9.702                       8/25/04                       11.904
        1/25/01                         9.730                       9/25/04                       11.904
        2/25/01                         9.762                       10/25/04                      11.904
        3/25/01                         9.801                       11/25/04                      11.904
        4/25/01                         9.848                       12/25/04                      11.947
        5/25/01                         9.891                       1/25/05                       11.947
        6/25/01                         9.937                       2/25/05                       11.947
        7/25/01                         9.983                       3/25/05                       11.947
        8/25/01                        10.009                       4/25/05                       11.947
        9/25/01                        10.022                       5/25/05                       11.947
        10/25/01                       10.037                       6/25/05                       11.947
        11/25/01                       10.051                       7/25/05                       11.947
        12/25/01                       11.291                       8/25/05                       11.947
        1/25/02                        11.309                       9/25/05                       11.947
        2/25/02                        11.327                       11/25/05                      11.947
        3/25/02                        11.345                       11/25/05                      11.947
        4/25/02                        11.364                       12/25/05                      11.947
        5/25/02                        11.384                       1/25/06                       11.947
        6/25/02                        11.404                       2/25/06                       11.947
        7/25/02                        11.425                       3/25/06                       11.947
        8/25/02                        11.446                       4/25/06                       11.947
        9/25/02                        11.469                       5/25/06                       11.947
        10/25/02                       11.491                       6/25/06                       11.947
        11/25/02                       11.515                       7/25/06                       11.947
        12/25/02                       12.107                       8/25/06                       11.947
        1/25/03                        12.134                       9/25/06                       11.947
        2/25/03                        11.904                       10/25/06                      11.947
        3/25/03                        11.904                       11/25/06                      11.947
        4/25/03                        11.904                       12/25/06                      11.947
        5/25/03                        11.904                       1/25/07                       11.947
        6/25/03                        11.904                       2/25/07                       11.947
        7/25/03                        11.904                       3/25/07                       11.947
        8/25/03                        11.904

(1)  Available Funds Cap = 12* (Group II Net Interest)/(Group II Total
     Certificate Balance)

(2) Assumes no losses, 10% cleanup call, 27% CPR, and 1 month and 6 month LIBOR remains constant.


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                                       39


                                                 DISCOUNT MARGIN TABLE (TO 10% CALL)
                                                 -----------------------------------

                                                              BOND IA-1


                                     0%              80%           100% (PRICING)      150%             200%


       99-21                      25.089           52.033             57.352          68.688           78.221
       99-22                      24.626           49.114             53.950          64.253           72.918
       99-23                      24.162           46.197             50.548          59.819           67.616
       99-24                      23.699           43.282             47.149          55.388           62.317
       99-25                      23.236           40.367             43.750          50.958           57.019
       99-26                      22.773           37.454             40.353          46.530           51.724

       99-27                      22.310           34.542             36.957          42.104           46.432
       99-28                      21.848           31.631             33.563          37.679           41.141
       99-29                      21.385           28.722             30.170          33.257           35.852
       99-30                      20.923           25.813             26.779          28.836           30.566
       99-31                      20.462           22.906             23.389          24.417           25.282
       100-0                      20.000           20.000             20.000          20.000           20.000

       100-1                      19.539           17.095             16.613          15.585           14.720
       100-2                      19.078           14.192             13.227          11.171            9.443
       100-3                      18.617           11.289              9.842           6.759            4.167
       100-4                      18.156            8.388              6.459           2.349           -1.106
       100-5                      17.696            5.488              3.078          -2.059           -6.378
       100-6                      17.235            2.589             -0.303          -6.465          -11.647

       100-7                      16.775           -0.308             -3.682         -10.870          -16.913
       100-8                      16.316           -3.204             -7.059         -15.272          -22.178
       100-9                      15.856           -6.100            -10.435         -19.673          -27.441
       100-10                     15.397           -8.993            -13.810         -24.072          -32.701
       100-11                     14.938          -11.886            -17.184         -28.470          -37.959

       AVG LIFE                     9.84             1.11               0.95            0.72             0.60
       FIRST PAY                    1/00             1/00               1/00            1/00             1/00
       LAST PAY                    11/14             1/02               9/01            2/01            12/00



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                                       40



                                               YIELD GIVEN PRICES TABLE (TO 10% CALL)

                                                              BOND IA-2


                             0%                80%         100% (PRICING)        150%               200%


99-21                       7.171             7.130             7.118            7.091             7.065
99-22                       7.167             7.116             7.102            7.068             7.036
99-23                       7.164             7.102             7.086            7.045             7.007
99-24                       7.160             7.089             7.069            7.022             6.977
99-25                       7.157             7.075             7.053            6.999             6.948
99-26                       7.153             7.062             7.037            6.976             6.919

99-27                       7.150             7.048             7.020            6.953             6.890
99-28                       7.147             7.035             7.004            6.930             6.860
99-29                       7.143             7.021             6.988            6.907             6.831
99-30                       7.140             7.008             6.972            6.884             6.802
99-31                       7.136             6.994             6.955            6.861             6.773
*100-0                      7.133             6.981             6.939            6.838             6.744

100-1                       7.129             6.967             6.923            6.815             6.714
100-2                       7.126             6.954             6.906            6.792             6.685
100-3                       7.122             6.940             6.890            6.769             6.656
100-4                       7.119             6.927             6.874            6.747             6.627
100-5                       7.115             6.913             6.858            6.724             6.598
100-6                       7.112             6.900             6.842            6.701             6.569

100-7                       7.108             6.886             6.825            6.678             6.540
100-8                       7.105             6.873             6.809            6.655             6.511
100-9                       7.101             6.859             6.793            6.632             6.482
100-10                      7.098             6.846             6.777            6.609             6.453
100-11                      7.094             6.832             6.761            6.587             6.424

AVG LIFE                    14.93              2.60              2.13             1.47              1.14
DURATION                     8.95              2.30              1.91             1.36              1.07
FIRST PAY                   11/14              1/02              9/01             2/01             12/00
LAST PAY                    11/14              2/03              7/02             9/01              4/01



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                                       41


                                               YIELD GIVEN PRICES TABLE (TO 10% CALL)

                                                              BOND IA-3


                             0%                80%         100% (PRICING)        150%               200%


99-21                       7.248             7.223             7.214            7.191             7.170
99-22                       7.245             7.214             7.203            7.175             7.148
99-23                       7.241             7.205             7.192            7.158             7.126
99-24                       7.238             7.195             7.180            7.141             7.104
99-25                       7.234             7.186             7.169            7.125             7.082
99-26                       7.231             7.177             7.158            7.108             7.061

99-27                       7.228             7.168             7.146            7.092             7.039
99-28                       7.224             7.159             7.135            7.075             7.017
99-29                       7.221             7.149             7.124            7.058             6.995
99-30                       7.218             7.140             7.112            7.042             6.974
99-31                       7.214             7.131             7.101            7.025             6.952
*100-0                      7.211             7.122             7.090            7.008             6.930

100-1                       7.207             7.113             7.079            6.992             6.908
100-2                       7.204             7.103             7.067            6.975             6.887
100-3                       7.201             7.094             7.056            6.959             6.865
100-4                       7.197             7.085             7.045            6.942             6.843
100-5                       7.194             7.076             7.033            6.926             6.822
100-6                       7.191             7.067             7.022            6.909             6.800

100-7                       7.187             7.057             7.011            6.892             6.778
100-8                       7.184             7.048             7.000            6.876             6.757
100-9                       7.180             7.039             6.988            6.859             6.735
100-10                      7.177             7.030             6.977            6.843             6.713
100-11                      7.174             7.021             6.966            6.826             6.692

AVG LIFE                    15.94              4.02              3.18             2.08              1.56
DURATION                     9.22              3.38              2.76             1.87              1.43
FIRST PAY                   11/14              2/03              7/02             9/01              4/01
LAST PAY                     9/19              1/05             12/03             5/02             10/01



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                                       42



                                               YIELD GIVEN PRICES TABLE (TO 10% CALL)

                                                              BOND IA-4


                             0%                80%         100% (PRICING)        150%              200%


99-20.50                    7.532             7.519             7.512            7.492             7.473
99-21.50                    7.529             7.513             7.504            7.480             7.456
99-22.50                    7.527             7.507             7.497            7.468             7.439
99-23.50                    7.524             7.501             7.489            7.456             7.423
99-24.50                    7.521             7.495             7.482            7.443             7.406
99-25.50                    7.518             7.489             7.474            7.431             7.389

99-26.50                    7.515             7.483             7.466            7.419             7.373
99-27.50                    7.512             7.477             7.459            7.407             7.356
99-28.50                    7.509             7.471             7.451            7.395             7.339
99-29.50                    7.506             7.466             7.444            7.383             7.323
99-30.50                    7.503             7.460             7.436            7.371             7.306
*99-31.50                   7.501             7.454             7.429            7.358             7.290

100-00.50                   7.498             7.448             7.421            7.346             7.273
100-01.50                   7.495             7.442             7.413            7.334             7.256
100-02.50                   7.492             7.436             7.406            7.322             7.240
100-03.50                   7.489             7.430             7.398            7.310             7.223
100-04.50                   7.486             7.424             7.391            7.298             7.207
100-05.50                   7.483             7.418             7.383            7.286             7.190

100-06.50                   7.480             7.412             7.376            7.274             7.174
100-07.50                   7.478             7.406             7.368            7.262             7.157
100-08.50                   7.475             7.400             7.361            7.250             7.141
100-09.50                   7.472             7.394             7.353            7.238             7.124
100-10.50                   7.469             7.389             7.346            7.225             7.107

AVG LIFE                    23.62              7.00              5.13             2.96              2.09
DURATION                    10.79              5.25              4.12             2.57              1.88
FIRST PAY                    9/19              1/05             12/03             5/02             10/01
LAST PAY                     9/26              2/10              9/06            10/03              5/02



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                                       43


                                               YIELD GIVEN PRICES TABLE (TO 10% CALL)

                                                              BOND IA-5


                             0%                80%         100% (PRICING)        150%               200%


99-20.50                    7.870             7.862             7.858            7.844             7.817
99-21.50                    7.867             7.857             7.853            7.836             7.804
99-22.50                    7.864             7.853             7.848            7.828             7.791
99-23.50                    7.862             7.848             7.842            7.820             7.777
99-24.50                    7.859             7.844             7.837            7.812             7.764
99-25.50                    7.856             7.840             7.832            7.804             7.751

99-26.50                    7.853             7.835             7.827            7.796             7.738
99-27.50                    7.850             7.831             7.821            7.788             7.724
99-28.50                    7.847             7.826             7.816            7.780             7.711
99-29.50                    7.845             7.822             7.811            7.772             7.698
99-30.50                    7.842             7.817             7.806            7.764             7.685
*99-31.50                   7.839             7.813             7.800            7.756             7.671

100-00.50                   7.836             7.808             7.795            7.748             7.658
100-01.50                   7.833             7.804             7.790            7.740             7.645
100-02.50                   7.830             7.799             7.785            7.732             7.632
100-03.50                   7.828             7.795             7.780            7.724             7.618
100-04.50                   7.825             7.791             7.774            7.716             7.605
100-05.50                   7.822             7.786             7.769            7.708             7.592

100-06.50                   7.819             7.782             7.764            7.701             7.579
100-07.50                   7.816             7.777             7.759            7.693             7.565
100-08.50                   7.813             7.773             7.753            7.685             7.552
100-09.50                   7.811             7.768             7.748            7.677             7.539
100-10.50                   7.808             7.764             7.743            7.669             7.526

AVG LIFE                    27.07             10.57              8.37             4.85              2.69
DURATION                    10.99              6.99              5.96             3.90              2.35
FIRST PAY                    9/26              2/10              9/06            10/03              5/02
LAST PAY                     1/27              7/10              7/08             7/05             12/02




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                                       44


                                               YIELD GIVEN PRICES TABLE (TO 10% CALL)

                                                              BOND IA-6


                              0%               80%         100% (PRICING)        150%               200%


99-21                       7.497             7.490             7.489            7.483             7.474
99-22                       7.492             7.484             7.482            7.476             7.465
99-23                       7.488             7.478             7.476            7.468             7.455
99-24                       7.483             7.472             7.470            7.461             7.446
99-25                       7.478             7.466             7.463            7.453             7.437
99-26                       7.474             7.459             7.457            7.446             7.427

99-27                       7.469             7.453             7.451            7.438             7.418
99-28                       7.464             7.447             7.444            7.430             7.409
99-29                       7.460             7.441             7.438            7.423             7.399
99-30                       7.455             7.435             7.432            7.415             7.390
99-31                       7.450             7.429             7.426            7.408             7.380
*100-0                      7.446             7.423             7.419            7.401             7.371

100-1                       7.441             7.417             7.413            7.393             7.362
100-2                       7.437             7.411             7.407            7.386             7.352
100-3                       7.432             7.405             7.400            7.378             7.343
100-4                       7.427             7.399             7.394            7.371             7.334
100-5                       7.423             7.393             7.388            7.363             7.324
100-6                       7.418             7.387             7.381            7.356             7.315

100-7                       7.414             7.381             7.375            7.348             7.306
100-8                       7.409             7.374             7.369            7.341             7.296
100-9                       7.404             7.368             7.363            7.333             7.287
100-10                      7.400             7.362             7.356            7.326             7.278
100-11                      7.395             7.356             7.350            7.318             7.269

AVG LIFE                     9.82              6.82              6.48             5.17              3.97
DURATION                     6.72              5.12              4.93             4.15              3.33
FIRST PAY                    1/03              1/03              1/03             5/03             12/02
LAST PAY                     9/11              6/09              7/08             7/05             12/03



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                                       45



                                               YIELD GIVEN PRICES TABLE (TO 10% CALL)

                                                              BOND IM-1


                             0%                80%         100% (PRICING)        150%               200%


99-21                       7.880             7.864             7.858            7.846             7.842
99-22                       7.877             7.858             7.851            7.837             7.832
99-23                       7.874             7.852             7.844            7.828             7.823
99-24                       7.870             7.846             7.837            7.819             7.813
99-25                       7.867             7.840             7.830            7.809             7.803
99-26                       7.864             7.834             7.823            7.800             7.793

99-27                       7.861             7.828             7.815            7.791             7.783
99-28                       7.858             7.822             7.808            7.782             7.773
99-29                       7.855             7.816             7.801            7.773             7.763
99-30                       7.851             7.810             7.794            7.763             7.753
99-31                       7.848             7.803             7.787            7.754             7.743
*100-0                      7.845             7.797             7.780            7.745             7.733

100-1                       7.842             7.791             7.773            7.736             7.723
100-2                       7.839             7.785             7.766            7.727             7.713
100-3                       7.835             7.779             7.759            7.717             7.703
100-4                       7.832             7.773             7.752            7.708             7.694
100-5                       7.829             7.767             7.744            7.699             7.684
100-6                       7.826             7.761             7.737            7.690             7.674

100-7                       7.823             7.755             7.730            7.681             7.664
100-8                       7.820             7.749             7.723            7.672             7.654
100-9                       7.816             7.743             7.716            7.662             7.644
100-10                      7.813             7.737             7.709            7.653             7.634
100-11                      7.810             7.731             7.702            7.644             7.624

AVG LIFE                    20.62              7.09              5.73             4.11              3.74
DURATION                     9.78              5.15              4.38             3.38              3.14
FIRST PAY                   11/14              6/03              1/03             3/03              6/03
LAST PAY                     1/27              7/10              7/08             7/05             12/03



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                                       46


                                               YIELD GIVEN PRICES TABLE (TO 10% CALL)

                                                              BOND IM-2


                             0%                80%         100% (PRICING)        150%               200%


99-21                       8.385             8.366             8.359            8.344             8.337
99-22                       8.381             8.359             8.351            8.334             8.326
99-23                       8.378             8.353             8.344            8.325             8.315
99-24                       8.375             8.347             8.337            8.316             8.305
99-25                       8.371             8.341             8.330            8.306             8.294
99-26                       8.368             8.335             8.322            8.297             8.284

99-27                       8.365             8.329             8.315            8.287             8.273
99-28                       8.361             8.322             8.308            8.278             8.263
99-29                       8.358             8.316             8.301            8.268             8.252
99-30                       8.355             8.310             8.294            8.259             8.242
99-31                       8.351             8.304             8.286            8.249             8.231
*100-0                      8.348             8.298             8.279            8.240             8.221

100-1                       8.345             8.292             8.272            8.231             8.210
100-2                       8.341             8.285             8.265            8.221             8.200
100-3                       8.338             8.279             8.257            8.212             8.189
100-4                       8.335             8.273             8.250            8.202             8.179
100-5                       8.331             8.267             8.243            8.193             8.168
100-6                       8.328             8.261             8.236            8.184             8.158

100-7                       8.325             8.255             8.229            8.174             8.147
100-8                       8.322             8.249             8.222            8.165             8.137
100-9                       8.318             8.242             8.214            8.155             8.126
100-10                      8.315             8.236             8.207            8.146             8.116
100-11                      8.312             8.230             8.200            8.137             8.105

AVG LIFE                    20.62              7.09              5.73             4.06              3.54
DURATION                     9.40              5.05              4.32             3.30              2.96
FIRST PAY                   11/14              6/03              1/03             2/03              3/03
LAST PAY                     1/27              7/10              7/08             7/05             12/03



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                                       47


                                               YIELD GIVEN PRICES TABLE (TO 10% CALL)

                                                               BOND IB


                              0%               80%         100% (PRICING)        150%              200%


98- 6                       9.309             9.422             9.464            9.554             9.607
98- 7                       9.305             9.415             9.456            9.544             9.595
98- 8                       9.302             9.409             9.449            9.534             9.584
98- 9                       9.298             9.402             9.441            9.525             9.573
98-10                       9.295             9.396             9.434            9.515             9.562
98-11                       9.291             9.389             9.426            9.505             9.550

98-12                       9.287             9.383             9.418            9.495             9.539
98-13                       9.284             9.376             9.411            9.485             9.528
98-14                       9.280             9.370             9.403            9.475             9.516
98-15                       9.277             9.363             9.396            9.465             9.505
98-16                       9.273             9.357             9.388            9.455             9.494
*98-17                      9.270             9.350             9.380            9.445             9.482

98-18                       9.266             9.344             9.373            9.435             9.471
98-19                       9.262             9.337             9.365            9.425             9.460
98-20                       9.259             9.331             9.358            9.415             9.449
98-21                       9.255             9.324             9.350            9.405             9.437
98-22                       9.252             9.318             9.342            9.395             9.426
98-23                       9.248             9.311             9.335            9.385             9.415

98-24                       9.244             9.305             9.327            9.376             9.404
98-25                       9.241             9.298             9.320            9.366             9.392
98-26                       9.237             9.292             9.312            9.356             9.381
98-27                       9.234             9.285             9.305            9.346             9.370
98-28                       9.230             9.279             9.297            9.336             9.359

AVG LIFE                    20.53              7.00              5.66             3.98              3.39
DURATION                     8.79              4.85              4.15             3.18              2.80
FIRST PAY                   11/14              6/03              1/03             1/03              2/03
LAST PAY                     1/27              7/10              7/08             7/05             12/03



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                                       48
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

                                                 DISCOUNT MARGIN TABLE (TO 10% CALL)

                                                             BOND IIA-1


                              0%               80%         100% (PRICING)        150%              200%


99-21                       36.296          46.238             49.448           61.199           73.733
99-22                       35.995          45.031             47.948           58.629           70.021
99-23                       35.695          43.825             46.449           56.060           66.310
99-24                       35.395          42.619             44.951           53.492           62.602
99-25                       35.095          41.414             43.454           50.926           58.895
99-26                       34.795          40.210             41.958           48.361           55.190

99-27                       34.496          39.007             40.463           45.797           51.487
99-28                       34.196          37.804             38.968           43.235           47.786
99-29                       33.897          36.602             37.475           40.674           44.087
99-30                       33.598          35.401             35.982           38.115           40.389
99-31                       33.299          34.200             34.491           35.557           36.694
100-0                       33.000          33.000             33.000           33.000           33.000

100-1                       32.701          31.801             31.510           30.445           29.308
100-2                       32.403          30.602             30.021           27.891           25.618
100-3                       32.104          29.405             28.533           25.338           21.930
100-4                       31.806          28.208             27.046           22.786           18.243
100-5                       31.508          27.011             25.559           20.236           14.559
100-6                       31.210          25.816             24.074           17.688           10.876

100-7                       30.912          24.621             22.589           15.141            7.195
100-8                       30.615          23.427             21.106           12.595            3.516
100-9                       30.317          22.233             19.623           10.050           -0.161
100-10                      30.020          21.040             18.141            7.507           -3.836
100-11                      29.722          19.848             16.660            4.965           -7.510

AVG LIFE                     20.45            3.08               2.39             1.29             0.87
FIRST PAY                     1/00            1/00               1/00             1/00             1/00
LAST PAY                      1/29            3/09               3/07             5/04             4/02



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                                       49
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


                                                 DISCOUNT MARGIN TABLE (TO 10% CALL)

                                                             BOND IIM-1


                              0%               80%         100% (PRICING)        150%              200%


99-21                       67.854          72.117             73.316           74.075           79.619
99-22                       67.594          71.468             72.559           73.248           78.288
99-23                       67.334          70.820             71.801           72.422           76.957
99-24                       67.074          70.173             71.045           71.596           75.626
99-25                       66.815          69.525             70.288           70.771           74.297
99-26                       66.555          68.878             69.532           69.945           72.967

99-27                       66.296          68.231             68.776           69.120           71.638
99-28                       66.036          67.584             68.020           68.296           70.310
99-29                       65.777          66.938             67.265           67.471           68.981
99-30                       65.518          66.292             66.509           66.647           67.654
99-31                       65.259          65.646             65.755           65.824           66.327
100-0                       65.000          65.000             65.000           65.000           65.000

100-1                       64.741          64.355             64.246           64.177           63.674
100-2                       64.483          63.709             63.492           63.354           62.348
100-3                       64.224          63.065             62.738           62.531           61.023
100-4                       63.966          62.420             61.985           61.709           59.698
100-5                       63.708          61.776             61.232           60.887           58.373
100-6                       63.450          61.131             60.479           60.065           57.049

100-7                       63.192          60.488             59.726           59.243           55.726
100-8                       62.934          59.844             58.974           58.422           54.403
100-9                       62.676          59.201             58.222           57.601           53.080
100-10                      62.419          58.558             57.470           56.781           51.758
100-11                      62.161          57.915             56.719           55.960           50.436

AVG LIFE                     27.34            6.04               4.93             4.37             2.55
FIRST PAY                     3/24            1/03               4/03             1/04             4/02
LAST PAY                      1/29            3/09               3/07             5/04            10/02



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                                       50
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

                                                 DISCOUNT MARGIN TABLE (TO 10% CALL)

                                                             BOND IIM-2


                              0%               80%         100% (PRICING)        150%              200%


99-21                      117.992         122.233            123.518          125.041          127.781
99-22                      117.72          121.574            122.742          124.127          126.617
99-23                      117.447         120.916            121.967          123.213          125.453
99-24                      117.175         120.257            121.192          122.299          124.29
99-25                      116.902         119.599            120.417          121.385          123.128
99-26                      116.63          118.941            119.642          120.472          121.965

99-27                      116.358         118.284            118.867          119.559          120.803
99-28                      116.086         117.626            118.093          118.647          119.642
99-29                      115.814         116.969            117.32           117.735          118.481
99-30                      115.543         116.313            116.546          116.823          117.320
99-31                      115.271         115.656            115.773          115.911          116.160
100-0                      115.000         115.000            115.000          115.000          115.000

100-1                      114.729         114.344            114.227          114.089          113.841
100-2                      114.458         113.688            113.455          113.178          112.681
100-3                      114.187         113.033            112.683          112.268          111.523
100-4                      113.916         112.378            111.911          111.358          110.364
100-5                      113.645         111.723            111.14           110.449          109.207
100-6                      113.375         111.068            110.369          109.539          108.049

100-7                      113.104         110.414            109.598          108.63           106.892
100-8                      112.834         109.76             108.828          107.722          105.735
100-9                      112.564         109.106            108.057          106.813          104.579
100-10                     112.294         108.452            107.288          105.905          103.423
100-11                     112.024         107.799            106.518          104.997          102.268

AVG LIFE                     27.34            6.04               4.88             3.93             2.98
FIRST PAY                     3/24            1/03               2/03             6/03            10/02
LAST PAY                      1/29            3/09               3/07             5/04            12/02



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                                       51


                                                 DISCOUNT MARGIN TABLE (TO 10% CALL)

                                                              BOND IIB


                              0%               80%         100% (PRICING)        150%              200%


99-21                      273.436         277.584            278.909          281.015          282.978
99-22                      273.123         276.893            278.098          280.012          281.796
99-23                      272.810         276.203            277.286          279.009          280.614
99-24                      272.497         275.512            276.476          278.006          279.433
99-25                      272.184         274.822            275.665          277.004          278.253
99-26                      271.872         274.133            274.855          276.003          277.073

99-27                      271.559         273.443            274.045          275.001          275.893
99-28                      271.247         272.754            273.235          274.000          274.713
99-29                      270.935         272.065            272.426          273.000          273.534
99-30                      270.623         271.376            271.617          271.999          272.356
99-31                      270.312         270.688            270.808          271.000          271.178
100-0                      270.000         270.000            270.000          270.000          270.000

100-1                      269.689         269.312            269.192          269.001          268.823
100-2                      269.377         268.625            268.384          268.002          267.646
100-3                      269.066         267.938            267.577          267.004          266.469
100-4                      268.755         267.251            266.770          266.005          265.293
100-5                      268.445         266.564            265.963          265.008          264.118
100-6                      268.134         265.878            265.157          264.010          262.942

100-7                      267.824         265.192            264.351          263.013          261.767
100-8                      267.514         264.506            263.545          262.017          260.593
100-9                      267.204         263.820            262.740          261.020          259.419
100-10                     266.894         263.135            261.934          260.024          258.245
100-11                     266.584         262.450            261.130          259.029          257.072

AVG LIFE                     27.34            6.04               4.84             3.66             3.01
FIRST PAY                     3/24            1/03               1/03             3/03            12/02
LAST PAY                      1/29            3/09               3/07             5/04            12/02



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                                       52


                                               YIELD GIVEN PRICES TABLE (TO MATURITY)

                                                              BOND IA-5


                              0%               80%         100% (PRICING)        150%              200%


99-20.50                    7.877             7.928             7.940            7.898             7.817
99-21.50                    7.874             7.924             7.935            7.890             7.804
99-22.50                    7.871             7.920             7.931            7.883             7.791
99-23.50                    7.869             7.916             7.926            7.876             7.777
99-24.50                    7.866             7.913             7.922            7.869             7.764
99-25.50                    7.863             7.909             7.917            7.861             7.751

99-26.50                    7.860             7.905             7.913            7.854             7.738
99-27.50                    7.857             7.901             7.908            7.847             7.724
99-28.50                    7.855             7.897             7.904            7.840             7.711
99-29.50                    7.852             7.893             7.900            7.833             7.698
99-30.50                    7.849             7.889             7.895            7.825             7.685
*99-31.50                   7.846             7.885             7.891            7.818             7.671

100-00.50                   7.843             7.881             7.886            7.811             7.658
100-01.50                   7.841             7.877             7.882            7.804             7.645
100-02.50                   7.838             7.873             7.877            7.797             7.632
100-03.50                   7.835             7.870             7.873            7.789             7.618
100-04.50                   7.832             7.866             7.869            7.782             7.605
100-05.50                   7.829             7.862             7.864            7.775             7.592

100-06.50                   7.827             7.858             7.860            7.768             7.579
100-07.50                   7.824             7.854             7.855            7.761             7.565
100-08.50                   7.821             7.850             7.851            7.754             7.552
100-09.50                   7.818             7.846             7.847            7.746             7.539
100-10.50                   7.816             7.842             7.842            7.739             7.526

AVG LIFE                    28.37             13.28             10.89             5.64              2.69
DURATION                    11.14              7.98              7.02             4.33              2.35
FIRST PAY                    9/26              2/10              9/06            10/03              5/02
LAST PAY                     9/29              9/19              2/16             3/12             12/02




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                                       53



                                               YIELD GIVEN PRICES TABLE (TO MATURITY)

                                                              BOND IA-6


                              0%               80%         100% (PRICING)        150%              200%


99-21                       7.497             7.490             7.489            7.488             7.483
99-22                       7.492             7.484             7.483            7.481             7.476
99-23                       7.488             7.478             7.476            7.474             7.468
99-24                       7.483             7.472             7.470            7.468             7.461
99-25                       7.478             7.466             7.464            7.461             7.453
99-26                       7.474             7.459             7.458            7.455             7.446

99-27                       7.469             7.453             7.451            7.448             7.438
99-28                       7.464             7.447             7.445            7.442             7.431
99-29                       7.460             7.441             7.439            7.435             7.423
99-30                       7.455             7.435             7.432            7.429             7.416
99-31                       7.450             7.429             7.426            7.422             7.408
*100-0                      7.446             7.423             7.420            7.415             7.401

100-1                       7.441             7.417             7.414            7.409             7.393
100-2                       7.437             7.411             7.407            7.402             7.386
100-3                       7.432             7.405             7.401            7.396             7.378
100-4                       7.427             7.399             7.395            7.389             7.371
100-5                       7.423             7.393             7.389            7.383             7.363
100-6                       7.418             7.387             7.382            7.376             7.356

100-7                       7.414             7.381             7.376            7.370             7.348
100-8                       7.409             7.374             7.370            7.363             7.341
100-9                       7.404             7.368             7.364            7.357             7.333
100-10                      7.400             7.362             7.357            7.350             7.326
100-11                      7.395             7.356             7.351            7.344             7.318

AVG LIFE                     9.82              6.82              6.54             6.19              5.22
DURATION                     6.72              5.12              4.96             4.75              4.16
FIRST PAY                    1/03              1/03              1/03             5/03             12/02
LAST PAY                     9/11              6/09              5/09             6/09              8/08



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                                       54


                                               YIELD GIVEN PRICES TABLE (TO MATURITY)

                                                              BOND IM-1


                              0%               80%         100% (PRICING)        150%              200%


99-21                       7.880             7.865             7.860            7.849             7.845
99-22                       7.877             7.859             7.853            7.840             7.835
99-23                       7.874             7.854             7.846            7.831             7.826
99-24                       7.871             7.848             7.839            7.823             7.816
99-25                       7.867             7.842             7.833            7.814             7.807
99-26                       7.864             7.836             7.826            7.805             7.797

99-27                       7.861             7.830             7.819            7.796             7.788
99-28                       7.858             7.824             7.812            7.788             7.778
99-29                       7.855             7.819             7.805            7.779             7.769
99-30                       7.851             7.813             7.799            7.770             7.759
99-31                       7.848             7.807             7.792            7.761             7.750
*100-0                      7.845             7.801             7.785            7.753             7.740

100-1                       7.842             7.795             7.778            7.744             7.731
100-2                       7.839             7.790             7.772            7.735             7.721
100-3                       7.836             7.784             7.765            7.726             7.712
100-4                       7.832             7.778             7.758            7.718             7.703
100-5                       7.829             7.772             7.751            7.709             7.693
100-6                       7.826             7.766             7.745            7.700             7.684

100-7                       7.823             7.761             7.738            7.692             7.674
100-8                       7.820             7.755             7.731            7.683             7.665
100-9                       7.817             7.749             7.724            7.674             7.655
100-10                      7.813             7.743             7.718            7.665             7.646
100-11                      7.810             7.737             7.711            7.657             7.636

AVG LIFE                    20.88              7.62              6.19             4.42              3.95
DURATION                     9.81              5.35              4.59             3.56              3.28
FIRST PAY                   11/14              6/03              1/03             3/03              6/03
LAST PAY                     3/29             11/14              1/13             7/08              1/06



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                                       55



                                               YIELD GIVEN PRICES TABLE (TO MATURITY)

                                                              BOND IM-2


                              0%               80%         100% (PRICING)        150%              200%


99-21                       8.385             8.367             8.360            8.346             8.339
99-22                       8.381             8.361             8.353            8.337             8.329
99-23                       8.378             8.355             8.346            8.328             8.319
99-24                       8.375             8.349             8.339            8.319             8.308
99-25                       8.371             8.343             8.332            8.310             8.298
99-26                       8.368             8.337             8.325            8.301             8.288

99-27                       8.365             8.331             8.318            8.292             8.278
99-28                       8.361             8.325             8.311            8.283             8.268
99-29                       8.358             8.319             8.304            8.273             8.257
99-30                       8.355             8.313             8.297            8.264             8.247
99-31                       8.351             8.307             8.290            8.255             8.237
*100-0                      8.348             8.301             8.283            8.246             8.227

100-1                       8.345             8.295             8.276            8.237             8.217
100-2                       8.342             8.289             8.269            8.228             8.207
100-3                       8.338             8.283             8.262            8.219             8.196
100-4                       8.335             8.277             8.255            8.210             8.186
100-5                       8.332             8.271             8.248            8.201             8.176
100-6                       8.328             8.265             8.241            8.192             8.166

100-7                       8.325             8.259             8.235            8.183             8.156
100-8                       8.322             8.253             8.228            8.174             8.146
100-9                       8.319             8.247             8.221            8.165             8.136
100-10                      8.315             8.241             8.214            8.156             8.126
100-11                      8.312             8.235             8.207            8.147             8.115

AVG LIFE                    20.83              7.50              6.06             4.28              3.69
DURATION                     9.42              5.20              4.46             3.43              3.06
FIRST PAY                   11/14              6/03              1/03             2/03              3/03
LAST PAY                    10/28              3/14              7/11             7/07              5/05



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                                       56


                                               YIELD GIVEN PRICES TABLE (TO MATURITY)

                                                               BOND IB


                              0%               80%         100% (PRICING)        150%              200%


98-6                        9.309             9.420             9.462            9.551             9.603
98-7                        9.305             9.414             9.454            9.541             9.592
98-8                        9.302             9.407             9.447            9.531             9.581
98-9                        9.298             9.401             9.439            9.521             9.569
98-10                       9.295             9.394             9.432            9.511             9.558
98-11                       9.291             9.388             9.424            9.502             9.547

98-12                       9.287             9.381             9.416            9.492             9.536
98-13                       9.284             9.375             9.409            9.482             9.525
98-14                       9.280             9.368             9.401            9.472             9.513
98-15                       9.277             9.362             9.394            9.462             9.502
98-16                       9.273             9.355             9.386            9.452             9.491
*98-17                      9.269             9.349             9.379            9.442             9.480

98-18                       9.266             9.343             9.371            9.433             9.469
98-19                       9.262             9.336             9.364            9.423             9.457
98-20                       9.259             9.330             9.356            9.413             9.446
98-21                       9.255             9.323             9.349            9.403             9.435
98-22                       9.252             9.317             9.341            9.393             9.424
98-23                       9.248             9.310             9.334            9.383             9.413

98-24                       9.244             9.304             9.326            9.374             9.402
98-25                       9.241             9.297             9.319            9.364             9.390
98-26                       9.237             9.291             9.311            9.354             9.379
98-27                       9.234             9.285             9.304            9.344             9.368
98-28                       9.230             9.278             9.296            9.334             9.357

AVG LIFE                    20.59              7.10              5.73             4.03              3.42
DURATION                     8.80              4.88              4.19             3.21              2.82
FIRST PAY                   11/14              6/03              1/03             1/03              2/03
LAST PAY                     1/28              4/12             12/09             6/06              8/04



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                                       57


                                                 DISCOUNT MARGIN TABLE (TO MATURITY)

                                                             BOND IIA-1


                              0%               80%         100% (PRICING)        150%              200%


99-21                       36.308             47.088             50.275             61.472             73.733
99-22                       36.008             45.934             48.851             59.049             70.021
99-23                       35.708             44.780             47.428             56.626             66.310
99-24                       35.408             43.627             46.006             54.206             62.602
99-25                       35.108             42.475             44.584             51.786             58.895
99-26                       34.809             41.323             43.164             49.369             55.190

99-27                       34.509             40.173             41.745             46.953             51.487
99-28                       34.210             39.023             40.326             44.538             47.786
99-29                       33.911             37.874             38.909             42.125             44.087
99-30                       33.612             36.725             37.493             39.714             40.389
99-31                       33.313             35.578             36.077             37.304             36.694
100-0                       33.014             34.431             34.662             34.896             33.000

100-1                       32.716             33.285             33.249             32.489             29.308
100-2                       32.417             32.139             31.836             30.084             25.618
100-3                       32.119             30.995             30.425             27.680             21.930
100-4                       31.821             29.851             29.014             25.278             18.243
100-5                       31.523             28.708             27.604             22.877             14.559
100-6                       31.225             27.566             26.195             20.478             10.876

100-7                       30.927             26.424             24.787             18.081              7.195
100-8                       30.630             25.284             23.380             15.685              3.516
100-9                       30.332             24.144             21.974             13.290             -0.161
100-10                      30.035             23.004             20.569             10.897             -3.836
100-11                      29.738             21.866             19.165              8.506             -7.510

AVG LIFE                     20.49               3.35               2.60               1.41               0.87
FIRST PAY                     1/00               1/00               1/00               1/00               1/00
LAST PAY                     11/29               4/20               3/16               1/10               4/02



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                                       58



                                                 DISCOUNT MARGIN TABLE (TO MATURITY)

                                                             BOND IIM-1


                              0%               80%         100% (PRICING)        150%              200%


99-21                       67.880             73.488             74.746             76.466             79.619
99-22                       67.620             72.876             74.034             75.724             78.288
99-23                       67.360             72.263             73.322             74.982             76.957
99-24                       67.101             71.651             72.610             74.241             75.626
99-25                       66.841             71.039             71.899             73.500             74.297
99-26                       66.582             70.427             71.188             72.759             72.967

99-27                       66.323             69.816             70.477             72.018             71.638
99-28                       66.063             69.204             69.766             71.278             70.310
99-29                       65.804             68.593             69.056             70.538             68.981
99-30                       65.546             67.983             68.346             69.798             67.654
99-31                       65.287             67.372             67.637             69.059             66.327
100-0                       65.028             66.762             66.927             68.320             65.000

100-1                       64.770             66.152             66.218             67.581             63.674
100-2                       64.511             65.543             65.510             66.842             62.348
100-3                       64.253             64.933             64.801             66.103             61.023
100-4                       63.995             64.324             64.093             65.365             59.698
100-5                       63.737             63.715             63.385             64.627             58.373
100-6                       63.479             63.107             62.678             63.890             57.049

100-7                       63.221             62.499             61.970             63.152             55.726
100-8                       62.964             61.891             61.263             62.415             54.403
100-9                       62.706             61.283             60.557             61.678             53.080
100-10                      62.449             60.675             59.850             60.942             51.758
100-11                      62.192             60.068             59.144             60.206             50.436

AVG LIFE                     27.43               6.67               5.43               5.00               2.55
FIRST PAY                     3/24               1/03               4/03               1/04               4/02
LAST PAY                     10/29               7/16               2/13               1/08              10/02



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                                       59


                                                 DISCOUNT MARGIN TABLE (TO MATURITY)

                                                             BOND IIM-2


                              0%               80%         100% (PRICING)        150%              200%


99-21                      118.033            124.607            126.077            127.456            140.071
99-22                      117.760            123.980            125.343            126.589            139.227
99-23                      117.488            123.353            124.608            125.721            138.384
99-24                      117.216            122.726            123.874            124.854            137.541
99-25                      116.944            122.100            123.140            123.988            136.699
99-26                      116.672            121.474            122.407            123.121            135.857

99-27                      116.400            120.848            121.674            122.255            135.015
99-28                      116.128            120.223            120.941            121.390            134.173
99-29                      115.857            119.598            120.208            120.524            133.332
99-30                      115.585            118.973            119.476            119.659            132.491
99-31                      115.314            118.348            118.744            118.794            131.650
100-0                      115.043            117.724            118.012            117.930            130.810

100-1                      114.772            117.100            117.281            117.066            129.970
100-2                      114.501            116.476            116.550            116.202            129.130
100-3                      114.230            115.852            115.819            115.338            128.291
100-4                      113.960            115.229            115.089            114.475            127.452
100-5                      113.689            114.606            114.359            113.612            126.613
100-6                      113.419            113.983            113.629            112.750            125.775

100-7                      113.149            113.361            112.899            111.887            124.937
100-8                      112.879            112.739            112.170            111.025            124.099
100-9                      112.609            112.117            111.441            110.164            123.262
100-10                     112.339            111.495            110.712            109.302            122.425
100-11                     112.069            110.874            109.984            108.441            121.588

AVG LIFE                     27.42               6.59               5.31               4.21               4.39
FIRST PAY                     3/24               1/03               2/03               6/03              10/02
LAST PAY                      9/29              12/14              10/11               3/07              10/06




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                                       60


                                                 DISCOUNT MARGIN TABLE (TO MATURITY)

                                                              BOND IIB


                              0%               80%           100% (PRICING)         150%               200%


99-21                      273.490            281.267            283.002            285.303            306.289
99-22                      273.177            280.597            282.218            284.335            305.333
99-23                      272.864            279.928            281.434            283.367            304.378
99-24                      272.551            279.258            280.650            282.400            303.423
99-25                      272.238            278.589            279.867            281.433            302.468
99-26                      271.926            277.921            279.084            280.467            301.514

99-27                      271.614            277.252            278.302            279.501            300.560
99-28                      271.302            276.584            277.520            278.535            299.606
99-29                      270.990            275.916            276.738            277.570            298.653
99-30                      270.678            275.249            275.956            276.605            297.700
99-31                      270.367            274.581            275.175            275.640            296.747
100-0                      270.055            273.914            274.394            274.676            295.795

100-1                      269.744            273.248            273.613            273.712            294.843
100-2                      269.433            272.581            272.833            272.748            293.891
100-3                      269.122            271.915            272.053            271.785            292.940
100-4                      268.811            271.249            271.273            270.822            291.989
100-5                      268.501            270.584            270.494            269.859            291.039
100-6                      268.190            269.918            269.715            268.897            290.089

100-7                      267.880            269.253            268.936            267.935            289.139
100-8                      267.570            268.589            268.158            266.974            288.189
100-9                      267.260            267.924            267.380            266.013            287.240
100-10                     266.950            267.260            266.602            265.052            286.291
100-11                     266.641            266.596            265.825            264.092            285.343

AVG LIFE                     27.40               6.39               5.12               3.83               3.87
FIRST PAY                     3/24               1/03               1/03               3/03               5/03
LAST PAY                      8/29               2/13               4/10               4/06               5/04



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DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE
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                                       61

                                CHASE FUNDING
            MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4

                          $370,000,000 (APPROXIMATE)
                             Subject to Revision

                 December 13, 1999 - Computational Materials

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation (the "Seller"). Chase Securities Inc. ("CSI") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by CSI and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and CSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by CSI in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither CSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY CSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN CSI). CSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                                                    TERM SHEET
                                                 DECEMBER 13, 1999

                                                   CHASE FUNDING
                                      MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                                                   SERIES 1999-4

                                            $370,000,000 (APPROXIMATE)
                                                SUBJECT TO REVISION

                                    Ratings                        Bond                                 Exp Final
    Class        Amount ($)       (S&P /Fitch)    WAL(1)           Type              Coupon            Maturity(1)
    -----        ----------       ------------    ------           ----              ------            -----------
    IA-1        43,000,000          AAA/AAA       0.95             SEQ          1M Libor + [ ](2)         9/01
    IA-2        18,500,000          AAA/AAA       2.13             SEQ              Fixed(2)              7/02
    IA-3        18,500,000          AAA/AAA       3.18             SEQ              Fixed(2)             12/03
    IA-4        16,000,000          AAA/AAA       5.13             SEQ              Fixed(2)              9/06
    IA-5        11,640,000          AAA/AAA       8.37             SEQ            Fixed(2),(3)            7/08
    IA-6        11,960,000          AAA/AAA       6.48             NAS              Fixed(2)              7/08
    IM-1         4,550,000           AA/AA        5.73             MEZ              Fixed(2)              7/08
    IM-2         2,925,000            A/A         5.73             MEZ              Fixed(2)              7/08
    IB           2,925,000          BBB/BBB       5.66             SUB              Fixed(2)              7/08

    IIA-1      205,200,000          AAA/AAA       2.39          PASS-THRU     1M Libor + [ ](3),(4)       3/07
    IIM-1       14,760,000           AA/AA        4.93             MEZ        1M Libor + [ ](3),(4)       3/07
    IIM-2       10,440,000            A/A         4.88             MEZ        1M Libor + [ ](3),(4)       3/07
    IIB          9,600,000          BBB/BBB       4.84             SUB        1M Libor + [ ](3),(4)       3/07

(1) The Group I Certificates will be priced at 23% HEP while the Group II Certificates will be priced at 27% CPR. Assumes 10% call by group.

(2) Preliminary, subject to a cap based on the weighted average net loan rate of the Group I Loans.

(3) If the 10% cleanup call, with respect to the related Loan Group, is not exercised on the first distribution date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps, the margin on the Class IIA-1 Certificates will increase to 2x the IIA-1 margin, and the margin on the Class IIM-1, IIM-2 and IIB Certificates will increase to 1.5x their related margins.

(4) Subject to an available funds cap and a cap based on the weighted average of the net maximum lifetime rates on the Group II Loans.



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DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE
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[CHASE LOGO]

TITLE OF CERTIFICATES:  Chase Funding Mortgage Loan Asset-Backed Certificates,
                        Series 1999-4, consisting of:

                        IA-1, IA-2, IA-3, IA-4, IA-5, IA-6
                        IM-1, IM-2
                        IB
                        Group I Certificates

                                  and

                        IIA-1
                        IIM-1, IIM-2
                        IIB
                        Group II Certificates

UNDERWRITERS:           Chase Securities Inc., Bear, Stearns & Co. Inc., First
                        Union Securities, Inc., and Donaldson, Lufkin &
                        Jenrette.

DEPOSITOR:              Chase Funding, Inc.

SELLER AND
MASTER SERVICER:        Chase Manhattan Mortgage Corporation

SUBSERVICER:            Advanta Mortgage Corp. USA

TRUSTEE:                Citibank, N.A.

CUT-OFF DATE:           December 1, 1999

PRICING DATE:           [December 14, 1999]

CLOSING DATE:           [December 22, 1999]

DISTRIBUTION DATES:     Distribution of principal and interest on the
                        certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter commencing in January 2000.

ERISA CONSIDERATIONS:   The Class A Certificates will be ERISA eligible as of
                        Closing. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT:       The Class A and M1 Certificates will constitute
                        "mortgage-related securities" for the purposes of SMMEA.
                        The Class M-2 and B Certificates will not constitute
                        "mortgage-related securities" for the purposes of SMMEA.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

TAX STATUS:             For federal income tax purposes, the Trust Fund will
                        include two segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

OPTIONAL TERMINATION:   The Master Servicer has the option to exercise a call on
                        each loan group individually when the aggregate Stated
                        Principal Balance for that loan group is less than or equal to 10% of the aggregate Stated Principal Balance of the related group as of the Cut-Off Date (i.e.
                        separate calls for each group). The call will be exercised at a price equal to the sum of (i) the Stated
                        Principal Balance of the Mortgage Loans in the related loan group (other than in respect of REO property) plus accrued interest, (ii) the appraised value of any REO
                        Property in the related loan group (up to the Stated
                        Principal Balance of the related Mortgage Loan), and
                        (iii) any unreimbursed out-of-pocket costs, expenses and the principal portion of Advances, in each case previously incurred by the Subservicer in the performance of its servicing obligations in connection with such mortgage loans.

MORTGAGE LOANS:         The mortgage pool will consist of mortgage loans
                        ("Mortgage Loans") that will be divided into a fixed rate coupon group (Group I) and an adjustable-rate coupon group (Group II). The mortgage loans are secured by first liens on real properties.

ADMINISTRATIVE FEES:    The Master Servicer, Servicer and Trustee will be paid
                        fees aggregating approximately 51 bps per annum (payable monthly) on the outstanding principal balance of the Mortgage Loans.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

    CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4

                            CERTIFICATE STRUCTURE

CREDIT ENHANCEMENT:     1) Excess interest
                        2) Over-Collateralization
                        3) Cross-Collateralization
                        4) Subordination

EXCESS INTEREST:        Excess interest cashflows from each group will be
                        available as credit enhancement for the related group.

OVERCOLLATERALIZATION:  The overcollateralization ("O/C") provisions are intended to provide for the limited acceleration of the senior Certificates relative to the amortization of the related mortgage group, generally until the required O/C levels are reached. Accelerated amortization is achieved by applying certain excess interest collected on each mortgage group to the payment of principal on the related senior Certificates, resulting in the accumulation of O/C. By paying down the principal balance of the certificates faster than the principal amortization of the related mortgage group, an overcollateralization amount equal to the excess of the aggregate principal balance of the related mortgage group over the principal balance of the related Certificates is created. Excess interest will be directed to build each group's O/C amount until the respective mortgage group reaches its required O/C target. Upon this event, the acceleration feature will cease unless it is once again necessary to maintain the required O/C level. For purposes of applying excess interest to build each group's O/C amount, excess interest will begin to be applied for both the Group I and Group II Certificates on the fourth Distribution Date (April 25, 2000).

                        GROUP I CERTIFICATES

                        Initial:   0.00%
                        Stepdown:  3.10% of current balance
                        Target:    1.55% of original balance
                        Floor:     0.50% of original balance

                                (PRELIMINARY AND SUBJECT TO REVISION)

                        GROUP II CERTIFICATES

                        Initial:   0.00%
                        Stepdown:  5.80% of current balance
                        Target:    2.90% of original balance
                        Floor:     0.50% of original balance

                                (PRELIMINARY AND SUBJECT TO REVISION)

CROSS-
COLLATERALIZATION:      Excess interest from each of the two mortgage  groups,
                        if not needed to credit enhance its own group will be available to credit enhance the other group.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

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                                       5

                               GROUP I - FIXED
                               ---------------

GROUP I (FIXED) SUBORDINATION(1):      (S&P/FITCH)      GROUP I (Subordination)

                          Class IA     (AAA/AAA)         9.55 %
                          Class IM-1   (AA/AA)           6.05%
                          Class IM-2   (A/A)             3.80%
                          Class IB     (BBB/BBB)         1.55%

                         (PRELIMINARY AND SUBJECT TO REVISION)


GROUP I (FIXED) CLASS SIZES:           (S&P/FITCH)      GROUP I (Class Sizes)

                          Class IA     (AAA/AAA)        92.00%
                          Class IM-1   (AA/AA)           3.50%
                          Class IM-2   (A/A)             2.25%
                          Class IB     (BBB/BBB)         2.25%

                         (PRELIMINARY AND SUBJECT TO REVISION)



                                GROUP II - ARM
                                --------------

GROUP II (ARM) SUBORDINATION(1):        (S&P/FITCH)     GROUP II (Subordination)

                          Class IIA-1   (AAA/AAA)       17.40%
                          Class IIM-1   (AA/AA)         11.25%
                          Class IIM-2   (A/A)            6.90%
                          Class IIB     (BBB/BBB)        2.90%

                          (PRELIMINARY AND SUBJECT TO REVISION)


GROUP II (ARM) CLASS SIZES:             (S&P/FITCH)     GROUP II (Class Sizes)

                          Class IIA-1   (AAA/AAA)       85.50%
                          Class IIM-1   (AA/AA)          6.15%
                          Class IIM-2   (A/A)            4.35%
                          Class IIB     (BBB/BBB)        4.00%

                         (PRELIMINARY AND SUBJECT TO REVISION)



(1) The subordination percentages assume that the target overcollateralization levels of 1.55% for Group I and 2.90% for Group II have been achieved. There will be no overcollaterization as of the closing date.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                                   GROUP I

MORTGAGE LOANS:         Fixed-Rate, First Lien, Sub-prime Mortgage Loans

TOTAL GROUP SIZE*:      $130,000,000

PREPAYMENT
ASSUMPTION:             23% HEP (2.3% - 23% CPR Ramp over 10 months)

FIXED RATE WAC CAP:     Preliminarily, the Pass-Through Rate of each class of
                        the Group I Certificates will be subject to the Group I
                        WAC Cap which is a per annum rate equal to the weighted average net mortgage rate on the Fixed Rate Mortgage
                        Loans.

INTEREST ACCRUAL:       For the Class IA-1 Certificates, interest will initially
                        accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior
                        Distribution Date to (but excluding) the current
                        Distribution Date. For all Group I Certificates except the Class IA-1, interest will accrue during the calendar month preceding the month of distribution.

PAYMENT DELAY:          For Class IA-1, 0 days. For all other Group I
                        Certificates, 24 days.

INT. PMT. BASIS:        For Class IA-1, actual/360. For all other Group I
                        Certificates, 30/360.

COUPON STEP  UP:        If the 10% Clean-Up Call for the Group I Certificates is
                        not exercised on the first distribution date on which it is exercisable, the Pass-Through Rate on the Class IA-5
                        Certificates will increase by 50 bps.


* The Mortgage Pool as of the Closing Date will include approximately $9,118,908 of Fixed Rate Mortgage Loans that are not included in the statistical information set forth in this document. Updated statistical information on the Mortgage Pool (giving effect to the inclusion of such Mortgage Loans) will be available to purchasers of the Certificates on, and will be filed with the Securities and Exchange Commission within fifteen days of, the closing date.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                               CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4

                                                        GROUP I CERTIFICATES

                          Class     Class       Class     Class        Class         Class       Class        Class       Class
                          IA-1      IA-2        IA-3      IA-4         IA-5          IA-6        IM-1         IM-2        IB
                          ------    ------      ------    ------       ------        ------      -----        -----       -----
Offer Size                43.000    18.500      18.500    16.000       11.640        11.960      4.550        2.925       2.925
($MM)

Expected Ratings
S&P                       AAA       AAA         AAA       AAA          AAA           AAA         AA           A           BBB
Fitch                     AAA       AAA         AAA       AAA          AAA           AAA         AA           A           BBB

Coupon                    1M Libor  Fixed(1)    Fixed(1)  Fixed(1)     Fixed(1),(2)  Fixed(1)    Fixed(1)     Fixed(1)    Fixed(1)
                           + [ ](1)

Wtd Avg Life              0.95      2.13        3.18      5.13         8.37          6.48        5.73         5.73        5.66
Call (yrs)(3)

Wtd Avg Life              0.95      2.13        3.18      5.13         10.89         6.54        6.19         6.06        5.73
Mat (yrs)(3)

Payment window            1-21/21   21-31/11    31-48/18  48-81/34     81-103/23     37-103/67   37-103/67    37-103/67   37-103/67
to Call (mos.)(3)

Payment window            1-21/21   21-31/11    31-48/18  48-81/34     81-194/114    37-113/77   37-157/121   37-139/103  37-120/84
to Maturity (mos.)(3)

Exp Mat to Call(3)        9/01      7/02        12/03     9/06         7/08          7/08        7/08         7/08        7/08

Exp Mat to Maturity(3)    9/01      7/02        12/03     9/06         2/16          5/09        1/13         7/11        12/09

Last Scheduled            11/14     11/14       4/20      10/26        10/29         9/11        10/29        10/29       10/29
Distribution Date(4)


(1) Preliminary, subject to a cap based on the weighted average net loan rate of the Group I Loans.

(2) If the 10% cleanup call for Group I is not exercised on the first distribution date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps.

(3)  The Group I Certificates will be priced at 23% HEP.

(4) Assumes 0% HEP, no losses, and no excess interest will be applied to principal.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                                   GROUP II

MORTGAGE LOANS:         Adjustable-Rate, First Lien, Sub-prime Mortgage Loans

TOTAL GROUP SIZE*:      $240,000,000

PREPAYMENT ASSUMPTION:  27% CPR

ADJUSTABLE RATE
AVAILABLE FUNDS CAP:    Preliminarily, the Pass-Through Rate of the Group II
                        Certificates will be subject to the Group II Available
                        Funds Cap which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Adjustable Rate Mortgage Loans in the Adjustable Rate
                        Mortgage Loan Group based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II Certificates as of the first day of the applicable accrual period.

LIFETIME WAC CAP:       All Group II Pass-Through Rates will be also subject to
                        a cap equal to a weighted average net lifetime rate on the underlying mortgage loans. Any interest shortfall due to the maximum lifetime WAC cap will not be reimbursed.

INTEREST ACCRUAL:       For Group II Certificates, interest will initially
                        accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior
                        Distribution Date to (but excluding) the current
                        Distribution Date.

PAYMENT DELAY:          0 days

INT. PMT. BASIS:        Actual/360

SHORTFALL
REIMBURSEMENT:          If on any Distribution Date the Pass-Through Rate is
                        limited by the Available Funds Cap, the amount of such interest that would have been distributed if the Pass-Through Rate had not been so limited by the Available Funds Cap and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the Pass-Through Rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will only come from interest on the Group II loans and will be paid only on a subordinated basis. No such Group II
                        Certificate Carryover will be paid once the Group II
                        Certificate principal balance has been reduced to zero.

COUPON STEP UP:         If the 10% Clean-Up Call for the Group II Certificates
                        is not exercised on the first distribution date on which it is exercisable, (i) the margin on the Class IIA-1
                        Certificates will increase to 2x the Class IIA-1 margin, and (ii) the margins on the Class IIM-1, Class IIM2 and Class IIB Certificates will increase to 1.5x their related margins.


* The Mortgage Pool as of the Closing Date will include approximately $7,337,215 of Adjustable Rate Mortgage Loans that are not included in the statistical information set forth in this document. Updated statistical information on the Mortgage Pool (giving effect to the inclusion of such Mortgage Loans) will be available to purchasers of the Certificates on, and will be filed with the Securities and Exchange Commission within fifteen days of, the closing date.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                               CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4

                                                       GROUP II CERTIFICATES

                          Class                      Class                       Class                       Class
                          IIA-1                      IIM-1                       IIM-2                       IIB
                          -----                      -----                       -----                       -----
                          205.200                    14.760                      10.440                      9.600
Offer
Size ($MM)

Expected Ratings
S&P                       AAA                        AA                          A                           BBB
Fitch                     AAA                        AA                          A                           BBB

Coupon                    1M Libor + [ ](1),(2)      1M Libor + [ ](1),(3)        1M Libor + [ ](1),(3)      1M Libor + [ ](1),(3)

Wtd Avg Life              2.39                       4.93                        4.88                        4.84
Call (yrs)(4)

Wtd Avg Life              2.60                       5.43                        5.31                        5.12
Mat (yrs)(4)

Payment window            1-87/87                    40-87/48                    38-87/50                    37-87/51
to Call (mos.)(4)

Payment window            1-195/195                  40-158/119                  38-142/105                  37-124/88
to Maturity (mos.)(4)

Exp Mat to Call(4)        3/07                       3/07                        3/07                        3/07

Exp Mat to Maturity(4)    3/16                       2/13                        10/11                       4/10

Last Scheduled            11/29                      11/29                       11/29                       11/29
Distribution Date(5)

(1) Subject to an available funds cap and a cap based on the weighted average of the net maximum lifetime rate on the Group II Loans.

(2) If the 10% cleanup call is not exercised on the first distribution date on which it is exercisable, the margin of the Class IIA-1 Certificates will increase to 2x the IIA-1 margin.

(3) If the 10% cleanup call is not exercised on the first distribution date on which it is exercisable, the margin on the Class IIM-1, IIM-2 and IIB Certificates will increase to 1.5x their related margins.

(4)  The Group II Certificates will be priced at 27% CPR.

(5) Assumes 0% CPR, no losses, and no excess interest will be applied to principal.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

 CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4

                           CASH FLOW PRIORITY


                          GROUP I CERTIFICATES

1.   Repayment of any unrecoverable, unreimbursed Servicer advances.

2.   Servicing Fees and Trustee/Master Servicing Fees.

3. Group I available interest funds, as follows: monthly interest, including any interest carryforward to the Class IA Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward to the Class IM-1 Certificates, then to the Class IM-2 Certificates and then to the Class IB Certificates in a similar manner.

4. Group I available principal funds, as follows: monthly principal sequentially to the Class IA Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-2 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IB Certificates as described under "PRINCIPAL PAYDOWN."

5. Excess Group I interest to Group I Certificates in the order as described under "PRINCIPAL PAYDOWN" to build O/C to the required level.

6.   Excess Group I interest to pay Group I subordinate principal shortfalls.

7. Excess Group I interest to pay certain amounts for the Group II Certificates as described in the Prospectus Supplement.

8.   Any remaining Group I amount is paid to the Residual Certificateholder.


                         GROUP II CERTIFICATES

1.   Repayment of any unrecoverable, unreimbursed Servicer advances.

2.   Servicing Fees, Trustee/Master Servicing Fees.

3. Group II available interest funds, as follows: monthly interest, including any interest carryforward to the Class IIA-1 Certificates, then monthly interest, including any interest carryforward to the Class IIM-1 Certificates, then to the Class IIM-2 Certificates and then to the Class IIB Certificates in a similar manner.

4. Group II available principal funds, as follows: monthly principal to the Class IIA-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-2 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIB Certificates as described under "PRINCIPAL PAYDOWN."

5. Excess Group II interest to Group II Certificates in the order as described under "PRINCIPAL PAYDOWN" to build O/C to the required level.

6.   Excess Group II interest to pay Group II subordinate principal shortfalls.

7. Excess Group II interest to pay certain amounts for the Group I Certificates as described in the Prospectus Supplement.

8. Excess Group II interest to pay any Group II Certificate Carryover resulting from the imposition of the available funds cap.

9.   Any remaining Group II amount is paid to the Residual Certificateholder.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

    CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4

                              PRINCIPAL PAYDOWN

                        CLASS IA-6 LOCKOUT DISTRIBUTION AMOUNT: UNTIL JANUARY 2009, THE APPLICABLE CLASS IA-6 LOCKOUT PERCENTAGE MULTIPLIED BY THE CLASS IA-6 PRO-RATA DISTRIBUTION AMOUNT. FOR JANUARY 2009 AND THEREAFTER, THE CLASS IA-6 LOCKOUT AMOUNT DISTRIBUTION WILL EQUAL THE GROUP I CLASS A PRINCIPAL CASHFLOWS.

                              CLASS IA-6 LOCKOUT PERCENTAGE

                              January 2000 -- December 2002:   0%
                              January 2003 -- December 2004:  45%
                              January 2005 -- December 2005:  80%
                              January 2006 -- December 2006: 100%
                              January 2007 -- December 2008: 300%

                        IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

                        Group I Certificates:
                        ---------------------

                              1) To the Class IA-6 Certificateholders -- the Class IA-6 Lockout Distribution Amount

                              2) All remaining scheduled and unscheduled Group I principal will be paid sequentially to the Class IA Certificates.

                              If the aggregate principal balance of the subordinated Certificates is reduced to zero, distribution of principal to the Class IA Certificates will be made on a pro rata basis, and not in accordance with the above priorities.

                        Group II Certificates:
                        ----------------------

                              1)   All scheduled and unscheduled Group II
                                   principal will be paid to the Class IIA-1
                                   Certificates.

                        IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

                        With respect to each Group, all Certificates will be entitled to receive payments of principal, in the following order of priority: first sequentially to the Class A Certificates (in the same order of priority as is the case prior to the test being met), second to the Class M-1 Certificates, third to the Class M-2 Certificates, and fourth to the Class B Certificates.

                        If the Subordinate Class Principal Distribution Test is met, principal will be distributed up to amounts that will keep the subordination for each class at its required level.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                                    REQUIRED SUBORDINATION LEVELS*

                          Group I                     Group II
                          -------                     --------

                          Class A        19.10%       Class A      34.80%
                          Class M-1      12.10%       Class M-1    22.50%
                          Class M-2       7.60%       Class M-2    13.80%
                          Class B         3.10%       Class B       5.80%


                           *Includes overcollateralization

                                (PRELIMINARY AND SUBJECT TO REVISION)


                        THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET
                        IF:

                        i) The Distribution Date is on or after the January 2003 Distribution Date; and

                        ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

                        iii) A Trigger Event does not exist (a Trigger Event exists if current Senior Enhancement Percentage is not greater than or equal to a multiple of the 60+ Day delinquency percentage (including foreclosures and REOs) (2x for Group I; 2.5x for Group II)).

                                (PRELIMINARY AND SUBJECT TO REVISION)


                        THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION DATE:

                        For each group, the later of (i) the January 2003 Distribution Date and (ii) the first Distribution Date on which the applicable Senior Enhancement Percentage (i.e., the sum of the Subordinate Certificates + the O/C amount for the applicable group divided by the aggregate Loan Balance of the Mortgage Loans for such group) is greater than or equal to the applicable Senior Specified Enhancement Percentage (including O/C), which is equal to two times the initial AAA subordination.

                        Group I Senior               Group II Senior
                        Specified Enhancement        Specified Enhancement
                        Percentage:                  Percentage:
                        -------------------          -------------------
                        19.10%                       34.80%
                        Or                           Or
                        (8.00% + 1.55%)*2            (14.50% + 2.90%)*2

                                (PRELIMINARY AND SUBJECT TO REVISION)



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

Prospectus:             The Certificates will be offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

Further Information:    Please call David Howard at (212) 834-5125, Peggy
                        Wallace at (212) 834-5519, Lou Violante at (212)
                        834-5034, Paul Park at (212) 834-5033, Paul Scialabba at
                        (212) 834-5173, Jee Hong at (212) 834-5295, or Joyce
                        Huang at (212) 834-5529.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

CHASE SECURITIES, INC.
ASSET BACKED SECURITIES PORTFOLIO ANALYSIS

   CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 -
                  FIXED RATE MORTGAGE LOAN GROUP SUMMARY REPORT


AGGREGATE OUTSTANDING PRINCIPAL BALANCE      $120,881,092
AGGREGATE ORIGINAL PRINCIPAL BALANCE         $121,022,028
NUMBER OF MORTGAGE LOANS                            1,446

                                    MINIMUM        MAXIMUM        AVERAGE(1)
                                    -------        -------        ----------
ORIGINAL PRINCIPAL BALANCE          10,000         561,105        83,694
OUTSTANDING PRINCIPAL BALANCE        9,977         560,657        83,597


                                    MINIMUM        MAXIMUM        WEIGHTED
                                                                  AVERAGE(2)
                                    -------        -------        ----------
ORIGINAL TERM (MOS)                    120            360            252
STATED REMAINING TERM (MOS)            118            360            250
EXPECTED REMAINING TERM (MOS)          118            360            250
LOAN AGE (MOS)                           0              7              1

CURRENT INTEREST RATE               5.950%         14.250%        9.881%

ORIGINAL LOAN-TO-VALUE              12.77%          95.00%        72.76%

CREDIT SCORE                           461            803         620(3)


                                   EARLIEST         LATEST
                                   --------         ------
ORIGINATION DATES                   04/1999        11/1999
MATURITY DATES                      09/2009        12/2029


NOTES:
(1) SUM OF PRINCIPAL BALANCE DIVIDED BY TOTAL NUMBER OF LOANS.
(2) WEIGHTED BY OUTSTANDING PRINCIPAL BALANCE.
(3) WEIGHTING ONLY FOR LOANS WITH SCORES.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                            CURRENT MORTGAGE RATES

   CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 -
                        FIXED RATE MORTGAGE LOAN GROUP

                                               AGGREGATE
                      NUMBER OF MORTGAGE   PRINCIPAL BALANCE    PERCENT OF LOAN
   MORTGAGE RATES           LOANS             OUTSTANDING            GROUP
   --------------     ------------------   -----------------    ---------------
  5.500% to   5.999%           1            $    109,185              0.1%
  6.000% to   6.499%           1                  79,174              0.1
  6.500% to   6.999%           5                 315,846              0.3
  7.000% to   7.499%          16               1,694,824              1.4
  7.500% to   7.999%          57               4,951,612              4.1
  8.000% to   8.499%          60               5,818,941              4.8
  8.500% to   8.999%         180              17,318,461             14.3
  9.000% to   9.499%         139              13,273,859             11.0
  9.500% to   9.999%         271              23,954,043             19.8
 10.000% to  10.499%         199              15,319,752             12.7
 10.500% to  10.999%         211              17,030,235             14.1
 11.000% to  11.499%         111               7,950,971              6.6
 11.500% to  11.999%         117               7,895,570              6.5
 12.000% to  12.499%          48               2,972,012              2.5
 12.500% to  12.999%          17               1,146,602              0.9
 13.000% to  13.499%           9                 884,508              0.7
 13.500% to  13.999%           3                 142,753              0.1
 14.000% to  14.499%           1                  22,746              0.0
                               -                  ------              ---
GRAND TOTAL                1,446            $120,881,092            100.0%
                           =====            ============            =====

MORTGAGE RATE RANGE IS FROM:  5.950% TO 14.250%
WEIGHTED AVERAGE IS:          9.881%



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

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                                       16

                     REMAINING MONTHS TO STATED MATURITY

   CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 -
                        FIXED RATE MORTGAGE LOAN GROUP

REMAINING TERM       NUMBER OF MORTGAGE  AGGREGATE PRINCIPAL   PERCENT OF
   (MONTHS)                 LOANS        BALANCE OUTSTANDING   LOAN GROUP
--------------       ------------------  -------------------   ----------
  109 to 120                 28            $   1,314,252            1.1%
  169 to 180                831               68,790,849           56.9
  181 to 192                  1                   41,546            0.0
  229 to 240                 51                3,090,525            2.6
  289 to 300                  3                  263,774            0.2
  349 to 360                532               47,380,147           39.2
                            ---               ----------           ----

GRAND TOTAL               1,446             $120,881,092           100.0%
                          =====             ============           =====

REMAINING TERM RANGE IS FROM (MONTHS): 118 TO 360

WEIGHTED AVERAGE IS (MONTHS): 250



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE
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[CHASE LOGO]

                  ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

   CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 -
                        FIXED RATE MORTGAGE LOAN GROUP

  RANGE OF ORIGINAL                               AGGREGATE
      MORTGAGE                                    PRINCIPAL
   LOAN PRINCIPAL               NUMBER OF          BALANCE           PERCENT OF
     BALANCES                MORTGAGE LOANS      OUTSTANDING         LOAN GROUP
  -----------------          --------------      -----------         ----------

Up to $100,000                   1,056         $  58,339,971             48.3%
$ 100,001 to $150,000              229            27,600,993             22.8
$ 150,001 to $200,000               94            16,396,755             13.6
$ 200,001 to $250,000               34             7,636,297              6.3
$ 250,001 to $300,000               16             4,494,070              3.7
$ 300,001 to $350,000                9             2,902,453              2.4
$ 350,001 to $400,000                3             1,116,394              0.9
$ 400,001 to $450,000                2               881,452              0.7
$ 450,001 to $500,000                2               952,051              0.8
$ 550,001 to $600,000                1               560,657              0.5

GRAND TOTAL                      1,446          $120,881,092            100.0%
                                 =====          ============            =====

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCE RANGE IS FROM: $10,000 TO $561,105 AVERAGE IS: $83,694


                             PRODUCT TYPE SUMMARY

   CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 -
                        FIXED RATE MORTGAGE LOAN GROUP

                                        AGGREGATE
                                        PRINCIPAL
                      NUMBER OF          BALANCE      PERCENT OF LOAN
PRODUCT TYPE        MORTGAGE LOANS     OUTSTANDING         GROUP
------------        --------------     -----------    ---------------

10 Yr Fixed                28         $  1,314,252           1.1%
15 Yr Fixed               313           19,291,349          16.0
16 Yr Fixed                 1               41,546           0.0
20 Yr Fixed                51            3,090,525           2.6
25 Yr Fixed                 3              263,774           0.2
30 Yr Fixed               532           47,380,147          39.2
Balloon Loan              518           49,499,500          40.9
                          ---           ----------          ----

GRAND TOTAL             1,446         $120,881,092         100.0%
                        =====         ============         =====



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DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE
IMMEDIATELY.

[CHASE LOGO]

                             STATE DISTRIBUTIONS

     CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4
                         FIXED RATE MORTGAGE LOAN GROUP

                                              AGGREGATE
                          NUMBER OF      PRINCIPAL BALANCE     PERCENT OF LOAN
       STATES          MORTGAGE LOANS        OUTSTANDING            GROUP
       ------          --------------    -----------------     ---------------

Arizona                        16           $  1,085,722              0.9%
Arkansas                       14                760,307              0.6
California                     77             11,588,524              9.6
Colorado                       36              3,688,598              3.1
Connecticut                    11              1,128,212              0.9
Delaware                        3                189,981              0.2
District of Columbia            2                175,949              0.1
Florida                       256             21,426,099             17.7
Georgia                        54              3,291,653              2.7
Idaho                           1                 84,532              0.1
Illinois                       64              5,970,399              4.9
Indiana                        59              3,556,746              2.9
Iowa                            7                445,090              0.4
Kansas                          4                296,408              0.2
Kentucky                       21              1,565,209              1.3
Louisiana                      56              3,671,806              3.0
Maine                           2                185,846              0.2
Maryland                       14                956,616              0.8
Massachusetts                  28              3,594,811              3.0
Michigan                       82              5,151,897              4.3
Minnesota                      16              1,424,350              1.2
Mississippi                    19              1,067,774              0.9
Missouri                       38              1,984,280              1.6
Montana                         3                426,571              0.4
Nebraska                        2                120,062              0.1
Nevada                          2                247,342              0.2
New Hampshire                   2                233,463              0.2
New Jersey                     25              2,911,979              2.4
New Mexico                     11                909,916              0.8
New York                      138             16,336,333             13.5
North Carolina                 16              1,566,009              1.3
North Dakota                    3                 85,928              0.1
Ohio                           53              3,340,010              2.8
Oklahoma                       36              1,830,304              1.5
Oregon                         16              1,569,535              1.3
Pennsylvania                   25              1,202,110              1.0
Rhode Island                    8                706,382              0.6
South Carolina                 33              1,687,098              1.4
South Dakota                    1                 80,000              0.1
Tennessee                     115              8,656,875              7.2
Texas                          28              1,822,928              1.5
Utah                            5                637,678              0.5



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DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE
IMMEDIATELY.

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                                       19

Vermont                         1                 42,574              0.0
Virginia                       15                997,282              0.8
Washington                      9              1,118,367              0.9
West Virginia                   2                165,381              0.1
Wisconsin                      16                806,157              0.7
Wyoming                         1                 90,000              0.1
                                -                 ------              ---

GRAND TOTAL                 1,446           $120,881,092            100.0%
                            =====           ============            =====


                             LOAN-TO-VALUE RATIOS

CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 - FIXED
                           RATE MORTGAGE LOAN GROUP

                                             AGGREGATE
                                             PRINCIPAL
RANGE OF LOAN-TO-VALUE     NUMBER OF          BALANCE           PERCENT OF
        RATIOS           MORTGAGE LOANS     OUTSTANDING         LOAN GROUP
----------------------   --------------     -----------         ----------

  50.00% or Less               161         $  8,889,754             7.4%
  50.01% to  55.00%             58            4,472,876             3.7
  55.01% to  60.00%            122            9,521,086             7.9
  60.01% to  65.00%            100            8,634,054             7.1
  65.01% to  70.00%            164           13,068,390            10.8
  70.01% to  75.00%            183           15,697,685            13.0
  75.01% to  80.00%            352           32,183,576            26.6
  80.01% to  85.00%            198           17,450,243            14.4
  85.01% to  90.00%            100            9,897,387             8.2
  90.01% to  95.00%              8            1,066,042             0.9
                             -----         ------------           -----

GRAND TOTAL                  1,446         $120,881,092           100.0%
                             =====         ============           =====

LOAN-TO-VALUE RANGE IS FROM:     12.77% TO 95.00%

WEIGHTED AVERAGE IS:             72.76%



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE
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[CHASE LOGO]

                                 LOAN PURPOSE

   CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 -
                        FIXED RATE MORTGAGE LOAN GROUP

                          NUMBER OF      AGGREGATE PRINCIPAL     PERCENT OF
    LOAN PURPOSE       MORTGAGE LOANS    BALANCE OUTSTANDING     LOAN GROUP
    ------------       --------------    -------------------     ----------

Purchase                     356            $ 33,064,590             27.4%
Refinance - Rate/Term        157              13,047,496             10.8
Refinance - Cashout          933              74,769,007             61.9
                             ---              ----------             ----

GRAND TOTAL                1,446            $120,881,092            100.0%
                           =====            ============            =====


                         TYPE OF MORTGAGED PROPERTIES

   CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 -
                        FIXED RATE MORTGAGE LOAN GROUP

                                                 AGGREGATE
                                                 PRINCIPAL
                             NUMBER OF            BALANCE          PERCENT OF
     PROPERTY TYPE         MORTGAGE LOANS       OUTSTANDING        LOAN GROUP
     -------------         --------------       -----------        ----------

Single-family Detached         1,159          $  93,413,366          77.3%
Two- to Four-family              129             13,006,785          10.8
Dwelling Unit
Planned Unit Development          59              7,520,546           6.2
Condominium                       37              3,248,801           2.7
Small Mixed Use                   14              1,287,346           1.1
Manufactured Housing              48              2,404,249           2.0
                               -----              ---------          ----

GRAND TOTAL                    1,446           $120,881,092         100.0%
                               =====           ============         =====



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE
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[CHASE LOGO]

                            DOCUMENTATION SUMMARY

   CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 -
                        FIXED RATE MORTGAGE LOAN GROUP

                                                AGGREGATE
                                                PRINCIPAL
                              NUMBER OF          BALANCE          PERCENT OF
     DOCUMENTATION         MORTGAGE LOANS      OUTSTANDING        LOAN GROUP
     -------------         --------------      -----------        ----------

Full Documentation              1,144         $ 91,620,489           75.8%
24 Month Bank Statement            97           11,173,222            9.2
Reduced Documentation              42            4,227,015            3.5
Stated Income                     163           13,860,366           11.5
                                -----         ------------          -----

GRAND TOTAL                     1,446         $120,881,092          100.0%
                                =====         ============          =====


                               OCCUPANCY TYPES

   CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 -
                        FIXED RATE MORTGAGE LOAN GROUP

                          NUMBER OF      AGGREGATE PRINCIPAL     PERCENT OF
  OCCUPANCY            MORTGAGE LOANS    BALANCE OUTSTANDING     LOAN GROUP
  ---------            --------------    -------------------     ----------

Owner-occupied             1,263            $109,562,256             90.6%
Second Home                   20               1,250,736              1.0
Investment                   163              10,068,101              8.3
                           -----            ------------            -----

GRAND TOTAL                1,446            $120,881,092            100.0%
                           =====            ============            =====



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                          MORTGAGE LOAN AGE SUMMARY

   CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 -
                        FIXED RATE MORTGAGE LOAN GROUP

MORTGAGE LOAN AGE         NUMBER OF      AGGREGATE PRINCIPAL      PERCENT OF
    (MONTHS)           MORTGAGE LOANS    BALANCE OUTSTANDING      LOAN GROUP
-----------------      --------------    -------------------      ----------

         0                   367            $ 29,514,001             24.4%
         1                   552              45,110,308             37.3
         2                   423              36,750,800             30.4
         3                    68               6,073,872              5.0
         4                    19               1,600,538              1.3
         5                     5                 998,100              0.8
         6                    10                 722,448              0.6
         7                     2                 111,025              0.1
                           -----            ------------            -----

GRAND TOTAL                1,446            $120,881,092            100.0%
                           =====            ============            =====

WEIGHTED AVERAGE IS (MONTH):  1


                             CREDIT GRADE SUMMARY

   CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 -
                        FIXED RATE MORTGAGE LOAN GROUP

                          NUMBER OF      AGGREGATE PRINCIPAL     PERCENT OF
    CREDIT GRADE       MORTGAGE LOANS    BALANCE OUTSTANDING     LOAN GROUP
    ------------       --------------    -------------------     ----------

        A O                  569            $ 50,553,631             41.8%
        A-                   460              41,709,469             34.5
        B                    257              19,789,519             16.4
        B-                    63               4,184,893              3.5
        C                     84               3,976,124              3.3
        C-                    13                 667,457              0.6
                             ---            ------------             ----

GRAND TOTAL                1,446            $120,881,092            100.0%
                           =====            ============            =====



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE
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                                       23

                             YEAR OF ORIGINATION

   CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 -
                        FIXED RATE MORTGAGE LOAN GROUP

                          NUMBER OF      AGGREGATE PRINCIPAL     PERCENT OF
YEAR OF ORIGINATION    MORTGAGE LOANS    BALANCE OUTSTANDING     LOAN GROUP
-------------------    --------------    -------------------     ----------

       1999                1,446            $120,881,092            100.0%
                           -----            ------------            -----

GRAND TOTAL                1,446            $120,881,092            100.0%
                           =====            ============            =====



                         PREPAYMENT PENALTIES SUMMARY

   CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 -
                        FIXED RATE MORTGAGE LOAN GROUP

    PREPAYMENT            NUMBER OF      AGGREGATE PRINCIPAL     PERCENT OF
PENALTIES (MONTHS)     MORTGAGE LOANS    BALANCE OUTSTANDING     LOAN GROUP
------------------     --------------    -------------------     ----------

    None                     298           $  23,773,328             19.7%
    12 months                125              14,806,349             12.2
    24 months                 26               2,935,169              2.4
    36 months                484              37,698,890             31.2
    60 months                513              41,667,355             34.5
                           -----            ------------            -----

GRAND TOTAL                1,446            $120,881,092            100.0%
                           =====            ============            =====



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                             CREDIT SCORE SUMMARY

   CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 -
                        FIXED RATE MORTGAGE LOAN GROUP

                          NUMBER OF      AGGREGATE PRINCIPAL     PERCENT OF
CREDIT SCORES          MORTGAGE LOANS    BALANCE OUTSTANDING     LOAN GROUP
-------------          --------------    -------------------     ----------

 Not Scored                   47            $  3,290,777              2.7%
 461 to 500                   20               1,728,570              1.4
 501 to 550                  155              11,129,348              9.2
 551 to 600                  449              37,517,768             31.0
 601 to 650                  388              32,931,489             27.2
 651 to 700                  239              21,428,131             17.7
 701 to 750                   98               8,376,635              6.9
 751 to 800                   48               4,268,879              3.5
 801 to 803                    2                 209,496              0.2
                           -----            ------------            -----

GRAND TOTAL                1,446            $120,881,092            100.0%
                           =====            ============            =====

CREDIT SCORE RANGE IS FROM:                 461 TO 803
WEIGHTED AVERAGE (SCORED LOANS ONLY) IS:    620



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DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE
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[CHASE LOGO]

CHASE SECURITIES, INC.
ASSET BACKED SECURITIES PORTFOLIO ANALYSIS


   CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 -
               ADJUSTABLE RATE MORTGAGE LOAN GROUP SUMMARY REPORT


AGGREGATE OUTSTANDING PRINCIPAL BALANCE      $232,662,785
AGGREGATE ORIGINAL PRINCIPAL BALANCE         $232,783,375
NUMBER OF MORTGAGE LOANS                            1,956

                             MINIMUM            MAXIMUM           AVERAGE(1)
                             -------            -------           ----------
ORIGINAL PRINCIPAL BALANCE    18,445          1,000,000            119,010
OUTSTANDING PRINCIPAL BALANCE 18,428          1,000,000            118,948


                             MINIMUM            MAXIMUM    WEIGHTED AVERAGE(2)
                             -------            -------    -------------------
ORIGINAL TERM (MOS)              360                360                 360
STATED REMAINING TERM (MOS)      352                360                 359
EXPECTED REMAINING TERM (MOS)    327                360                 359
LOAN AGE (MOS)                     0                  8                   1

CURRENT INTEREST RATE         6.500%            13.750%              9.960%
INITIAL INTEREST RATE CAP     1.000%             3.000%              2.922%
PERIODIC RATE CAP             1.000%             2.000%              1.472%
GROSS MARGIN                  3.250%             8.250%              5.674%
MAXIMUM MORTGAGE RATE        13.500%            20.750%             16.933%
MINIMUM MORTGAGE RATE         6.500%            13.750%              9.961%

MONTHS TO ROLL                     4                 60              27.110

ORIGINAL LOAN-TO-VALUE        16.73%             95.00%              77.31%

CREDIT SCORE                     450                791                601(3)


                            EARLIEST            LATEST
                            --------            ------
ORIGINATION DATES           03/1999            11/1999
MATURITY DATES              04/2029            12/2029


NOTES:
(1)   SUM OF PRINCIPAL BALANCE DIVIDED BY TOTAL NUMBER OF LOANS.
(2)   WEIGHTED BY OUTSTANDING PRINCIPAL BALANCE.
(3)   WEIGHTING ONLY FOR LOANS WITH SCORES.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                            CURRENT MORTGAGE RATES

   CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 -
                     ADJUSTABLE RATE MORTGAGE LOAN GROUP

                          NUMBER OF      AGGREGATE PRINCIPAL     PERCENT OF
   MORTGAGE RATES      MORTGAGE LOANS    BALANCE OUTSTANDING     LOAN GROUP
   --------------      --------------    -------------------     ----------

  6.500% to   6.999%           2            $    192,847              0.1%
  7.000% to   7.499%           8               1,053,266              0.5
  7.500% to   7.999%          35               5,193,875              2.2
  8.000% to   8.499%          64              10,049,958              4.3
  8.500% to   8.999%         197              30,335,540             13.0
  9.000% to   9.499%         203              27,077,152             11.6
  9.500% to   9.999%         389              48,515,128             20.9
 10.000% to  10.499%         290              33,097,870             14.2
 10.500% to  10.999%         354              37,965,587             16.3
 11.000% to  11.499%         183              17,930,923              7.7
 11.500% to  11.999%         156              14,970,980              6.4
 12.000% to  12.499%          55               4,335,479              1.9
 12.500% to  12.999%          11                 821,623              0.4
 13.000% to  13.499%           6                 455,356              0.2
 13.500% to  13.999%           3                 667,201              0.3
                           -----            ------------            -----

GRAND TOTAL                1,956            $232,662,785            100.0%
                           =====            ============            =====

MORTGAGE RATE RANGE IS FROM: 6.500%   TO  13.750%
WEIGHTED AVERAGE IS:         9.960%


                     REMAINING MONTHS TO STATED MATURITY

   CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 -
                     ADJUSTABLE RATE MORTGAGE LOAN GROUP

   REMAINING TERM         NUMBER OF      AGGREGATE PRINCIPAL     PERCENT OF
      (MONTHS)         MORTGAGE LOANS    BALANCE OUTSTANDING     LOAN GROUP
   --------------      --------------    -------------------     ----------

     349 to 360             1,956           $232,662,785           100.0%
                            -----           ------------           -----

GRAND TOTAL                 1,956           $232,662,785           100.0%
                            =====           ============           =====

REMAINING TERM RANGE IS FROM (MONTHS): 352   TO 360
WEIGHTED AVERAGE IS (MONTHS):          359



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE
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[CHASE LOGO]

                  ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

   CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 -
                     ADJUSTABLE RATE MORTGAGE LOAN GROUP

RANGE OF ORIGINAL MORTGAGE     NUMBER OF      AGGREGATE PRINCIPAL   PERCENT OF
 LOAN PRINCIPAL BALANCES     MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP
--------------------------   --------------   -------------------   ----------

 Up to $100,000                  1,032           $ 68,274,081          29.3%
 $ 100,001 to $ 150,000            496             61,436,853          26.4
 $ 150,001 to $ 200,000            200             34,556,106          14.9
 $ 200,001 to $ 250,000            111             25,107,683          10.8
 $ 250,001 to $ 300,000             52             14,495,417           6.2
 $ 300,001 to $ 350,000             17              5,621,772           2.4
 $ 350,001 to $ 400,000             14              5,285,947           2.3
 $ 400,001 to $ 450,000              7              2,986,528           1.3
 $ 450,001 to $ 500,000             23             11,196,330           4.8
 $ 700,001 to $ 750,000              1                747,500           0.3
 $ 950,001 to $ 1,000,000            3              2,954,568           1.3
                                 -----           ------------         -----

GRAND TOTAL                      1,956           $232,662,785         100.0%
                                 =====           ============         =====


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCE RANGE IS FROM: $18,445 TO $1,000,000 AVERAGE IS: $119,010


                             PRODUCT TYPE SUMMARY

   CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 -
                     ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                               AGGREGATE
                                               PRINCIPAL
                            NUMBER OF           BALANCE           PERCENT OF
    PRODUCT TYPE          MORTGAGE LOANS      OUTSTANDING         LOAN GROUP
    ------------          --------------      -----------         ----------

Six Month LIBOR Loan             31          $  5,627,808             2.4%
1/29 Loan                        45             6,717,893             2.9
2/28 Loan                     1,098           134,376,733            57.8
3/27 Loan                       738            80,988,229            34.8
5/25 Loan                        42             4,773,185             2.1
Other                             2               178,937             0.1
                              -----          ------------           -----

GRAND TOTAL                   1,956          $232,662,785           100.0%
                              =====          ============           =====



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                             STATE DISTRIBUTIONS

   CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 -
                     ADJUSTABLE RATE MORTGAGE LOAN GROUP

                          NUMBER OF      AGGREGATE PRINCIPAL     PERCENT OF
       STATES          MORTGAGE LOANS    BALANCE OUTSTANDING     LOAN GROUP
       ------

Arizona                       31             $ 2,819,494              1.2%
Arkansas                       6                 379,044              0.2
California                   141              27,548,095             11.8
Colorado                     115              14,928,584              6.4
Connecticut                   23               2,885,162              1.2
Delaware                       1                 107,893              0.0
District of Columbia           4                 616,108              0.3
Florida                      203              21,804,498              9.4
Georgia                       55               9,293,639              4.0
Hawaii                         2                 645,000              0.3
Idaho                          6                 523,248              0.2
Illinois                     112              12,227,579              5.3
Indiana                       29               2,400,659              1.0
Iowa                           3                 200,376              0.1
Kansas                         2                 269,871              0.1
Kentucky                       9                 837,360              0.4
Louisiana                     13               1,401,937              0.6
Maine                          3                 240,782              0.1
Maryland                      27               3,367,701              1.4
Massachusetts                 59               8,930,540              3.8
Michigan                     230              20,997,716              9.0
Minnesota                     50               5,489,601              2.4
Mississippi                   11                 648,668              0.3
Missouri                      75               5,354,600              2.3
Montana                        7                 795,194              0.3
Nebraska                       2                 101,305              0.0
Nevada                         7                 899,703              0.4
New Hampshire                 10                 914,895              0.4
New Jersey                    65              10,150,746              4.4
New Mexico                    11               1,035,273              0.4
New York                     103              16,763,118              7.2
North Carolina                29               3,125,683              1.3
Ohio                          79               7,583,308              3.3
Oklahoma                      10                 979,485              0.4
Oregon                        16               2,040,665              0.9
Pennsylvania                  20               2,009,521              0.9
Rhode Island                  14               1,770,876              0.8
South Carolina                33               2,911,116              1.3
Tennessee                     68               6,550,799              2.8
Texas                         75               7,688,079              3.3
Utah                          18               2,686,876              1.2
Vermont                       12                 962,945              0.4



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE
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[CHASE LOGO]

Virginia                      24               4,387,173              1.9
Washington                    54               8,199,463              3.5
West Virginia                  3                 140,924              0.1
Wisconsin                     83               6,793,531              2.9
Wyoming                        3                 253,952              0.1
                           -----            ------------            -----

GRAND TOTAL                1,956            $232,662,785            100.0%
                           =====            ============            =====


                             LOAN-TO-VALUE RATIOS

   CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 -
                     ADJUSTABLE RATE MORTGAGE LOAN GROUP

RANGE OF LOAN-TO-VALUE       NUMBER OF      AGGREGATE PRINCIPAL     PERCENT OF
        RATIOS            MORTGAGE LOANS    BALANCE OUTSTANDING     LOAN GROUP
----------------------    --------------    -------------------     ----------

  50.00% or Less                67             $ 6,415,558              2.8%
  50.01% to  55.00%             21               2,471,356              1.1
  55.01% to  60.00%             68               8,345,093              3.6
  60.01% to  65.00%             85               9,675,960              4.2
  65.01% to  70.00%            225              28,042,865             12.1
  70.01% to  75.00%            279              32,553,299             14.0
  75.01% to  80.00%            523              66,109,033             28.4
  80.01% to  85.00%            407              46,966,391             20.2
  85.01% to  90.00%            276              31,660,897             13.6
  90.01% to  95.00%              5                 422,334              0.2
                             -----            ------------            -----

GRAND TOTAL                  1,956            $232,662,785            100.0%
                             =====            ============            =====

LOAN-TO-VALUE RANGE IS FROM: 16.73%   TO  95.00%
WEIGHTED AVERAGE IS:         77.31%



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                                 LOAN PURPOSE

   CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 -
                     ADJUSTABLE RATE MORTGAGE LOAN GROUP

                          NUMBER OF      AGGREGATE PRINCIPAL     PERCENT OF
    LOAN PURPOSE       MORTGAGE LOANS    BALANCE OUTSTANDING     LOAN GROUP
    ------------       --------------    -------------------     ----------

Purchase                     867            $104,980,208             45.1%
Refinance - Rate/Term        182              19,352,684              8.3
Refinance - Cashout          907             108,329,893             46.6
                           -----             -----------            -----

GRAND TOTAL                1,956            $232,662,785            100.0%
                           =====            ============            =====


                         TYPE OF MORTGAGED PROPERTIES
   CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 -
                     ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                                    AGGREGATE
                                                    PRINCIPAL
                                    NUMBER OF        BALANCE       PERCENT OF
       PROPERTY TYPE             MORTGAGE LOANS    OUTSTANDING     LOAN GROUP
       -------------             --------------    -----------     ----------

Single-family Detached               1,553       $184,895,114         79.5%
Two- to Four-family Dwelling           157        17,968,298           7.7
Unit
Condominium                             78         7,672,571           3.3
Planned Unit Development               125        18,763,159           8.1
Small Mixed Use                          1           161,053           0.1
Manufactured Housing                    42         3,202,592           1.4
                                     -----       -----------         -----
GRAND TOTAL                          1,956       $232,662,785        100.0%
                                     =====       ============        =====




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE
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[CHASE LOGO]

                            DOCUMENTATION SUMMARY

   CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 -
                     ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                                 AGGREGATE
                                                 PRINCIPAL
                              NUMBER OF           BALANCE         PERCENT OF
     DOCUMENTATION          MORTGAGE LOANS      OUTSTANDING       LOAN GROUP
     -------------          --------------      -----------       ----------

Full Documentation               1,437         $157,287,972           67.6%
24 Month Bank Statement            199           31,337,724           13.5
Reduced Documentation               71           12,559,342            5.4
Stated Income                      249           31,477,748           13.5
                                 -----         ------------          -----

GRAND TOTAL                      1,956         $232,662,785          100.0%
                                 =====         ============          =====


                               OCCUPANCY TYPES

   CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 -
                     ADJUSTABLE RATE MORTGAGE LOAN GROUP

                          NUMBER OF      AGGREGATE PRINCIPAL     PERCENT OF
     OCCUPANCY         MORTGAGE LOANS    BALANCE OUTSTANDING     LOAN GROUP
     ---------         --------------    -------------------     ----------

   Owner-occupied           1,770           $215,941,369             92.8%
   Second Home                 19              2,104,883              0.9
   Investment                 167             14,616,533              6.3
                            -----           ------------            -----

GRAND TOTAL                 1,956           $232,662,785            100.0%
                            =====           ============            =====




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                          MORTGAGE LOAN AGE SUMMARY

   CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 -
                     ADJUSTABLE RATE MORTGAGE LOAN GROUP

MORTGAGE LOAN AGE         NUMBER OF      AGGREGATE PRINCIPAL     PERCENT OF
    (MONTHS)           MORTGAGE LOANS    BALANCE OUTSTANDING     LOAN GROUP
-----------------      --------------    -------------------     ----------

        0                    599            $ 72,309,279             31.1%
        1                    768              92,347,490             39.7
        2                    527              61,511,573             26.4
        3                     33               3,507,320              1.5
        4                     19               1,843,607              0.8
        5                      3                 349,276              0.2
        6                      4                 491,771              0.2
        7                      1                 105,857              0.0
        8                      2                 196,612              0.1
                           -----            ------------            -----

GRAND TOTAL                1,956            $232,662,785            100.0%
                           =====            ============            =====

 WEIGHTED AVERAGE IS (MONTH):  1


                             CREDIT GRADE SUMMARY

   CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 -
                     ADJUSTABLE RATE MORTGAGE LOAN GROUP

                          NUMBER OF         AGGREGATE PRINCIPAL      PERCENT OF
CREDIT GRADE           MORTGAGE LOANS       BALANCE OUTSTANDING      LOAN GROUP
------------           --------------       -------------------      ----------

       A O                    592              $ 77,768,577              33.4%
       A-                     674                84,637,110              36.4
       B                      380                41,956,755              18.0
       B-                     104                 9,654,783               4.1
       C                      156                14,583,914               6.3
       C-                      50                 4,061,646               1.7
                            -----              ------------             -----

GRAND TOTAL                 1,956              $232,662,785             100.0%
                            =====              ============             =====



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE
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[CHASE LOGO]

                             YEAR OF ORIGINATION
   CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 -
                     ADJUSTABLE RATE MORTGAGE LOAN GROUP

                          NUMBER OF      AGGREGATE PRINCIPAL     PERCENT OF
YEAR OF ORIGINATION    MORTGAGE LOANS    BALANCE OUTSTANDING     LOAN GROUP
-------------------    --------------    -------------------     ----------

       1999                 1,956           $232,662,785           100.0%
                            -----           ------------           ------

GRAND TOTAL                 1,956           $232,662,785           100.0%
                            =====           ============           ======


                            MAXIMUM MORTGAGE RATES

   CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 -
                     ADJUSTABLE RATE MORTGAGE LOAN GROUP

 RANGE OF                 NUMBER OF      AGGREGATE PRINCIPAL     PERCENT OF
 MAXIMUM MORTGAGE      MORTGAGE LOANS    BALANCE OUTSTANDING     LOAN GROUP
 ----------------      --------------    -------------------     ----------

13.500% to 13.999%             4            $    417,614              0.2%
14.000% to 14.499%            10               1,860,021              0.8
14.500% to 14.999%            38               5,627,496              2.4
15.000% to 15.499%            68              10,091,331              4.3
15.500% to 15.999%           202              31,462,520             13.5
16.000% to 16.499%           201              26,976,550             11.6
16.500% to 16.999%           383              47,249,605             20.3
17.000% to 17.499%           287              32,600,345             14.0
17.500% to 17.999%           354              37,908,655             16.3
18.000% to 18.499%           183              17,735,908              7.6
18.500% to 18.999%           152              14,508,068              6.2
19.000% to 19.499%            54               4,280,493              1.8
19.500% to 19.999%            11                 821,623              0.4
20.000% to 20.499%             6                 455,356              0.2
20.500% to 20.999%             3                 667,201              0.3
                           -----            ------------            -----

GRAND TOTAL                1,956            $232,662,785            100.0%
                           =====            ============            =====

MAXIMUM MORTGAGE RATE RANGE IS FROM:  13.500%   to  20.750%

WEIGHTED AVERAGE IS:                  16.933%



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                         PREPAYMENT PENALTIES SUMMARY

   CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 -
                     ADJUSTABLE RATE MORTGAGE LOAN GROUP

    PREPAYMENT            NUMBER OF      AGGREGATE PRINCIPAL     PERCENT OF
PENALTIES (MONTHS)     MORTGAGE LOANS    BALANCE OUTSTANDING     LOAN GROUP
------------------     --------------    -------------------     ----------

    None                     803            $ 98,097,157             42.2%
    12 months                 13               1,852,448              0.8
    24 months                431              58,797,448             25.3
    36 months                596              63,538,302             27.3
    60 months                113              10,377,431              4.5
                           -----            ------------            -----

GRAND TOTAL                1,956            $232,662,785            100.0%
                           =====            ============            =====



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE
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[CHASE LOGO]

                             NEXT ADJUSTMENT DATE

   CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 -
                     ADJUSTABLE RATE MORTGAGE LOAN GROUP

NEXT ADJUSTMENT           NUMBER OF        AGGREGATE PRINCIPAL     PERCENT OF
     DATE              MORTGAGE LOANS      BALANCE OUTSTANDING     LOAN GROUP
---------------        --------------      -------------------     ----------

   Apr 2000                   12               $ 1,998,157             0.9%
   May 2000                   15                 2,914,852             1.3
   Jun 2000                    4                   714,800             0.3
   Sep 2000                    1                    49,954             0.0
   Oct 2000                   19                 2,785,890             1.2
   Nov 2000                   16                 2,379,529             1.0
   Dec 2000                    9                 1,502,520             0.6
   Apr 2001                    1                    69,495             0.0
   May 2001                    1                   105,857             0.0
   Jun 2001                    4                   491,771             0.2
   Jul 2001                    2                   202,851             0.1
   Aug 2001                   13                 1,227,261             0.5
   Sep 2001                   22                 2,107,483             0.9
   Oct 2001                  290                34,498,476            14.8
   Nov 2001                  429                52,066,332            22.4
   Dec 2001                  336                43,607,207            18.7
   Apr 2002                    1                   127,116             0.1
   Jul 2002                    1                   146,425             0.1
   Aug 2002                    6                   616,346             0.3
   Sep 2002                   10                 1,349,883             0.6
   Oct 2002                  194                21,014,942             9.0
   Nov 2002                  290                32,946,342            14.2
   Dec 2002                  238                24,966,112            10.7
   Oct 2004                   12                 1,214,109             0.5
   Nov 2004                   18                 2,040,435             0.9
   Dec 2004                   12                 1,518,640             0.7
                           -----              ------------           -----

GRAND TOTAL                1,956              $232,662,785           100.0%
                           =====              ============           =====



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE
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[CHASE LOGO]

                             CREDIT SCORE SUMMARY

   CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 -
                     ADJUSTABLE RATE MORTGAGE LOAN GROUP

                          NUMBER OF        AGGREGATE PRINCIPAL     PERCENT OF
CREDIT SCORES          MORTGAGE LOANS      BALANCE OUTSTANDING     LOAN GROUP
-------------          --------------      -------------------     ----------

 Not Scored                   44              $  5,600,839              2.4%
 450 to 500                   62                 6,594,723              2.8
 501 to 550                  331                37,751,537             16.2
 551 to 600                  661                79,545,143             34.2
 601 to 650                  468                56,116,928             24.1
 651 to 700                  259                31,499,755             13.5
 701 to 750                  108                13,160,085              5.7
 751 to 791                   23                 2,393,776              1.0
                           -----              ------------            -----

GRAND TOTAL                1,956              $232,662,785            100.0%
                           =====              ============            =====

CREDIT SCORE RANGE IS FROM:                 450 TO 791

WEIGHTED AVERAGE (SCORED LOANS ONLY) IS:    601



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DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE
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[CHASE LOGO]

                    ASSUMED MORTGAGE LOAN CHARACTERISTICS

   CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 -
                        FIXED RATE MORTGAGE LOAN GROUP

                                                        ORIGINAL
                               NET       ORIGINAL     AMORTIZATION    REMAINING
                  MORTGAGE   MORTGAGE      TERM           TERM          TERM
CURRENT BALANCE     RATE       RATE     (IN MONTHS)   (IN MONTHS)    (IN MONTHS)
---------------   --------   --------   -----------   ------------   -----------

$53,233,593.60    10.064%     9.554%        180            360          179
  1,413,395.59     9.510%     9.000%        120            120          119
 20,746,631.02     9.574%     9.064%        180            180          179
  3,368,344.22     9.786%     9.276%        239            239          238
 51,238,035.57     9.831%     9.321%        360            360          358



                                              ASSUMED MORTGAGE LOAN CHARACTERISTICS

                             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4 -
                                               ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                                                                                          NUMBER OF
                                                                                                            MONTHS
                                 ORIGINAL                                                                   UNTIL
                          NET      TERM   REMAINING          INITIAL                              RESET   NEXT RATE
   CURRENT     MORTGAGE MORTGAGE   (IN      TERM     GROSS     RATE    PERIODIC MAXIMUM MINIMUM  CHANGE   ADJUSTMENT
   BALANCE       RATE     RATE   MONTHS) (IN MONTHS) MARGIN CHANGE CAP   CAP     RATE    RATE   FREQUENCY    DATE       INDEX
   -------       ----     ----   ------- ----------- ------ ----------   ---     ----    ----   ---------    ----       -----

$12,735,033.36  9.636%   9.126%    360       359     4.981%   1.544%    1.000%  16.180%  9.634%     6          8     6 Mo. LIBOR
138,614,415.28  9.960%   9.450%    360       359     5.878%   2.998%    1.498%  16.956%  9.960%     6         23     6 Mo. LIBOR
 83,726,840.48 10.042%   9.532%    360       359     5.462%   3.000%    1.501%  17.040% 10.043%     6         35     6 Mo. LIBOR
  4,923,710.88  9.416%   8.906%    360       359     5.326%   3.000%    1.500%  16.416%  9.416%     6         59     6 Mo. LIBOR



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[CHASE LOGO]

         GROUP II CERTIFICATES AVAILABLE FUNDS CAP HYPOTHETICAL TABLE

                          Available                               Available
    Payment Date       Funds Cap(1)(2)      Payment Date       Funds Cap(1)(2)
    ------------       ---------------      ------------       ---------------
      1/25/00               9.450             9/25/03              11.904
      2/25/00               9.450             10/25/03             11.904
      3/25/00               9.450             11/25/03             11.904
      4/25/00               9.450             12/25/03             11.904
      5/25/00               9.469             1/25/04              11.904
      6/25/00               9.489             2/25/04              11.904
      7/25/00               9.509             3/25/04              11.904
      8/25/00               9.531             4/25/04              11.904
      9/25/00               9.629             5/25/04              11.904
      10/25/00              9.652             6/25/04              11.904
      11/25/00              9.678             7/25/04              11.904
      12/25/00              9.702             8/25/04              11.904
      1/25/01               9.730             9/25/04              11.904
      2/25/01               9.762             10/25/04             11.904
      3/25/01               9.801             11/25/04             11.904
      4/25/01               9.848             12/25/04             11.947
      5/25/01               9.891             1/25/05              11.947
      6/25/01               9.937             2/25/05              11.947
      7/25/01               9.983             3/25/05              11.947
      8/25/01              10.009             4/25/05              11.947
      9/25/01              10.022             5/25/05              11.947
      10/25/01             10.037             6/25/05              11.947
      11/25/01             10.051             7/25/05              11.947
      12/25/01             11.291             8/25/05              11.947
      1/25/02              11.309             9/25/05              11.947
      2/25/02              11.327             10/25/05             11.947
      3/25/02              11.345             11/25/05             11.947
      4/25/02              11.364             12/25/05             11.947
      5/25/02              11.384             1/25/06              11.947
      6/25/02              11.404             2/25/06              11.947
      7/25/02              11.425             3/25/06              11.947
      8/25/02              11.446             4/25/06              11.947
      9/25/02              11.469             5/25/06              11.947
      10/25/02             11.491             6/25/06              11.947
      11/25/02             11.515             7/25/06              11.947
      12/25/02             12.107             8/25/06              11.947
      1/25/03              12.134             9/25/06              11.947
      2/25/03              11.904             10/25/06             11.947
      3/25/03              11.904             11/25/06             11.947
      4/25/03              11.904             12/25/06             11.947
      5/25/03              11.904             1/25/07              11.947
      6/25/03              11.904             2/25/07              11.947
      7/25/03              11.904             3/25/07              11.947
      8/25/03              11.904


(1) Available Funds Cap = 12* (Group II Net Interest)/(Group II Total Certificate Balance)

(2) Assumes no losses, 10% cleanup call, 27% CPR, and 1 month and 6 month LIBOR remains constant.


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DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE
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[CHASE LOGO]

                       DISCOUNT MARGIN TABLE (TO 10% CALL)

                                    BOND IA-1
                                               100%
                      0%          80%       (PRICING)      150%         200%
                      --          ---       ---------      ----         ----

  99-21             25.089       52.033       57.352      68.688       78.221
  99-22             24.626       49.114       53.950      64.253       72.918
  99-23             24.162       46.197       50.548      59.819       67.616
  99-24             23.699       43.282       47.149      55.388       62.317
  99-25             23.236       40.367       43.750      50.958       57.019
  99-26             22.773       37.454       40.353      46.530       51.724

  99-27             22.310       34.542       36.957      42.104       46.432
  99-28             21.848       31.631       33.563      37.679       41.141
  99-29             21.385       28.722       30.170      33.257       35.852
  99-30             20.923       25.813       26.779      28.836       30.566
  99-31             20.462       22.906       23.389      24.417       25.282
  100-0             20.000       20.000       20.000      20.000       20.000

  100-1             19.539       17.095       16.613      15.585       14.720
  100-2             19.078       14.192       13.227      11.171        9.443
  100-3             18.617       11.289        9.842       6.759        4.167
  100-4             18.156        8.388        6.459       2.349       -1.106
  100-5             17.696        5.488        3.078      -2.059       -6.378
  100-6             17.235        2.589       -0.303      -6.465      -11.647

  100-7             16.775       -0.308       -3.682     -10.870      -16.913
  100-8             16.316       -3.204       -7.059     -15.272      -22.178
  100-9             15.856       -6.100      -10.435     -19.673      -27.441
  100-10            15.397       -8.993      -13.810     -24.072      -32.701
  100-11            14.938      -11.886      -17.184     -28.470      -37.959

  AVG LIFE            9.84         1.11         0.95        0.72         0.60
  FIRST PAY           1/00         1/00         1/00        1/00         1/00
  LAST PAY           11/14         1/02         9/01        2/01        12/00



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                     YIELD GIVEN PRICES TABLE (TO 10% CALL)

                                    BOND IA-2

                                               100%
                      0%          80%       (PRICING)      150%         200%
                      --          ---       ---------      ----         ----

  99-21              7.171        7.130        7.118       7.091        7.065
  99-22              7.167        7.116        7.102       7.068        7.036
  99-23              7.164        7.102        7.086       7.045        7.007
  99-24              7.160        7.089        7.069       7.022        6.977
  99-25              7.157        7.075        7.053       6.999        6.948
  99-26              7.153        7.062        7.037       6.976        6.919

  99-27              7.150        7.048        7.020       6.953        6.890
  99-28              7.147        7.035        7.004       6.930        6.860
  99-29              7.143        7.021        6.988       6.907        6.831
  99-30              7.140        7.008        6.972       6.884        6.802
  99-31              7.136        6.994        6.955       6.861        6.773
  *100-0             7.133        6.981        6.939       6.838        6.744

  100-1              7.129        6.967        6.923       6.815        6.714
  100-2              7.126        6.954        6.906       6.792        6.685
  100-3              7.122        6.940        6.890       6.769        6.656
  100-4              7.119        6.927        6.874       6.747        6.627
  100-5              7.115        6.913        6.858       6.724        6.598
  100-6              7.112        6.900        6.842       6.701        6.569

  100-7              7.108        6.886        6.825       6.678        6.540
  100-8              7.105        6.873        6.809       6.655        6.511
  100-9              7.101        6.859        6.793       6.632        6.482
  100-10             7.098        6.846        6.777       6.609        6.453
  100-11             7.094        6.832        6.761       6.587        6.424

  AVG LIFE           14.93         2.60         2.13        1.47         1.14
  DURATION            8.95         2.30         1.91        1.36         1.07
  FIRST PAY          11/14         1/02         9/01        2/01        12/00
  LAST PAY           11/14         2/03         7/02        9/01         4/01



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                     YIELD GIVEN PRICES TABLE (TO 10% CALL)

                                    BOND IA-3

                                               100%
                      0%          80%       (PRICING)      150%         200%
                      --          ---       ---------      ----         ----

  99-21              7.248        7.223        7.214       7.191        7.170
  99-22              7.245        7.214        7.203       7.175        7.148
  99-23              7.241        7.205        7.192       7.158        7.126
  99-24              7.238        7.195        7.180       7.141        7.104
  99-25              7.234        7.186        7.169       7.125        7.082
  99-26              7.231        7.177        7.158       7.108        7.061

  99-27              7.228        7.168        7.146       7.092        7.039
  99-28              7.224        7.159        7.135       7.075        7.017
  99-29              7.221        7.149        7.124       7.058        6.995
  99-30              7.218        7.140        7.112       7.042        6.974
  99-31              7.214        7.131        7.101       7.025        6.952
  *100-0             7.211        7.122        7.090       7.008        6.930

  100-1              7.207        7.113        7.079       6.992        6.908
  100-2              7.204        7.103        7.067       6.975        6.887
  100-3              7.201        7.094        7.056       6.959        6.865
  100-4              7.197        7.085        7.045       6.942        6.843
  100-5              7.194        7.076        7.033       6.926        6.822
  100-6              7.191        7.067        7.022       6.909        6.800

  100-7              7.187        7.057        7.011       6.892        6.778
  100-8              7.184        7.048        7.000       6.876        6.757
  100-9              7.180        7.039        6.988       6.859        6.735
  100-10             7.177        7.030        6.977       6.843        6.713
  100-11             7.174        7.021        6.966       6.826        6.692

  AVG LIFE           15.94         4.02         3.18        2.08         1.56
  DURATION            9.22         3.38         2.76        1.87         1.43
  FIRST PAY          11/14         2/03         7/02        9/01         4/01
  LAST PAY            9/19         1/05        12/03        5/02        10/01



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                     YIELD GIVEN PRICES TABLE (TO 10% CALL)

                                    BOND IA-4

                                               100%
                      0%          80%       (PRICING)      150%         200%
                      --          ---       ---------      ----         ----

  99-20.50           7.532        7.519        7.512       7.492        7.473
  99-21.50           7.529        7.513        7.504       7.480        7.456
  99-22.50           7.527        7.507        7.497       7.468        7.439
  99-23.50           7.524        7.501        7.489       7.456        7.423
  99-24.50           7.521        7.495        7.482       7.443        7.406
  99-25.50           7.518        7.489        7.474       7.431        7.389

  99-26.50           7.515        7.483        7.466       7.419        7.373
  99-27.50           7.512        7.477        7.459       7.407        7.356
  99-28.50           7.509        7.471        7.451       7.395        7.339
  99-29.50           7.506        7.466        7.444       7.383        7.323
  99-30.50           7.503        7.460        7.436       7.371        7.306
  *99-31.50          7.501        7.454        7.429       7.358        7.290

  100-00.50          7.498        7.448        7.421       7.346        7.273
  100-01.50          7.495        7.442        7.413       7.334        7.256
  100-02.50          7.492        7.436        7.406       7.322        7.240
  100-03.50          7.489        7.430        7.398       7.310        7.223
  100-04.50          7.486        7.424        7.391       7.298        7.207
  100-05.50          7.483        7.418        7.383       7.286        7.190

  100-06.50          7.480        7.412        7.376       7.274        7.174
  100-07.50          7.478        7.406        7.368       7.262        7.157
  100-08.50          7.475        7.400        7.361       7.250        7.141
  100-09.50          7.472        7.394        7.353       7.238        7.124
  100-10.50          7.469        7.389        7.346       7.225        7.107

  AVG LIFE           23.62         7.00         5.13        2.96         2.09
  DURATION           10.79         5.25         4.12        2.57         1.88
  FIRST PAY           9/19         1/05        12/03        5/02        10/01
  LAST PAY            9/26         2/10         9/06       10/03         5/02



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                     YIELD GIVEN PRICES TABLE (TO 10% CALL)

                                    BOND IA-5

                                               100%
                      0%          80%       (PRICING)      150%         200%
                      --          ---       ---------      ----         ----

  99-20.50           7.870        7.862        7.858       7.844        7.817
  99-21.50           7.867        7.857        7.853       7.836        7.804
  99-22.50           7.864        7.853        7.848       7.828        7.791
  99-23.50           7.862        7.848        7.842       7.820        7.777
  99-24.50           7.859        7.844        7.837       7.812        7.764
  99-25.50           7.856        7.840        7.832       7.804        7.751

  99-26.50           7.853        7.835        7.827       7.796        7.738
  99-27.50           7.850        7.831        7.821       7.788        7.724
  99-28.50           7.847        7.826        7.816       7.780        7.711
  99-29.50           7.845        7.822        7.811       7.772        7.698
  99-30.50           7.842        7.817        7.806       7.764        7.685
  *99-31.50          7.839        7.813        7.800       7.756        7.671

  100-00.50          7.836        7.808        7.795       7.748        7.658
  100-01.50          7.833        7.804        7.790       7.740        7.645
  100-02.50          7.830        7.799        7.785       7.732        7.632
  100-03.50          7.828        7.795        7.780       7.724        7.618
  100-04.50          7.825        7.791        7.774       7.716        7.605
  100-05.50          7.822        7.786        7.769       7.708        7.592

  100-06.50          7.819        7.782        7.764       7.701        7.579
  100-07.50          7.816        7.777        7.759       7.693        7.565
  100-08.50          7.813        7.773        7.753       7.685        7.552
  100-09.50          7.811        7.768        7.748       7.677        7.539
  100-10.50          7.808        7.764        7.743       7.669        7.526

  AVG LIFE           27.07        10.57         8.37        4.85         2.69
  DURATION           10.99         6.99         5.96        3.90         2.35
  FIRST PAY           9/26         2/10         9/06       10/03         5/02
  LAST PAY            1/27         7/10         7/08        7/05        12/02



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                     YIELD GIVEN PRICES TABLE (TO 10% CALL)

                                    BOND IA-6

                                               100%
                      0%          80%       (PRICING)      150%         200%
                      --          ---       ---------      ----         ----

  99-21              7.497        7.490        7.489       7.483        7.474
  99-22              7.492        7.484        7.482       7.476        7.465
  99-23              7.488        7.478        7.476       7.468        7.455
  99-24              7.483        7.472        7.470       7.461        7.446
  99-25              7.478        7.466        7.463       7.453        7.437
  99-26              7.474        7.459        7.457       7.446        7.427

  99-27              7.469        7.453        7.451       7.438        7.418
  99-28              7.464        7.447        7.444       7.430        7.409
  99-29              7.460        7.441        7.438       7.423        7.399
  99-30              7.455        7.435        7.432       7.415        7.390
  99-31              7.450        7.429        7.426       7.408        7.380
  *100-0             7.446        7.423        7.419       7.401        7.371

  100-1              7.441        7.417        7.413       7.393        7.362
  100-2              7.437        7.411        7.407       7.386        7.352
  100-3              7.432        7.405        7.400       7.378        7.343
  100-4              7.427        7.399        7.394       7.371        7.334
  100-5              7.423        7.393        7.388       7.363        7.324
  100-6              7.418        7.387        7.381       7.356        7.315

  100-7              7.414        7.381        7.375       7.348        7.306
  100-8              7.409        7.374        7.369       7.341        7.296
  100-9              7.404        7.368        7.363       7.333        7.287
  100-10             7.400        7.362        7.356       7.326        7.278
  100-11             7.395        7.356        7.350       7.318        7.269

  AVG LIFE            9.82         6.82         6.48        5.17         3.97
  DURATION            6.72         5.12         4.93        4.15         3.33
  FIRST PAY           1/03         1/03         1/03        5/03        12/02
  LAST PAY            9/11         6/09         7/08        7/05        12/03



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                     YIELD GIVEN PRICES TABLE (TO 10% CALL)

                                    BOND IM-1

                                               100%
                      0%          80%       (PRICING)      150%         200%
                      --          ---       ---------      ----         ----

  99-21              7.880        7.864        7.858       7.846        7.842
  99-22              7.877        7.858        7.851       7.837        7.832
  99-23              7.874        7.852        7.844       7.828        7.823
  99-24              7.870        7.846        7.837       7.819        7.813
  99-25              7.867        7.840        7.830       7.809        7.803
  99-26              7.864        7.834        7.823       7.800        7.793

  99-27              7.861        7.828        7.815       7.791        7.783
  99-28              7.858        7.822        7.808       7.782        7.773
  99-29              7.855        7.816        7.801       7.773        7.763
  99-30              7.851        7.810        7.794       7.763        7.753
  99-31              7.848        7.803        7.787       7.754        7.743
  *100-0             7.845        7.797        7.780       7.745        7.733

  100-1              7.842        7.791        7.773       7.736        7.723
  100-2              7.839        7.785        7.766       7.727        7.713
  100-3              7.835        7.779        7.759       7.717        7.703
  100-4              7.832        7.773        7.752       7.708        7.694
  100-5              7.829        7.767        7.744       7.699        7.684
  100-6              7.826        7.761        7.737       7.690        7.674

  100-7              7.823        7.755        7.730       7.681        7.664
  100-8              7.820        7.749        7.723       7.672        7.654
  100-9              7.816        7.743        7.716       7.662        7.644
  100-10             7.813        7.737        7.709       7.653        7.634
  100-11             7.810        7.731        7.702       7.644        7.624

  AVG LIFE           20.62         7.09         5.73        4.11         3.74
  DURATION            9.78         5.15         4.38        3.38         3.14
  FIRST PAY          11/14         6/03         1/03        3/03         6/03
  LAST PAY            1/27         7/10         7/08        7/05        12/03



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                     YIELD GIVEN PRICES TABLE (TO 10% CALL)

                                    BOND IM-2

                                               100%
                      0%          80%       (PRICING)      150%         200%
                      --          ---       ---------      ----         ----

  99-21              8.385        8.366        8.359       8.344        8.337
  99-22              8.381        8.359        8.351       8.334        8.326
  99-23              8.378        8.353        8.344       8.325        8.315
  99-24              8.375        8.347        8.337       8.316        8.305
  99-25              8.371        8.341        8.330       8.306        8.294
  99-26              8.368        8.335        8.322       8.297        8.284

  99-27              8.365        8.329        8.315       8.287        8.273
  99-28              8.361        8.322        8.308       8.278        8.263
  99-29              8.358        8.316        8.301       8.268        8.252
  99-30              8.355        8.310        8.294       8.259        8.242
  99-31              8.351        8.304        8.286       8.249        8.231
  *100-0             8.348        8.298        8.279       8.240        8.221

  100-1              8.345        8.292        8.272       8.231        8.210
  100-2              8.341        8.285        8.265       8.221        8.200
  100-3              8.338        8.279        8.257       8.212        8.189
  100-4              8.335        8.273        8.250       8.202        8.179
  100-5              8.331        8.267        8.243       8.193        8.168
  100-6              8.328        8.261        8.236       8.184        8.158

  100-7              8.325        8.255        8.229       8.174        8.147
  100-8              8.322        8.249        8.222       8.165        8.137
  100-9              8.318        8.242        8.214       8.155        8.126
  100-10             8.315        8.236        8.207       8.146        8.116
  100-11             8.312        8.230        8.200       8.137        8.105

  AVG LIFE           20.62         7.09         5.73        4.06         3.54
  DURATION            9.40         5.05         4.32        3.30         2.96
  FIRST PAY          11/14         6/03         1/03        2/03         3/03
  LAST PAY            1/27         7/10         7/08        7/05        12/03



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                     YIELD GIVEN PRICES TABLE (TO 10% CALL)

                                     BOND IB

                                               100%
                      0%          80%       (PRICING)      150%         200%
                      --          ---       ---------      ----         ----

  98-6               9.309        9.422        9.464       9.554        9.607
  98-7               9.305        9.415        9.456       9.544        9.595
  98-8               9.302        9.409        9.449       9.534        9.584
  98-9               9.298        9.402        9.441       9.525        9.573
  98-10              9.295        9.396        9.434       9.515        9.562
  98-11              9.291        9.389        9.426       9.505        9.550

  98-12              9.287        9.383        9.418       9.495        9.539
  98-13              9.284        9.376        9.411       9.485        9.528
  98-14              9.280        9.370        9.403       9.475        9.516
  98-15              9.277        9.363        9.396       9.465        9.505
  98-16              9.273        9.357        9.388       9.455        9.494
  *98-17             9.270        9.350        9.380       9.445        9.482

  98-18              9.266        9.344        9.373       9.435        9.471
  98-19              9.262        9.337        9.365       9.425        9.460
  98-20              9.259        9.331        9.358       9.415        9.449
  98-21              9.255        9.324        9.350       9.405        9.437
  98-22              9.252        9.318        9.342       9.395        9.426
  98-23              9.248        9.311        9.335       9.385        9.415

  98-24              9.244        9.305        9.327       9.376        9.404
  98-25              9.241        9.298        9.320       9.366        9.392
  98-26              9.237        9.292        9.312       9.356        9.381
  98-27              9.234        9.285        9.305       9.346        9.370
  98-28              9.230        9.279        9.297       9.336        9.359

  AVG LIFE           20.53         7.00         5.66        3.98         3.39
  DURATION            8.79         4.85         4.15        3.18         2.80
  FIRST PAY          11/14         6/03         1/03        1/03         2/03
  LAST PAY            1/27         7/10         7/08        7/05        12/03



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                       DISCOUNT MARGIN TABLE (TO 10% CALL)

                                   BOND IIA-1

                                               100%
                      0%          80%       (PRICING)      150%         200%
                      --          ---       ---------      ----         ----

  99-21             36.296       46.238       49.448      61.199       73.733
  99-22             35.995       45.031       47.948      58.629       70.021
  99-23             35.695       43.825       46.449      56.060       66.310
  99-24             35.395       42.619       44.951      53.492       62.602
  99-25             35.095       41.414       43.454      50.926       58.895
  99-26             34.795       40.210       41.958      48.361       55.190

  99-27             34.496       39.007       40.463      45.797       51.487
  99-28             34.196       37.804       38.968      43.235       47.786
  99-29             33.897       36.602       37.475      40.674       44.087
  99-30             33.598       35.401       35.982      38.115       40.389
  99-31             33.299       34.200       34.491      35.557       36.694
  100-0             33.000       33.000       33.000      33.000       33.000

  100-1             32.701       31.801       31.510      30.445       29.308
  100-2             32.403       30.602       30.021      27.891       25.618
  100-3             32.104       29.405       28.533      25.338       21.930
  100-4             31.806       28.208       27.046      22.786       18.243
  100-5             31.508       27.011       25.559      20.236       14.559
  100-6             31.210       25.816       24.074      17.688       10.876

  100-7             30.912       24.621       22.589      15.141        7.195
  100-8             30.615       23.427       21.106      12.595        3.516
  100-9             30.317       22.233       19.623      10.050       -0.161
  100-10            30.020       21.040       18.141       7.507       -3.836
  100-11            29.722       19.848       16.660       4.965       -7.510

  AVG LIFE           20.45         3.08         2.39        1.29         0.87
  FIRST PAY           1/00         1/00         1/00        1/00         1/00
  LAST PAY            1/29         3/09         3/07        5/04         4/02



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                       DISCOUNT MARGIN TABLE (TO 10% CALL)

                                   BOND IIM-1

                                               100%
                      0%          80%       (PRICING)      150%         200%
                      --          ---       ---------      ----         ----

  99-21             67.854       72.117       73.316      74.075       79.619
  99-22             67.594       71.468       72.559      73.248       78.288
  99-23             67.334       70.820       71.801      72.422       76.957
  99-24             67.074       70.173       71.045      71.596       75.626
  99-25             66.815       69.525       70.288      70.771       74.297
  99-26             66.555       68.878       69.532      69.945       72.967

  99-27             66.296       68.231       68.776      69.120       71.638
  99-28             66.036       67.584       68.020      68.296       70.310
  99-29             65.777       66.938       67.265      67.471       68.981
  99-30             65.518       66.292       66.509      66.647       67.654
  99-31             65.259       65.646       65.755      65.824       66.327
  100-0             65.000       65.000       65.000      65.000       65.000

  100-1             64.741       64.355       64.246      64.177       63.674
  100-2             64.483       63.709       63.492      63.354       62.348
  100-3             64.224       63.065       62.738      62.531       61.023
  100-4             63.966       62.420       61.985      61.709       59.698
  100-5             63.708       61.776       61.232      60.887       58.373
  100-6             63.450       61.131       60.479      60.065       57.049

  100-7             63.192       60.488       59.726      59.243       55.726
  100-8             62.934       59.844       58.974      58.422       54.403
  100-9             62.676       59.201       58.222      57.601       53.080
  100-10            62.419       58.558       57.470      56.781       51.758
  100-11            62.161       57.915       56.719      55.960       50.436

  AVG LIFE           27.34         6.04         4.93        4.37         2.55
  FIRST PAY           3/24         1/03         4/03        1/04         4/02
  LAST PAY            1/29         3/09         3/07        5/04        10/02



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                       DISCOUNT MARGIN TABLE (TO 10% CALL)

                                   BOND IIM-2

                                               100%
                      0%          80%       (PRICING)      150%         200%
                      --          ---       ---------      ----         ----

  99-21            117.992      122.233      123.518     125.041      127.781
  99-22             117.72      121.574      122.742     124.127      126.617
  99-23            117.447      120.916      121.967     123.213      125.453
  99-24            117.175      120.257      121.192     122.299       124.29
  99-25            116.902      119.599      120.417     121.385      123.128
  99-26             116.63      118.941      119.642     120.472      121.965

  99-27            116.358      118.284      118.867     119.559      120.803
  99-28            116.086      117.626      118.093     118.647      119.642
  99-29            115.814      116.969       117.32     117.735      118.481
  99-30            115.543      116.313      116.546     116.823      117.320
  99-31            115.271      115.656      115.773     115.911      116.160
  100-0            115.000      115.000      115.000     115.000      115.000

  100-1            114.729      114.344      114.227     114.089      113.841
  100-2            114.458      113.688      113.455     113.178      112.681
  100-3            114.187      113.033      112.683     112.268      111.523
  100-4            113.916      112.378      111.911     111.358      110.364
  100-5            113.645      111.723       111.14     110.449      109.207
  100-6            113.375      111.068      110.369     109.539      108.049

  100-7            113.104      110.414      109.598      108.63      106.892
  100-8            112.834       109.76      108.828     107.722      105.735
  100-9            112.564      109.106      108.057     106.813      104.579
  100-10           112.294      108.452      107.288     105.905      103.423
  100-11           112.024      107.799      106.518     104.997      102.268

  AVG LIFE           27.34         6.04         4.88        3.93         2.98
  FIRST PAY           3/24         1/03         2/03        6/03        10/02
  LAST PAY            1/29         3/09         3/07        5/04        12/02



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                       DISCOUNT MARGIN TABLE (TO 10% CALL)

                                    BOND IIB

                                               100%
                      0%          80%       (PRICING)      150%         200%
                      --          ---       ---------      ----         ----

  99-21            273.436      277.584      278.909     281.015      282.978
  99-22            273.123      276.893      278.098     280.012      281.796
  99-23            272.810      276.203      277.286     279.009      280.614
  99-24            272.497      275.512      276.476     278.006      279.433
  99-25            272.184      274.822      275.665     277.004      278.253
  99-26            271.872      274.133      274.855     276.003      277.073

  99-27            271.559      273.443      274.045     275.001      275.893
  99-28            271.247      272.754      273.235     274.000      274.713
  99-29            270.935      272.065      272.426     273.000      273.534
  99-30            270.623      271.376      271.617     271.999      272.356
  99-31            270.312      270.688      270.808     271.000      271.178
  100-0            270.000      270.000      270.000     270.000      270.000

  100-1            269.689      269.312      269.192     269.001      268.823
  100-2            269.377      268.625      268.384     268.002      267.646
  100-3            269.066      267.938      267.577     267.004      266.469
  100-4            268.755      267.251      266.770     266.005      265.293
  100-5            268.445      266.564      265.963     265.008      264.118
  100-6            268.134      265.878      265.157     264.010      262.942

  100-7            267.824      265.192      264.351     263.013      261.767
  100-8            267.514      264.506      263.545     262.017      260.593
  100-9            267.204      263.820      262.740     261.020      259.419
  100-10           266.894      263.135      261.934     260.024      258.245
  100-11           266.584      262.450      261.130     259.029      257.072

  AVG LIFE           27.34         6.04         4.84        3.66         3.01
  FIRST PAY           3/24         1/03         1/03        3/03        12/02
  LAST PAY            1/29         3/09         3/07        5/04        12/02



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                     YIELD GIVEN PRICES TABLE (TO MATURITY)

                                    BOND IA-5

                                               100%
                      0%          80%       (PRICING)      150%         200%
                      --          ---       ---------      ----         ----

  99-20.50           7.877        7.928        7.940       7.898        7.817
  99-21.50           7.874        7.924        7.935       7.890        7.804
  99-22.50           7.871        7.920        7.931       7.883        7.791
  99-23.50           7.869        7.916        7.926       7.876        7.777
  99-24.50           7.866        7.913        7.922       7.869        7.764
  99-25.50           7.863        7.909        7.917       7.861        7.751

  99-26.50           7.860        7.905        7.913       7.854        7.738
  99-27.50           7.857        7.901        7.908       7.847        7.724
  99-28.50           7.855        7.897        7.904       7.840        7.711
  99-29.50           7.852        7.893        7.900       7.833        7.698
  99-30.50           7.849        7.889        7.895       7.825        7.685
  *99-31.50          7.846        7.885        7.891       7.818        7.671

  100-00.50          7.843        7.881        7.886       7.811        7.658
  100-01.50          7.841        7.877        7.882       7.804        7.645
  100-02.50          7.838        7.873        7.877       7.797        7.632
  100-03.50          7.835        7.870        7.873       7.789        7.618
  100-04.50          7.832        7.866        7.869       7.782        7.605
  100-05.50          7.829        7.862        7.864       7.775        7.592

  100-06.50          7.827        7.858        7.860       7.768        7.579
  100-07.50          7.824        7.854        7.855       7.761        7.565
  100-08.50          7.821        7.850        7.851       7.754        7.552
  100-09.50          7.818        7.846        7.847       7.746        7.539
  100-10.50          7.816        7.842        7.842       7.739        7.526

  AVG LIFE           28.37        13.28        10.89        5.64         2.69
  DURATION           11.14         7.98         7.02        4.33         2.35
  FIRST PAY           9/26         2/10         9/06       10/03         5/02
  LAST PAY            9/29         9/19         2/16        3/12        12/02



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                     YIELD GIVEN PRICES TABLE (TO MATURITY)

                                    BOND IA-6

                                               100%
                      0%          80%       (PRICING)      150%         200%
                      --          ---       ---------      ----         ----

  99-21              7.497        7.490        7.489       7.488        7.483
  99-22              7.492        7.484        7.483       7.481        7.476
  99-23              7.488        7.478        7.476       7.474        7.468
  99-24              7.483        7.472        7.470       7.468        7.461
  99-25              7.478        7.466        7.464       7.461        7.453
  99-26              7.474        7.459        7.458       7.455        7.446

  99-27              7.469        7.453        7.451       7.448        7.438
  99-28              7.464        7.447        7.445       7.442        7.431
  99-29              7.460        7.441        7.439       7.435        7.423
  99-30              7.455        7.435        7.432       7.429        7.416
  99-31              7.450        7.429        7.426       7.422        7.408
  *100-0             7.446        7.423        7.420       7.415        7.401

  100-1              7.441        7.417        7.414       7.409        7.393
  100-2              7.437        7.411        7.407       7.402        7.386
  100-3              7.432        7.405        7.401       7.396        7.378
  100-4              7.427        7.399        7.395       7.389        7.371
  100-5              7.423        7.393        7.389       7.383        7.363
  100-6              7.418        7.387        7.382       7.376        7.356

  100-7              7.414        7.381        7.376       7.370        7.348
  100-8              7.409        7.374        7.370       7.363        7.341
  100-9              7.404        7.368        7.364       7.357        7.333
  100-10             7.400        7.362        7.357       7.350        7.326
  100-11             7.395        7.356        7.351       7.344        7.318

  AVG LIFE            9.82         6.82         6.54        6.19         5.22
  DURATION            6.72         5.12         4.96        4.75         4.16
  FIRST PAY           1/03         1/03         1/03        5/03        12/02
  LAST PAY            9/11         6/09         5/09        6/09         8/08



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                     YIELD GIVEN PRICES TABLE (TO MATURITY)

                                    BOND IM-1

                                               100%
                      0%          80%       (PRICING)      150%         200%
                      --          ---       ---------      ----         ----

  99-21              7.880        7.865        7.860       7.849        7.845
  99-22              7.877        7.859        7.853       7.840        7.835
  99-23              7.874        7.854        7.846       7.831        7.826
  99-24              7.871        7.848        7.839       7.823        7.816
  99-25              7.867        7.842        7.833       7.814        7.807
  99-26              7.864        7.836        7.826       7.805        7.797

  99-27              7.861        7.830        7.819       7.796        7.788
  99-28              7.858        7.824        7.812       7.788        7.778
  99-29              7.855        7.819        7.805       7.779        7.769
  99-30              7.851        7.813        7.799       7.770        7.759
  99-31              7.848        7.807        7.792       7.761        7.750
  *100-0             7.845        7.801        7.785       7.753        7.740

  100-1              7.842        7.795        7.778       7.744        7.731
  100-2              7.839        7.790        7.772       7.735        7.721
  100-3              7.836        7.784        7.765       7.726        7.712
  100-4              7.832        7.778        7.758       7.718        7.703
  100-5              7.829        7.772        7.751       7.709        7.693
  100-6              7.826        7.766        7.745       7.700        7.684

  100-7              7.823        7.761        7.738       7.692        7.674
  100-8              7.820        7.755        7.731       7.683        7.665
  100-9              7.817        7.749        7.724       7.674        7.655
  100-10             7.813        7.743        7.718       7.665        7.646
  100-11             7.810        7.737        7.711       7.657        7.636

  AVG LIFE           20.88         7.62         6.19        4.42         3.95
  DURATION            9.81         5.35         4.59        3.56         3.28
  FIRST PAY          11/14         6/03         1/03        3/03         6/03
  LAST PAY            3/29        11/14         1/13        7/08         1/06



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                     YIELD GIVEN PRICES TABLE (TO MATURITY)

                                    BOND IM-2

                                               100%
                      0%          80%       (PRICING)      150%         200%
                      --          ---       ---------      ----         ----

  99-21              8.385        8.367        8.360       8.346        8.339
  99-22              8.381        8.361        8.353       8.337        8.329
  99-23              8.378        8.355        8.346       8.328        8.319
  99-24              8.375        8.349        8.339       8.319        8.308
  99-25              8.371        8.343        8.332       8.310        8.298
  99-26              8.368        8.337        8.325       8.301        8.288

  99-27              8.365        8.331        8.318       8.292        8.278
  99-28              8.361        8.325        8.311       8.283        8.268
  99-29              8.358        8.319        8.304       8.273        8.257
  99-30              8.355        8.313        8.297       8.264        8.247
  99-31              8.351        8.307        8.290       8.255        8.237
  *100-0             8.348        8.301        8.283       8.246        8.227

  100-1              8.345        8.295        8.276       8.237        8.217
  100-2              8.342        8.289        8.269       8.228        8.207
  100-3              8.338        8.283        8.262       8.219        8.196
  100-4              8.335        8.277        8.255       8.210        8.186
  100-5              8.332        8.271        8.248       8.201        8.176
  100-6              8.328        8.265        8.241       8.192        8.166

  100-7              8.325        8.259        8.235       8.183        8.156
  100-8              8.322        8.253        8.228       8.174        8.146
  100-9              8.319        8.247        8.221       8.165        8.136
  100-10             8.315        8.241        8.214       8.156        8.126
  100-11             8.312        8.235        8.207       8.147        8.115

  AVG LIFE           20.83         7.50         6.06        4.28         3.69
  DURATION            9.42         5.20         4.46        3.43         3.06
  FIRST PAY          11/14         6/03         1/03        2/03         3/03
  LAST PAY           10/28         3/14         7/11        7/07         5/05



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                     YIELD GIVEN PRICES TABLE (TO MATURITY)

                                     BOND IB

                                               100%
                      0%          80%       (PRICING)      150%         200%
                      --          ---       ---------      ----         ----

  98-6               9.309        9.420        9.462       9.551        9.603
  98-7               9.305        9.414        9.454       9.541        9.592
  98-8               9.302        9.407        9.447       9.531        9.581
  98-9               9.298        9.401        9.439       9.521        9.569
  98-10              9.295        9.394        9.432       9.511        9.558
  98-11              9.291        9.388        9.424       9.502        9.547

  98-12              9.287        9.381        9.416       9.492        9.536
  98-13              9.284        9.375        9.409       9.482        9.525
  98-14              9.280        9.368        9.401       9.472        9.513
  98-15              9.277        9.362        9.394       9.462        9.502
  98-16              9.273        9.355        9.386       9.452        9.491
  *98-17             9.269        9.349        9.379       9.442        9.480

  98-18              9.266        9.343        9.371       9.433        9.469
  98-19              9.262        9.336        9.364       9.423        9.457
  98-20              9.259        9.330        9.356       9.413        9.446
  98-21              9.255        9.323        9.349       9.403        9.435
  98-22              9.252        9.317        9.341       9.393        9.424
  98-23              9.248        9.310        9.334       9.383        9.413

  98-24              9.244        9.304        9.326       9.374        9.402
  98-25              9.241        9.297        9.319       9.364        9.390
  98-26              9.237        9.291        9.311       9.354        9.379
  98-27              9.234        9.285        9.304       9.344        9.368
  98-28              9.230        9.278        9.296       9.334        9.357

  AVG LIFE           20.59         7.10         5.73        4.03         3.42
  DURATION            8.80         4.88         4.19        3.21         2.82
  FIRST PAY          11/14         6/03         1/03        1/03         2/03
  LAST PAY            1/28         4/12        12/09        6/06         8/04



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                                   BOND IIA-1

                                               100%
                      0%          80%       (PRICING)      150%         200%
                      --          ---       ---------      ----         ----

  99-21             36.308       47.088       50.275      61.472       73.733
  99-22             36.008       45.934       48.851      59.049       70.021
  99-23             35.708       44.780       47.428      56.626       66.310
  99-24             35.408       43.627       46.006      54.206       62.602
  99-25             35.108       42.475       44.584      51.786       58.895
  99-26             34.809       41.323       43.164      49.369       55.190

  99-27             34.509       40.173       41.745      46.953       51.487
  99-28             34.210       39.023       40.326      44.538       47.786
  99-29             33.911       37.874       38.909      42.125       44.087
  99-30             33.612       36.725       37.493      39.714       40.389
  99-31             33.313       35.578       36.077      37.304       36.694
  100-0             33.014       34.431       34.662      34.896       33.000

  100-1             32.716       33.285       33.249      32.489       29.308
  100-2             32.417       32.139       31.836      30.084       25.618
  100-3             32.119       30.995       30.425      27.680       21.930
  100-4             31.821       29.851       29.014      25.278       18.243
  100-5             31.523       28.708       27.604      22.877       14.559
  100-6             31.225       27.566       26.195      20.478       10.876

  100-7             30.927       26.424       24.787      18.081        7.195
  100-8             30.630       25.284       23.380      15.685        3.516
  100-9             30.332       24.144       21.974      13.290       -0.161
  100-10            30.035       23.004       20.569      10.897       -3.836
  100-11            29.738       21.866       19.165       8.506       -7.510

  AVG LIFE           20.49         3.35         2.60        1.41         0.87
  FIRST PAY           1/00         1/00         1/00        1/00         1/00
  LAST PAY           11/29         4/20         3/16        1/10         4/02



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                                   BOND IIM-1

                                               100%
                      0%          80%       (PRICING)      150%         200%
                      --          ---       ---------      ----         ----

  99-21             67.880       73.488       74.746      76.466       79.619
  99-22             67.620       72.876       74.034      75.724       78.288
  99-23             67.360       72.263       73.322      74.982       76.957
  99-24             67.101       71.651       72.610      74.241       75.626
  99-25             66.841       71.039       71.899      73.500       74.297
  99-26             66.582       70.427       71.188      72.759       72.967

  99-27             66.323       69.816       70.477      72.018       71.638
  99-28             66.063       69.204       69.766      71.278       70.310
  99-29             65.804       68.593       69.056      70.538       68.981
  99-30             65.546       67.983       68.346      69.798       67.654
  99-31             65.287       67.372       67.637      69.059       66.327
  100-0             65.028       66.762       66.927      68.320       65.000

  100-1             64.770       66.152       66.218      67.581       63.674
  100-2             64.511       65.543       65.510      66.842       62.348
  100-3             64.253       64.933       64.801      66.103       61.023
  100-4             63.995       64.324       64.093      65.365       59.698
  100-5             63.737       63.715       63.385      64.627       58.373
  100-6             63.479       63.107       62.678      63.890       57.049

  100-7             63.221       62.499       61.970      63.152       55.726
  100-8             62.964       61.891       61.263      62.415       54.403
  100-9             62.706       61.283       60.557      61.678       53.080
  100-10            62.449       60.675       59.850      60.942       51.758
  100-11            62.192       60.068       59.144      60.206       50.436

  AVG LIFE           27.43         6.67         5.43        5.00         2.55
  FIRST PAY           3/24         1/03         4/03        1/04         4/02
  LAST PAY           10/29         7/16         2/13        1/08        10/02



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                                   BOND IIM-2

                                               100%
                      0%          80%       (PRICING)      150%         200%
                      --          ---       ---------      ----         ----

  99-21            118.033      124.607      126.077     127.456      140.071
  99-22            117.760      123.980      125.343     126.589      139.227
  99-23            117.488      123.353      124.608     125.721      138.384
  99-24            117.216      122.726      123.874     124.854      137.541
  99-25            116.944      122.100      123.140     123.988      136.699
  99-26            116.672      121.474      122.407     123.121      135.857

  99-27            116.400      120.848      121.674     122.255      135.015
  99-28            116.128      120.223      120.941     121.390      134.173
  99-29            115.857      119.598      120.208     120.524      133.332
  99-30            115.585      118.973      119.476     119.659      132.491
  99-31            115.314      118.348      118.744     118.794      131.650
  100-0            115.043      117.724      118.012     117.930      130.810

  100-1            114.772      117.100      117.281     117.066      129.970
  100-2            114.501      116.476      116.550     116.202      129.130
  100-3            114.230      115.852      115.819     115.338      128.291
  100-4            113.960      115.229      115.089     114.475      127.452
  100-5            113.689      114.606      114.359     113.612      126.613
  100-6            113.419      113.983      113.629     112.750      125.775

  100-7            113.149      113.361      112.899     111.887      124.937
  100-8            112.879      112.739      112.170     111.025      124.099
  100-9            112.609      112.117      111.441     110.164      123.262
  100-10           112.339      111.495      110.712     109.302      122.425
  100-11           112.069      110.874      109.984     108.441      121.588

  AVG LIFE           27.42         6.59         5.31        4.21         4.39
  FIRST PAY           3/24         1/03         2/03        6/03        10/02
  LAST PAY            9/29        12/14        10/11        3/07        10/06



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                                    BOND IIB

                                               100%
                      0%          80%       (PRICING)      150%         200%
                      --          ---       ---------      ----         ----

  99-21            273.490      281.267      283.002     285.303      306.289
  99-22            273.177      280.597      282.218     284.335      305.333
  99-23            272.864      279.928      281.434     283.367      304.378
  99-24            272.551      279.258      280.650     282.400      303.423
  99-25            272.238      278.589      279.867     281.433      302.468
  99-26            271.926      277.921      279.084     280.467      301.514

  99-27            271.614      277.252      278.302     279.501      300.560
  99-28            271.302      276.584      277.520     278.535      299.606
  99-29            270.990      275.916      276.738     277.570      298.653
  99-30            270.678      275.249      275.956     276.605      297.700
  99-31            270.367      274.581      275.175     275.640      296.747
  100-0            270.055      273.914      274.394     274.676      295.795

  100-1            269.744      273.248      273.613     273.712      294.843
  100-2            269.433      272.581      272.833     272.748      293.891
  100-3            269.122      271.915      272.053     271.785      292.940
  100-4            268.811      271.249      271.273     270.822      291.989
  100-5            268.501      270.584      270.494     269.859      291.039
  100-6            268.190      269.918      269.715     268.897      290.089

  100-7            267.880      269.253      268.936     267.935      289.139
  100-8            267.570      268.589      268.158     266.974      288.189
  100-9            267.260      267.924      267.380     266.013      287.240
  100-10           266.950      267.260      266.602     265.052      286.291
  100-11           266.641      266.596      265.825     264.092      285.343

  AVG LIFE           27.40         6.39         5.12        3.83         3.87
  FIRST PAY           3/24         1/03         1/03        3/03         5/03
  LAST PAY            8/29         2/13         4/10        4/06         5/04



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                                  CHASE FUNDING
             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4

                           $370,000,000 (APPROXIMATE)
                               Subject to Revision


The information herein is privileged and confidential and is intended for use by the addressee only. This document is furnished to you solely by First Union Securities, Inc. (the "Underwriter") and not by the issuer of the certificates identified above (the "Certificates") or any other party. Neither the Underwriter, the issuer of the Certificates, nor any other party makes any representation to the accuracy or completeness of the information therein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. This document may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purpose of evaluating such information.

This information herein should not be construed as either a prediction or as legal, tax, and financial or accounting advice.

Any yields or weighted average lives shown herein are based on prepayment and other assumptions. Actual experience may dramatically affect such yields or weighted average lives. The principal amount and designation of any security described herein are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that the Certificates may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in the Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


                               [FIRST UNION LOGO]
                           FIRST UNION SECURITIES, INC.

                                   TERM SHEET
                                DECEMBER 13, 1999

                                  CHASE FUNDING
                     MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                                  SERIES 1999-4



                           $370,000,000 (APPROXIMATE)
                               SUBJECT TO REVISION

--------------------------------------------------------------------------------
                       RATINGS                BOND                   EXP FINAL
CLASS   AMOUNT ($)  (S&P /FITCH)   WAL(1)     TYPE        COUPON    MATURITY(1)
-----   ----------  ------------   ------     ----        ------    -----------
--------------------------------------------------------------------------------
IA-1    43,000,000     AAA/AAA     0.95       SEQ      1M Libor +       9/01
                                                          [ ](2)
IA-2    18,500,000     AAA/AAA     2.13       SEQ        Fixed(2)       7/02
IA-3    18,500,000     AAA/AAA     3.18       SEQ        Fixed(2)      12/03
IA-4    16,000,000     AAA/AAA     5.13       SEQ        Fixed(2)       9/06
IA-5    11,640,000     AAA/AAA     8.37       SEQ      Fixed(2),(3)     7/08
IA-6    11,960,000     AAA/AAA     6.48       NAS        Fixed(2)       7/08
IM-1     4,550,000      AA/AA      5.73       MEZ        Fixed(2)       7/08
IM-2     2,925,000       A/A       5.73       MEZ        Fixed(2)       7/08
IB       2,925,000     BBB/BBB     5.66       SUB        Fixed(2)       7/08

IIA-1  205,200,000     AAA/AAA     2.39    PASS-THRU   1M Libor +       3/07
                                                        [ ](3),(4)
IIM-1   14,760,000      AA/AA      4.93       MEZ      1M Libor +       3/07
                                                        [ ](3),(4)
IIM-2   10,440,000       A/A       4.88       MEZ      1M Libor +       3/07
                                                        [ ](3),(4)
IIB      9,600,000     BBB/BBB     4.84       SUB      1M Libor +       3/07
                                                        [ ](3),(4)
--------------------------------------------------------------------------------

(1) The Group I Certificates will be priced at 23% HEP while the Group II Certificates will be priced at 27% CPR. Assumes 10% call by group.

(2) Preliminary, subject to a cap based on the weighted average net loan rate of the Group I Loans.

(3) If the 10% cleanup call, with respect to the related Loan Group, is not exercised on the first distribution date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps, the margin on the Class IIA-1 Certificates will increase to 2x the IIA-1 margin, and the margin on the Class IIM-1, IIM-2 and IIB Certificates will increase to 1.5x their related margins.

(4) Subject to an available funds cap and a cap based on the weighted average of the net maximum lifetime rates on the Group II Loans.


------------------

--------------------------------------------------------------------------------
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      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

                               [FIRST UNION LOGO]

TITLE OF CERTIFICATES:        Chase Funding Mortgage Loan Asset-Backed
                              Certificates, Series 1999-4, consisting of:
                              IA-1, IA-2, IA-3, IA-4, IA-5, IA-6
                              IM-1, IM-2
                              IB
                              Group I Certificates
                                      and
                              IIA-1
                              IIM-1, IIM-2
                              IIB
                              Group II Certificates


UNDERWRITERS:                 Chase Securities Inc., First Union Securities,
                              Inc., Bear, Stearns & Co. Inc., and Donaldson,
                              Lufkin & Jenrette.


DEPOSITOR:                    Chase Funding, Inc.


SELLER AND MASTER SERVICER:   Chase Manhattan Mortgage Corporation


SUBSERVICER:                  Advanta Mortgage Corp. USA


TRUSTEE:                      Citibank, N.A.


CUT-OFF DATE:                 December 1, 1999


PRICING DATE:                 [December 14, 1999]


CLOSING DATE:                 [December 22, 1999]


DISTRIBUTION DATES:           Distribution of principal and interest on the
                              certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter commencing in January 2000.

ERISA CONSIDERATIONS:         The Class A Certificates will be ERISA eligible as
                              of Closing. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT:             The Class A and M1 Certificates will constitute
                              "mortgage-related securities" for the purposes of SMMEA. The Class M-2 and B Certificates will not constitute "mortgage-related securities" for the purposes of SMMEA.


--------------------------------------------------------------------------------
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      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

                               [FIRST UNION LOGO]

TAX STATUS:                   For federal income tax purposes, the Trust Fund
                              will include two segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").


OPTIONAL TERMINATION:         The Master Servicer has the option to exercise a
                              call on each loan group individually when the aggregate Stated Principal Balance for that loan group is less than or equal to 10% of the aggregate Stated Principal Balance of the related group as of the Cut-Off Date (i.e. separate calls for each group). The call will be exercised at a price equal to the sum of (i) the Stated Principal
                              Balance of the Mortgage Loans in the related loan group (other than in respect of REO property) plus accrued interest, (ii) the appraised value of any REO Property in the related loan group (up to the Stated Principal Balance of the related Mortgage
                              Loan), and (iii) any unreimbursed out-of-pocket costs, expenses and the principal portion of Advances, in each case previously incurred by the Subservicer in the performance of its servicing obligations in connection with such mortgage loans.


MORTGAGE LOANS:               The mortgage pool will consist of mortgage loans
                              ("Mortgage Loans") that will be divided into a fixed rate coupon group (Group I) and an adjustable-rate coupon group (Group II). The mortgage loans are secured by first liens on real properties.


ADMINISTRATIVE FEES:          The Master Servicer, Servicer and Trustee will be
                              paid fees aggregating approximately 51 bps per annum (payable monthly) on the outstanding principal balance of the Mortgage Loans.


--------------------------------------------------------------------------------
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      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

                               [FIRST UNION LOGO]

    CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4

                            CERTIFICATE STRUCTURE

CREDIT ENHANCEMENT:           1) Excess interest
                              2) Over-Collateralization
                              3) Cross-Collateralization
                              4) Subordination


EXCESS INTEREST:              Excess interest cashflows from each group will be
                              available as credit enhancement for the related group.

OVERCOLLATERALIZATION:        The overcollateralization ("O/C") provisions are
                              intended to provide for the limited acceleration of the senior Certificates relative to the amortization of the related mortgage group, generally until the required O/C levels are reached. Accelerated amortization is achieved by applying certain excess interest collected on each mortgage group to the payment of principal on the related senior Certificates, resulting in the accumulation of O/C. By paying down the principal balance of the certificates faster than the principal amortization of the related mortgage group, an overcollateralization amount equal to the excess of the aggregate principal balance of the related mortgage group over the principal balance of the related Certificates is created.
                              Excess interest will be directed to build each group's O/C amount until the respective mortgage group reaches its required O/C target. Upon this event, the acceleration feature will cease unless it is once again necessary to maintain the required O/C level. For purposes of applying excess interest to build each group's O/C amount, excess interest will begin to be applied for both the Group I and Group II Certificates on the fourth Distribution Date (April 25, 2000).

                              GROUP I CERTIFICATES
                              Initial:     0.00%
                              Target:      1.55% of original balance
                              Stepdown:    3.10% of current balance
                              Floor:       0.50% of original balance

                                  (Preliminary and Subject to Revision)


                              GROUP II CERTIFICATES
                              Initial:     0.00%
                              Target:      2.90% of original balance
                              Stepdown:    5.80% of current balance
                              Floor:       0.50% of original balance

                                  (Preliminary and Subject to Revision)


CROSS-
COLLATERALIZATION:            Excess interest from each of the two mortgage
                              groups, if not needed to credit enhance its own group will be available to credit enhance the other group.


--------------------------------------------------------------------------------
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      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

                               [FIRST UNION LOGO]

                                GROUP I - FIXED

GROUP I  (FIXED) SUBORDINATION(1):      (S&P/FITCH)     GROUP I (Subordination)

                        Class IA        (AAA/AAA)          9.55%
                        Class IM-1      (AA/AA)            6.05%
                        Class IM-2      (A/A)              3.80%
                        Class IB        (BBB/BBB)          1.55%

                     (Preliminary and Subject to Revision)


GROUP I  (FIXED) CLASS SIZES:           (S&P/FITCH)     GROUP I (Class Sizes)

                        Class IA        (AAA/AAA)        92.00%
                        Class IM-1      (AA/AA)           3.50%
                        Class IM-2      (A/A)             2.25%
                        Class IB        (BBB/BBB)         2.25%

                     (Preliminary and Subject to Revision)




                                 GROUP II - ARM

GROUP II (ARM) SUBORDINATION(1):        (S&P/FITCH)     GROUP II (Subordination)

                        Class IIA-1     (AAA/AAA)       17.40%
                        Class IIM-1     (AA/AA)         11.25%
                        Class IIM-2     (A/A)            6.90%
                        Class IIB       (BBB/BBB)        2.90%

                     (Preliminary and Subject to Revision)



GROUP II (ARM) CLASS SIZES:             (S&P/FITCH)     GROUP II (Class Sizes)

                        Class IIA-1     (AAA/AAA)       85.50%
                        Class IIM-1     (AA/AA)          6.15%
                        Class IIM-2     (A/A)            4.35%
                        Class IIB       (BBB/BBB)        4.00%

                      (Preliminary and Subject to Revision)


(1) The subordination percentages assume that the target overcollateralization levels of 1.55% for Group I and 2.90% for Group II have been achieved. There will be no overcollateralization as of the closing date.


--------------------------------------------------------------------------------
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      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

                               [FIRST UNION LOGO]

                                   GROUP I



MORTGAGE LOANS:               Fixed-Rate, First Lien, Sub-prime Mortgage Loans

TOTAL GROUP SIZE*:            $130,000,000

PREPAYMENT
ASSUMPTION:                   23% HEP (2.3% - 23% CPR Ramp over 10 months)

FIXED RATE WAC CAP:           Preliminarily, the Pass-Through Rate of each class
                              of the Group I Certificates will be subject to the Group I WAC Cap which is a per annum rate equal to the weighted average net mortgage rate on the Fixed Rate Mortgage Loans.

INTEREST ACCRUAL:             For the Class IA-1 Certificates, interest will
                              initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date. For all Group I Certificates except the Class IA-1, interest will accrue during the calendar month preceding the month of distribution.

PAYMENT DELAY:                For Class IA-1, 0 days. For all other Group I
                              Certificates, 24 days.

INT. PMT. BASIS:              For Class IA-1, actual/360. For all other Group I
                              Certificates, 30/360.

COUPON STEP UP:               If the 10% Clean-Up Call for the Group I
                              Certificates is not exercised on the first distribution date on which it is exercisable, the Pass-Through Rate on the Class IA-5 Certificates will increase by 50 bps.



* The Mortgage Pool as of the Closing Date will include approximately $9,118,908 of Fixed Rate Mortgage Loans that are not included in the statistical information set forth in this document. Updated statistical information on the Mortgage Pool (giving effect to the inclusion of such Mortgage Loans) will be available to purchasers of the Certificates on, and will be filed with the Securities and Exchange Commission within fifteen days of, the closing date.


--------------------------------------------------------------------------------
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      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

                               [FIRST UNION LOGO]

                               CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4

                                                     GROUP I CERTIFICATES

                         CLASS       CLASS      CLASS      CLASS       CLASS        CLASS       CLASS       CLASS       CLASS
                         IA-1        IA-2       IA-3       IA-4        IA-5         IA-6        IM-1        IM-2        IB
                         ----------- ---------- ---------- ----------- ------------ ----------- ----------- ----------- -----------
OFFER SIZE               43.000      18.500     18.500     16.000      11.640       11.960      4.550       2.925       2.925
($MM)

EXPECTED RATINGS
S&P                      AAA         AAA        AAA        AAA         AAA          AAA         AA          A           BBB
FITCH                    AAA         AAA        AAA        AAA         AAA          AAA         AA          A           BBB

COUPON                   1M Libor    Fixed(1)   Fixed(1)   Fixed(1)    Fixed(1),(2) Fixed(1)    Fixed(1)    Fixed(1)    Fixed(1)
                          + [  ](1)

WTD AVG LIFE             0.95        2.13       3.18       5.13        8.37         6.48        5.73        5.73        5.66
CALL (YRS)(3)

WTD AVG LIFE             0.95        2.13       3.18       5.13        10.89        6.54        6.19        6.06        5.73
MAT (YRS)(3)

PAYMENT WINDOW           1-21/21     21-31/11   31-48/18   48-81/34    81-103/23    37-103/67   37-103/67   37-103/67   37-103/67
TO CALL (MOS.)(3)

PAYMENT WINDOW           1-21/21     21-31/11   31-48/18   48-81/34    81-194/114   37-113/77   37-157/121  37-139/103  37-120/84
TO MATURITY (MOS.)(3)

EXP MAT TO CALL(3)       9/01        7/02       12/03      9/06        7/08         7/08        7/08        7/08        7/08

EXP MAT TO MATURITY(3)   9/01        7/02       12/03      9/06        2/16         5/09        1/13        7/11        12/09

LAST SCHEDULED           11/14       11/14      4/20       10/26       10/29        9/11        10/29       10/29       10/29
DISTRIBUTION DATE(4)


(1) Preliminary, subject to a cap based on the weighted average net loan rate of the Group I Loans.

(2) If the 10% cleanup call for Group I is not exercised on the first distribution date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps.

(3)  The Group I Certificates will be priced at 23% HEP.

(4) Assumes 0% HEP, no losses, and no excess interest will be applied to principal.


--------------------------------------------------------------------------------
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      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

                               [FIRST UNION LOGO]

                                    GROUP II

MORTGAGE LOANS:               Adjustable-Rate, First Lien, Sub-prime Mortgage
                              Loans

TOTAL GROUP SIZE*:            $240,000,000

PREPAYMENT ASSUMPTION:        27% CPR

ADJUSTABLE RATE
AVAILABLE FUNDS CAP:          Preliminarily, the Pass-Through Rate of the Group
                              II Certificates will be subject to the Group II
                              Available Funds Cap which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Adjustable Rate Mortgage
                              Loans in the Adjustable Rate Mortgage Loan Group based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II Certificates as of the first day of the applicable accrual period.

LIFETIME WAC CAP:             All Group II Pass-Through Rates will be also
                              subject to a cap equal to a weighted average net lifetime rate on the underlying mortgage loans.
                              Any interest shortfall due to the maximum lifetime
                              WAC cap will not be reimbursed.

INTEREST ACCRUAL:             For Group II Certificates, interest will initially
                              accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

PAYMENT DELAY:                0 days

INT. PMT. BASIS:              Actual/360

SHORTFALL
REIMBURSEMENT:                If on any Distribution Date the Pass-Through Rate
                              is limited by the Available Funds Cap, the amount of such interest that would have been distributed if the Pass-Through Rate had not been so limited by the Available Funds Cap and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the Pass-Through
                              Rate will be carried over to the next Distribution
                              Date until paid (herein referred to as
                              "Carryover"). Such reimbursement will only come from interest on the Group II loans and will be paid only on a subordinated basis. No such Group
                              II Certificate Carryover will be paid once the Group II Certificate principal balance has been reduced to zero.

COUPON STEP UP:               If the 10% Clean-Up Call for the Group II
                              Certificates is not exercised on the first distribution date on which it is exercisable, (i) the margin on the Class IIA-1 Certificates will increase to 2x the Class IIA-1 margin, and (ii) the margins on the Class IIM-1, Class IIM2 and Class IIB Certificates will increase to 1.5x their related margins.


* The Mortgage Pool as of the Closing Date will include approximately $7,337,215 of Adjustable Rate Mortgage Loans that are not included in the statistical information set forth in this document. Updated statistical information on the Mortgage Pool (giving effect to the inclusion of such Mortgage Loans) will be available to purchasers of the Certificates on, and will be filed with the Securities and Exchange Commission within fifteen days of, the closing date.


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                                                                               9

                       CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4

                                                GROUP II CERTIFICATES

                          CLASS                   CLASS                   CLASS                   CLASS
                          IIA-1                   IIM-1                   IIM-2                   IIB
------------------------- ----------------------- ----------------------- ----------------------- ----------------------
                          205.200                 14.760                  10.440                  9.600
OFFER
SIZE ($MM)

EXPECTED RATINGS
S&P                       AAA                     AA                      A                       BBB
FITCH                     AAA                     AA                      A                       BBB

COUPON                    1M Libor + [  ](1),(2)  1M Libor + [  ](1),(3)  1M Libor + [  ](1),(3)  1M Libor + [  ](1),(3)

WTD AVG LIFE              2.39                    4.93                    4.88                    4.84
CALL (YRS)(4)

WTD AVG LIFE              2.60                    5.43                    5.31                    5.12
MAT (YRS)(4)

PAYMENT WINDOW            1-87/87                 40-87/48                38-87/50                37-87/51
TO CALL (MOS.)(4)

PAYMENT WINDOW            1-195/195               40-158/119              38-142/105              37-124/88
TO MATURITY (MOS.)(4)

EXP MAT TO CALL(4)        3/07                    3/07                    3/07                    3/07

EXP MAT TO MATURITY(4)    3/16                    2/13                    10/11                   4/10

LAST SCHEDULED            11/29                   11/29                   11/29                   11/29
DISTRIBUTION DATE(5)


(1) Subject to an available funds cap and a cap based on the weighted average of the net maximum lifetime rate on the Group II Loans.

(2) If the 10% cleanup call is not exercised on the first distribution date on which it is exercisable, the margin of the Class IIA-1 Certificates will increase to 2x the IIA-1 margin.

(3) If the 10% cleanup call is not exercised on the first distribution date on which it is exercisable, the margin on the Class IIM-1, IIM-2 and IIB Certificates will increase to 1.5x their related margins.

(4)  The Group II Certificates will be priced at 27% CPR.

(5) Assumes 0% CPR, no losses, and no excess interest will be applied to principal.


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                               [FIRST UNION LOGO]

      CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4

                               CASH FLOW PRIORITY



                              GROUP I CERTIFICATES

1.   Repayment of any unrecoverable, unreimbursed Servicer advances.

2.   Servicing Fees and Trustee/Master Servicing Fees.

3. Group I available interest funds, as follows: monthly interest, including any interest carryforward to the Class IA Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward to the Class IM-1 Certificates, then to the Class IM-2 Certificates and then to the Class IB Certificates in a similar manner.

4. Group I available principal funds, as follows: monthly principal sequentially to the Class IA Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-2 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IB Certificates as described under "PRINCIPAL PAYDOWN."

5. Excess Group I interest to Group I Certificates in the order as described under "PRINCIPAL PAYDOWN" to build O/C to the required level.

6.   Excess Group I interest to pay Group I subordinate principal shortfalls.

7. Excess Group I interest to pay certain amounts for the Group II Certificates as described in the Prospectus Supplement.

8.   Any remaining Group I amount is paid to the Residual Certificateholder.



                              GROUP II CERTIFICATES

1.   Repayment of any unrecoverable, unreimbursed Servicer advances.

2.   Servicing Fees, Trustee/Master Servicing Fees.

3. Group II available interest funds, as follows: monthly interest, including any interest carryforward to the Class IIA-1 Certificates, then monthly interest, including any interest carryforward to the Class IIM-1 Certificates, then to the Class IIM-2 Certificates and then to the Class IIB Certificates in a similar manner.

4. Group II available principal funds, as follows: monthly principal to the Class IIA-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-2 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIB Certificates as described under "PRINCIPAL PAYDOWN."

5. Excess Group II interest to Group II Certificates in the order as described under "PRINCIPAL PAYDOWN" to build O/C to the required level.

6.   Excess Group II interest to pay Group II subordinate principal shortfalls.

7. Excess Group II interest to pay certain amounts for the Group I Certificates as described in the Prospectus Supplement.

8. Excess Group II interest to pay any Group II Certificate Carryover resulting from the imposition of the available funds cap.

9.   Any remaining Group II amount is paid to the Residual Certificateholder.


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                               [FIRST UNION LOGO]

      CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-4

                                PRINCIPAL PAYDOWN

CLASS IA-6 LOCKOUT DISTRIBUTION AMOUNT: UNTIL JANUARY 2009, THE APPLICABLE CLASS IA-6 LOCKOUT PERCENTAGE MULTIPLIED BY THE CLASS IA-6 PRO-RATA DISTRIBUTION AMOUNT. FOR JANUARY 2009 AND THEREAFTER, THE CLASS IA-6 LOCKOUT AMOUNT DISTRIBUTION WILL EQUAL THE GROUP I CLASS A PRINCIPAL CASHFLOWS.

                          CLASS IA-6 LOCKOUT PERCENTAGE

                      January 2000 -- December 2002:     0%
                      January 2003 -- December 2004:    45%
                      January 2005 -- December 2005:    80%
                      January 2006 -- December 2006:   100%
                      January 2007 -- December 2008:   300%

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

Group I Certificates:

     1) To the Class IA-6 Certificateholders -- the Class IA-6 Lockout Distribution Amount

     2) All remaining scheduled and unscheduled Group I principal will be paid sequentially to the Class IA Certificates.

     If the aggregate principal balance of the subordinated Certificates is reduced to zero, distribution of principal to the Class IA Certificates will be made on a pro rata basis, and not in accordance with the above priorities.

Group II Certificates:

     1) All scheduled and unscheduled Group II principal will be paid to the Class IIA-1 Certificates.

          IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

With respect to each Group, all Certificates will be entitled to receive payments of principal, in the following order of priority: first sequentially to the Class A Certificates (in the same order of priority as is the case prior to the test being met), second to the Class M-1 Certificates, third to the Class M-2 Certificates, and fourth to the Class B Certificates.

If the Subordinate Class Principal Distribution Test is met, principal will be distributed up to amounts that will keep the subordination for each class at its required level.


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                                                                              12

                         REQUIRED SUBORDINATION LEVELS*

      Group I                                     Group II
      -------                                     --------

      Class A          19.10%                     Class A          34.80%
      Class M-1        12.10%                     Class M-1        22.50%
      Class M-2         7.60%                     Class M-2        13.80%
      Class B           3.10%                     Class B           5.80%

      *Includes overcollateralization

                      (Preliminary and Subject to Revision)

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)   The Distribution Date is on or after the January 2003 Distribution Date;
     and

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii) A Trigger Event does not exist (a Trigger Event exists if current Senior Enhancement Percentage is not greater than or equal to a multiple of the 60+ Day delinquency percentage (including foreclosures and REOs) (2x for Group I; 2.5x for Group II)).

                     (Preliminary and Subject to Revision)


THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION DATE:

For each group, the later of (i) the January 2003 Distribution Date and (ii) the first Distribution Date on which the applicable Senior Enhancement Percentage (i.e., the sum of the Subordinate Certificates + the O/C amount for the applicable group divided by the aggregate Loan Balance of the Mortgage Loans for such group) is greater than or equal to the applicable Senior Specified Enhancement Percentage (including O/C), which is equal to two times the initial AAA subordination.

Group I Senior                                      Group II Senior
Specified Enhancement                               Specified Enhancement
Percentage:                                         Percentage:
---------------------                               ---------------------
19.10%                                              34.80%
Or                                                  Or
(8.00% + 1.55%)*2                                   (14.50% + 2.90%)*2

                      (Preliminary and Subject to Revision)


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                                                                              13

Prospectus:                   The Certificates will be offered pursuant to a
                              Prospectus which includes a Prospectus Supplement
                              (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage
                              Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.


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                               [FIRST UNION LOGO]

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 1999-4 - FIXED RATE MORTGAGE LOAN GROUP

                                 SUMMARY REPORT


AGGREGATE OUTSTANDING PRINCIPAL BALANCE        $120,881,092
AGGREGATE ORIGINAL PRINCIPAL BALANCE           $121,022,028
NUMBER OF MORTGAGE LOANS                            1,446

                                       MINIMUM    MAXIMUM            AVERAGE (1)
                                       -------    -------            -----------
ORIGINAL PRINCIPAL BALANCE              10,000    561,105                83,694
OUTSTANDING PRINCIPAL BALANCE            9,977    560,657                83,597

                                      MINIMUM     MAXIMUM   WEIGHTED AVERAGE (2)
                                      -------     -------   --------------------
ORIGINAL TERM (MOS)                        120        360                   252
STATED REMAINING TERM (MOS)                118        360                   250
EXPECTED REMAINING TERM (MOS)              118        360                   250
LOAN AGE (MOS)                               0          7                     1

CURRENT INTEREST RATE                   5.950%    14.250%                9.881%

ORIGINAL LOAN-TO-VALUE                  12.77%     95.00%                72.76%

CREDIT SCORE                               461        803               620 (3)

                                      EARLIEST     LATEST
                                      --------     ------
ORIGINATION DATES                      04/1999    11/1999
MATURITY DATES                         09/2009    12/2029



Notes:
(1)  Sum of Principal Balance divided by total number of loans.
(2)  Weighted by Outstanding Principal Balance.
(3)  Weighting only for loans with scores.


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                               [FIRST UNION LOGO]

                             CURRENT MORTGAGE RATES
            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 1999-4 - FIXED RATE MORTGAGE LOAN GROUP

                                  NUMBER OF    AGGREGATE PRINCIPAL  PERCENT OF
 MORTGAGE RATES                MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

   5.500% to   5.999%                   1          $    109,185        0.1%
   6.000% to   6.499%                   1                79,174        0.1
   6.500% to   6.999%                   5               315,846        0.3
   7.000% to   7.499%                  16             1,694,824        1.4
   7.500% to   7.999%                  57             4,951,612        4.1
   8.000% to   8.499%                  60             5,818,941        4.8
   8.500% to   8.999%                 180            17,318,461       14.3
   9.000% to   9.499%                 139            13,273,859       11.0
   9.500% to   9.999%                 271            23,954,043       19.8
  10.000% to  10.499%                 199            15,319,752       12.7
  10.500% to  10.999%                 211            17,030,235       14.1
  11.000% to  11.499%                 111             7,950,971        6.6
  11.500% to  11.999%                 117             7,895,570        6.5
  12.000% to  12.499%                  48             2,972,012        2.5
  12.500% to  12.999%                  17             1,146,602        0.9
  13.000% to  13.499%                   9               884,508        0.7
  13.500% to  13.999%                   3               142,753        0.1
  14.000% to  14.499%                   1                22,746        0.0
                                    -----          ------------      -----

 GRAND TOTAL                        1,446          $120,881,092      100.0%
                                    =====          ============      =====



 MORTGAGE RATE RANGE IS FROM:   5.950%  TO  14.250%
 WEIGHTED AVERAGE IS:           9.881%


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                               [FIRST UNION LOGO]

                       REMAINING MONTHS TO STATED MATURITY
            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 1999-4 - FIXED RATE MORTGAGE LOAN GROUP


                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 REMAINING TERM (MONTHS)       MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 109 to 120                            28          $  1,314,252        1.1%
 169 to 180                           831            68,790,849       56.9
 181 to 192                             1                41,546        0.0
 229 to 240                            51             3,090,525        2.6
 289 to 300                             3               263,774        0.2
 349 to 360                           532            47,380,147       39.2
                                    -----          ------------      -----

 GRAND TOTAL                        1,446          $120,881,092      100.0%
                                    =====          ============      =====



 REMAINING TERM RANGE IS FROM (MONTHS):   118   TO    360
 WEIGHTED AVERAGE IS (MONTHS):250


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                               [FIRST UNION LOGO]

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 1999-4 - FIXED RATE MORTGAGE LOAN GROUP


 RANGE OF ORIGINAL MORTGAGE      NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 LOAN PRINCIPAL BALANCES       MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

  Up to $100,000                    1,056          $ 58,339,971       48.3%
 $ 100,001 to $ 150,000               229            27,600,993       22.8
 $ 150,001 to $ 200,000                94            16,396,755       13.6
 $ 200,001 to $ 250,000                34             7,636,297        6.3
 $ 250,001 to $ 300,000                16             4,494,070        3.7
 $ 300,001 to $ 350,000                 9             2,902,453        2.4
 $ 350,001 to $ 400,000                 3             1,116,394        0.9
 $ 400,001 to $ 450,000                 2               881,452        0.7
 $ 450,001 to $ 500,000                 2               952,051        0.8
 $ 550,001 to $ 600,000                 1               560,657        0.5
                                    -----          ------------      -----

 GRAND TOTAL                        1,446          $120,881,092      100.0%
                                    =====          ============      =====



 ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCE RANGE IS FROM:  $10,000  TO  $561,105
 AVERAGE IS:   $83,694




                              PRODUCT TYPE SUMMARY
            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 1999-4 - FIXED RATE MORTGAGE LOAN GROUP


                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 PRODUCT TYPE                  MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 10 Yr Fixed                           28          $  1,314,252        1.1%
 15 Yr Fixed                          313            19,291,349       16.0
 16 Yr Fixed                            1                41,546        0.0
 20 Yr Fixed                           51             3,090,525        2.6
 25 Yr Fixed                            3               263,774        0.2
 30 Yr Fixed                          532            47,380,147       39.2
 Balloon Loan                         518            49,499,500       40.9
                                    -----          ------------      -----

 GRAND TOTAL                        1,446          $120,881,092      100.0%
                                    =====          ============      =====


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                               [FIRST UNION LOGO]

                               STATE DISTRIBUTIONS
            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 1999-4 - FIXED RATE MORTGAGE LOAN GROUP


                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 STATES                        MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 Arizona                               16          $  1,085,722        0.9%
 Arkansas                              14               760,307        0.6
 California                            77            11,588,524        9.6
 Colorado                              36             3,688,598        3.1
 Connecticut                           11             1,128,212        0.9
 Delaware                               3               189,981        0.2
 District of Columbia                   2               175,949        0.1
 Florida                              256            21,426,099       17.7
 Georgia                               54             3,291,653        2.7
 Idaho                                  1                84,532        0.1
 Illinois                              64             5,970,399        4.9
 Indiana                               59             3,556,746        2.9
 Iowa                                   7               445,090        0.4
 Kansas                                 4               296,408        0.2
 Kentucky                              21             1,565,209        1.3
 Louisiana                             56             3,671,806        3.0
 Maine                                  2               185,846        0.2
 Maryland                              14               956,616        0.8
 Massachusetts                         28             3,594,811        3.0
 Michigan                              82             5,151,897        4.3
 Minnesota                             16             1,424,350        1.2
 Mississippi                           19             1,067,774        0.9
 Missouri                              38             1,984,280        1.6
 Montana                                3               426,571        0.4
 Nebraska                               2               120,062        0.1
 Nevada                                 2               247,342        0.2
 New Hampshire                          2               233,463        0.2
 New Jersey                            25             2,911,979        2.4
 New Mexico                            11               909,916        0.8
 New York                             138            16,336,333       13.5
 North Carolina                        16             1,566,009        1.3
 North Dakota                           3                85,928        0.1
 Ohio                                  53             3,340,010        2.8
 Oklahoma                              36             1,830,304        1.5
 Oregon                                16             1,569,535        1.3
 Pennsylvania                          25             1,202,110        1.0
 Rhode Island                           8               706,382        0.6
 South Carolina                        33             1,687,098        1.4
 South Dakota                           1                80,000        0.1
 Tennessee                            115             8,656,875        7.2
 Texas                                 28             1,822,928        1.5
 Utah                                   5               637,678        0.5


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                               [FIRST UNION LOGO]

                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 STATES                        MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 Vermont                                1                42,574        0.0
 Virginia                              15               997,282        0.8
 Washington                             9             1,118,367        0.9
 West Virginia                          2               165,381        0.1
 Wisconsin                             16               806,157        0.7
 Wyoming                                1                90,000        0.1
                                    -----          ------------      -----

 GRAND TOTAL                        1,446          $120,881,092      100.0%
                                    =====          ============      =====




                              LOAN-TO-VALUE RATIOS
            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 1999-4 - FIXED RATE MORTGAGE LOAN GROUP


                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
RANGE OF LOAN-TO-VALUE RATIOS  MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

  50.00% or Less                      161          $  8,889,754        7.4%
  50.01% to  55.00%                    58             4,472,876        3.7
  55.01% to  60.00%                   122             9,521,086        7.9
  60.01% to  65.00%                   100             8,634,054        7.1
  65.01% to  70.00%                   164            13,068,390       10.8
  70.01% to  75.00%                   183            15,697,685       13.0
  75.01% to  80.00%                   352            32,183,576       26.6
  80.01% to  85.00%                   198            17,450,243       14.4
  85.01% to  90.00%                   100             9,897,387        8.2
  90.01% to  95.00%                     8             1,066,042        0.9
                                    -----          ------------      -----

 GRAND TOTAL                        1,446          $120,881,092      100.0%
                                    =====          ============      =====



 LOAN-TO-VALUE RANGE IS FROM:    12.77%   TO    95.00%

 WEIGHTED AVERAGE IS:     72.76%


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                               [FIRST UNION LOGO]

                                  LOAN PURPOSE
            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 1999-4 - FIXED RATE MORTGAGE LOAN GROUP


                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 LOAN PURPOSE                  MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 Purchase                             356          $ 33,064,590       27.4%
 Refinance - Rate/Term                157            13,047,496       10.8
 Refinance - Cashout                  933            74,769,007       61.9
                                    -----          ------------      -----

 GRAND TOTAL                        1,446          $120,881,092      100.0%
                                    =====          ============      =====




                          TYPE OF MORTGAGED PROPERTIES
            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 1999-4 - FIXED RATE MORTGAGE LOAN GROUP


                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 PROPERTY TYPE                 MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 Single-family Detached             1,159          $ 93,413,366       77.3%
 Two- to Four-family Dwelling Unit    129            13,006,785       10.8
 Planned Unit Development              59             7,520,546        6.2
 Condominium                           37             3,248,801        2.7
 Small Mixed Use                       14             1,287,346        1.1
 Manufactured Housing                  48             2,404,249        2.0
                                    -----          ------------      -----

 GRAND TOTAL                        1,446          $120,881,092      100.0%
                                    =====          ============      =====


--------------------------------------------------------------------------------
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                               [FIRST UNION LOGO]

                              DOCUMENTATION SUMMARY
            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 1999-4 - FIXED RATE MORTGAGE LOAN GROUP


                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 DOCUMENTATION                 MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 Full Documentation                 1,144          $ 91,620,489       75.8%
 24 Month Bank Statement               97            11,173,222        9.2
 Reduced Documentation                 42             4,227,015        3.5
 Stated Income                        163            13,860,366       11.5
                                    -----          ------------      -----

 GRAND TOTAL                        1,446          $120,881,092      100.0%
                                    =====          ============      =====




                                 OCCUPANCY TYPES
            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 1999-4 - FIXED RATE MORTGAGE LOAN GROUP


                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 OCCUPANCY                     MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 Owner-occupied                     1,263          $109,562,256       90.6%
 Second Home                           20             1,250,736        1.0
 Investment                           163            10,068,101        8.3
                                    -----          ------------      -----

 GRAND TOTAL                        1,446          $120,881,092      100.0%
                                    =====          ============      =====


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

                               [FIRST UNION LOGO]

                            MORTGAGE LOAN AGE SUMMARY
            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 1999-4 - FIXED RATE MORTGAGE LOAN GROUP


                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 MORTGAGE LOAN AGE (MONTHS)    MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 0                                    367          $ 29,514,001       24.4%
 1                                    552            45,110,308       37.3
 2                                    423            36,750,800       30.4
 3                                     68             6,073,872        5.0
 4                                     19             1,600,538        1.3
 5                                      5               998,100        0.8
 6                                     10               722,448        0.6
 7                                      2               111,025        0.1
                                    -----          ------------      -----

 GRAND TOTAL                        1,446          $120,881,092      100.0%
                                    =====          ============      =====



 WEIGHTED AVERAGE IS (MONTH): 1




                              CREDIT GRADE SUMMARY
            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 1999-4 - FIXED RATE MORTGAGE LOAN GROUP


                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 CREDIT GRADE                  MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 A O                                  569          $ 50,553,631       41.8%
 A-                                   460            41,709,469       34.5
 B                                    257            19,789,519       16.4
 B-                                    63             4,184,893        3.5
 C                                     84             3,976,124        3.3
 C-                                    13               667,457        0.6
                                    -----          ------------      -----

 GRAND TOTAL                        1,446          $120,881,092      100.0%
                                    =====          ============      =====


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

                               [FIRST UNION LOGO]

                               YEAR OF ORIGINATION
            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 1999-4 - FIXED RATE MORTGAGE LOAN GROUP


                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 YEAR OF ORIGINATION           MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 1999                               1,446          $120,881,092       100.0%
                                    -----          ------------       -----

 GRAND TOTAL                        1,446          $120,881,092       100.0%
                                    =====          ============       =====






                          PREPAYMENT PENALTIES SUMMARY
            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 1999-4 - FIXED RATE MORTGAGE LOAN GROUP


                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
PREPAYMENT PENALTIES (MONTHS)  MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

  None                                298          $ 23,773,328       19.7%
 12 months                            125            14,806,349       12.2
 24 months                             26             2,935,169        2.4
 36 months                            484            37,698,890       31.2
 60 months                            513            41,667,355       34.5
                                    -----          ------------      -----

 GRAND TOTAL                        1,446          $120,881,092      100.0%
                                    =====          ============      =====


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

                               [FIRST UNION LOGO]

                              CREDIT SCORE SUMMARY
             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 1999-4 - FIXED RATE MORTGAGE LOAN GROUP


                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 CREDIT SCORES                 MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

  Not Scored                           47          $  3,290,777         2.7%
  461 to 500                           20             1,728,570         1.4
  501 to 550                          155            11,129,348         9.2
  551 to 600                          449            37,517,768        31.0
  601 to 650                          388            32,931,489        27.2
  651 to 700                          239            21,428,131        17.7
  701 to 750                           98             8,376,635         6.9
  751 to 800                           48             4,268,879         3.5
  801 to 803                            2               209,496         0.2
                                    -----          ------------       -----

 GRAND TOTAL                        1,446          $120,881,092       100.0%
                                    =====          ============       =====



 CREDIT SCORE RANGE IS FROM:              461  TO  803
 WEIGHTED AVERAGE (SCORED LOANS ONLY) IS: 620



--------------------------------------------------------------------------------
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                               [FIRST UNION LOGO]

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
              SERIES 1999-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                 SUMMARY REPORT

AGGREGATE OUTSTANDING PRINCIPAL BALANCE       $232,662,785
AGGREGATE ORIGINAL PRINCIPAL BALANCE          $232,783,375
NUMBER OF MORTGAGE LOANS                           1,956

                                    MINIMUM      MAXIMUM             AVERAGE (1)
                                    -------      -------             -----------
ORIGINAL PRINCIPAL BALANCE           18,445    1,000,000             119,010
OUTSTANDING PRINCIPAL BALANCE        18,428    1,000,000             118,948

                                   MINIMUM       MAXIMUM   WEIGHTED AVERAGE (2)
                                   -------       -------   --------------------
ORIGINAL TERM (MOS)                     360          360                 360
STATED REMAINING TERM (MOS)             352          360                 359
EXPECTED REMAINING TERM (MOS)           327          360                 359
LOAN AGE (MOS)                            0            8                   1

CURRENT INTEREST RATE                6.500%      13.750%              9.960%
INITIAL INTEREST RATE CAP            1.000%       3.000%              2.922%
PERIODIC RATE CAP                    1.000%       2.000%              1.472%
GROSS MARGIN                         3.250%       8.250%              5.674%
MAXIMUM MORTGAGE RATE               13.500%      20.750%             16.933%
MINIMUM MORTGAGE RATE                6.500%      13.750%              9.961%

MONTHS TO ROLL                            4           60              27.110

ORIGINAL LOAN-TO-VALUE               16.73%       95.00%              77.31%

CREDIT SCORE                            450          791                 601 (3)


                                   EARLIEST       LATEST
                                   --------       ------
ORIGINATION DATES                   03/1999      11/1999
MATURITY DATES                      04/2029      12/2029



Notes:
(1)  Sum of Principal Balance divided by total number of loans.
(2)  Weighted by Outstanding Principal Balance.
(3)  Weighting only for loans with scores.


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                               [FIRST UNION LOGO]

                            CURRENT MORTGAGE RATES
            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
              SERIES 1999-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP


                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 MORTGAGE RATES                MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

   6.500% to   6.999%                   2          $    192,847        0.1%
   7.000% to   7.499%                   8             1,053,266        0.5
   7.500% to   7.999%                  35             5,193,875        2.2
   8.000% to   8.499%                  64            10,049,958        4.3
   8.500% to   8.999%                 197            30,335,540       13.0
   9.000% to   9.499%                 203            27,077,152       11.6
   9.500% to   9.999%                 389            48,515,128       20.9
  10.000% to  10.499%                 290            33,097,870       14.2
  10.500% to  10.999%                 354            37,965,587       16.3
  11.000% to  11.499%                 183            17,930,923        7.7
  11.500% to  11.999%                 156            14,970,980        6.4
  12.000% to  12.499%                  55             4,335,479        1.9
  12.500% to  12.999%                  11               821,623        0.4
  13.000% to  13.499%                   6               455,356        0.2
  13.500% to  13.999%                   3               667,201        0.3
                                    -----          ------------      -----

 GRAND TOTAL                        1,956          $232,662,785      100.0%
                                    =====          ============      =====


 MORTGAGE RATE RANGE IS FROM:    6.500%  TO   13.750%
 WEIGHTED AVERAGE IS:            9.960%





                       REMAINING MONTHS TO STATED MATURITY
            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
              SERIES 1999-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP


                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 REMAINING TERM (MONTHS)       MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 349 to 360                         1,956          $232,662,785       100.0%
                                    -----          ------------       -----

 GRAND TOTAL                        1,956          $232,662,785       100.0%
                                    =====          ============       =====


 REMAINING TERM RANGE IS FROM (MONTHS):   352   TO    360
 WEIGHTED AVERAGE IS (MONTHS):    359


--------------------------------------------------------------------------------
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                               [FIRST UNION LOGO]

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
               SERIES 1999-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP



 RANGE OF ORIGINAL MORTGAGE      NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 LOAN PRINCIPAL BALANCES       MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

  Up to $100,000                    1,032          $ 68,274,081        29.3%
 $ 100,001 to $  150,000              496            61,436,853        26.4
 $ 150,001 to $  200,000              200            34,556,106        14.9
 $ 200,001 to $  250,000              111            25,107,683        10.8
 $ 250,001 to $  300,000               52            14,495,417         6.2
 $ 300,001 to $  350,000               17             5,621,772         2.4
 $ 350,001 to $  400,000               14             5,285,947         2.3
 $ 400,001 to $  450,000                7             2,986,528         1.3
 $ 450,001 to $  500,000               23            11,196,330         4.8
 $ 700,001 to $  750,000                1               747,500         0.3
 $ 950,001 to $1,000,000                3             2,954,568         1.3
                                    -----          ------------      ------

 GRAND TOTAL                        1,956          $232,662,785      100.0%
                                    =====          ============      =====


 ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCE RANGE IS FROM: $18,445 TO $1,000,000 AVERAGE IS: $119,010




                              PRODUCT TYPE SUMMARY
            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
              SERIES 1999-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP


                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 PRODUCT TYPE                  MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 Six Month LIBOR Loan                  31          $  5,627,808        2.4%
 1/29 Loan                             45             6,717,893        2.9
 2/28 Loan                          1,098           134,376,733       57.8
 3/27 Loan                            738            80,988,229       34.8
 5/25 Loan                             42             4,773,185        2.1
 Other                                  2               178,937        0.1
                                    -----          ------------      -----

 GRAND TOTAL                        1,956          $232,662,785      100.0%
                                    =====          ============      =====


--------------------------------------------------------------------------------
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                               [FIRST UNION LOGO]

                               STATE DISTRIBUTIONS
            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
               SERIES 1999-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 STATES                        MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 Arizona                               31         $   2,819,494        1.2%
 Arkansas                               6               379,044        0.2
 California                           141            27,548,095       11.8
 Colorado                             115            14,928,584        6.4
 Connecticut                           23             2,885,162        1.2
 Delaware                               1               107,893        0.0
 District of Columbia                   4               616,108        0.3
 Florida                              203            21,804,498        9.4
 Georgia                               55             9,293,639        4.0
 Hawaii                                 2               645,000        0.3
 Idaho                                  6               523,248        0.2
 Illinois                             112            12,227,579        5.3
 Indiana                               29             2,400,659        1.0
 Iowa                                   3               200,376        0.1
 Kansas                                 2               269,871        0.1
 Kentucky                               9               837,360        0.4
 Louisiana                             13             1,401,937        0.6
 Maine                                  3               240,782        0.1
 Maryland                              27             3,367,701        1.4
 Massachusetts                         59             8,930,540        3.8
 Michigan                             230            20,997,716        9.0
 Minnesota                             50             5,489,601        2.4
 Mississippi                           11               648,668        0.3
 Missouri                              75             5,354,600        2.3
 Montana                                7               795,194        0.3
 Nebraska                               2               101,305        0.0
 Nevada                                 7               899,703        0.4
 New Hampshire                         10               914,895        0.4
 New Jersey                            65            10,150,746        4.4
 New Mexico                            11             1,035,273        0.4
 New York                             103            16,763,118        7.2
 North Carolina                        29             3,125,683        1.3
 Ohio                                  79             7,583,308        3.3
 Oklahoma                              10               979,485        0.4
 Oregon                                16             2,040,665        0.9
 Pennsylvania                          20             2,009,521        0.9
 Rhode Island                          14             1,770,876        0.8
 South Carolina                        33             2,911,116        1.3
 Tennessee                             68             6,550,799        2.8
 Texas                                 75             7,688,079        3.3
 Utah                                  18             2,686,876        1.2
 Vermont                               12               962,945        0.4


--------------------------------------------------------------------------------
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                               [FIRST UNION LOGO]

                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 STATES                        MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 Virginia                              24             4,387,173        1.9
 Washington                            54             8,199,463        3.5
 West Virginia                          3               140,924        0.1
 Wisconsin                             83             6,793,531        2.9
 Wyoming                                3               253,952        0.1
                                    -----          ------------      -----

 GRAND TOTAL                        1,956          $232,662,785      100.0%
                                    =====          ============      =====





                              LOAN-TO-VALUE RATIOS
            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
               SERIES 1999-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP


                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
RANGE OF LOAN-TO-VALUE RATIOS  MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

  50.00% or Less                       67          $  6,415,558        2.8%
  50.01% to  55.00%                    21             2,471,356        1.1
  55.01% to  60.00%                    68             8,345,093        3.6
  60.01% to  65.00%                    85             9,675,960        4.2
  65.01% to  70.00%                   225            28,042,865       12.1
  70.01% to  75.00%                   279            32,553,299       14.0
  75.01% to  80.00%                   523            66,109,033       28.4
  80.01% to  85.00%                   407            46,966,391       20.2
  85.01% to  90.00%                   276            31,660,897       13.6
  90.01% to  95.00%                     5               422,334        0.2
                                    -----          ------------      -----

 GRAND TOTAL                        1,956          $232,662,785      100.0%
                                    =====          ============      =====



 LOAN-TO-VALUE RANGE IS FROM:    16.73%   TO    95.00%
 WEIGHTED AVERAGE IS:            77.31%


--------------------------------------------------------------------------------
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                               [FIRST UNION LOGO]

                                  LOAN PURPOSE
            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
              SERIES 1999-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP


                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 LOAN PURPOSE                  MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 Purchase                             867          $104,980,208       45.1%
 Refinance - Rate/Term                182            19,352,684        8.3
 Refinance - Cashout                  907           108,329,893       46.6
                                    -----          ------------      -----

 GRAND TOTAL                        1,956          $232,662,785      100.0%
                                    =====          ============      =====





                          TYPE OF MORTGAGED PROPERTIES
            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
              SERIES 1999-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP


                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 PROPERTY TYPE                 MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 Single-family Detached             1,553          $184,895,114       79.5%
 Two- to Four-family Dwelling Unit    157            17,968,298        7.7
 Condominium                           78             7,672,571        3.3
 Planned Unit Development             125            18,763,159        8.1
 Small Mixed Use                        1               161,053        0.1
 Manufactured Housing                  42             3,202,592        1.4
                                    -----          ------------      -----

GRAND TOTAL                         1,956          $232,662,785      100.0%
                                    =====          ============      =====


--------------------------------------------------------------------------------
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      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

                               [FIRST UNION LOGO]

                              DOCUMENTATION SUMMARY
            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
               SERIES 1999-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP


                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 DOCUMENTATION                 MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 Full Documentation                 1,437          $157,287,972       67.6%
 24 Month Bank Statement              199            31,337,724       13.5
 Reduced Documentation                 71            12,559,342        5.4
 Stated Income                        249            31,477,748       13.5
                                    -----          ------------      -----

 GRAND TOTAL                        1,956          $232,662,785      100.0%
                                    =====          ============      =====





                                 OCCUPANCY TYPES
            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
              SERIES 1999-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP


                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 OCCUPANCY                     MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 Owner-occupied                     1,770          $215,941,369       92.8%
 Second Home                           19             2,104,883        0.9
 Investment                           167            14,616,533        6.3
                                    -----          ------------      -----

 GRAND TOTAL                        1,956          $232,662,785      100.0%
                                    =====          ============      =====


--------------------------------------------------------------------------------
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      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
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                               [FIRST UNION LOGO]

                            MORTGAGE LOAN AGE SUMMARY
            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
               SERIES 1999-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP


                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 MORTGAGE LOAN AGE (MONTHS)    MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 0                                    599          $ 72,309,279       31.1%
 1                                    768            92,347,490       39.7
 2                                    527            61,511,573       26.4
 3                                     33             3,507,320        1.5
 4                                     19             1,843,607        0.8
 5                                      3               349,276        0.2
 6                                      4               491,771        0.2
 7                                      1               105,857        0.0
 8                                      2               196,612        0.1
                                    -----          ------------      -----

 GRAND TOTAL                        1,956          $232,662,785      100.0%
                                    =====          ============      =====



 WEIGHTED AVERAGE IS  (MONTH):1





                              CREDIT GRADE SUMMARY
            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
              SERIES 1999-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP


                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 CREDIT GRADE                  MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 A O                                  592          $ 77,768,577       33.4%
 A-                                   674            84,637,110       36.4
 B                                    380            41,956,755       18.0
 B-                                   104             9,654,783        4.1
 C                                    156            14,583,914        6.3
 C-                                    50             4,061,646        1.7
                                    -----          ------------      -----

 GRAND TOTAL                        1,956          $232,662,785      100.0%
                                    =====          ============      =====


--------------------------------------------------------------------------------
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                               [FIRST UNION LOGO]

                              YEAR OF ORIGINATION
            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
              SERIES 1999-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP


                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 YEAR OF ORIGINATION           MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 1999                               1,956          $232,662,785       100.0%
                                    -----          ------------       ------

 GRAND TOTAL                        1,956          $232,662,785       100.0%
                                    =====          ============       ======





                             MAXIMUM MORTGAGE RATES
            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
              SERIES 1999-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP


                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 RANGE OF MAXIMUM MORTGAGE     MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 13.500% to 13.999%                     4          $    417,614        0.2%
 14.000% to 14.499%                    10             1,860,021        0.8
 14.500% to 14.999%                    38             5,627,496        2.4
 15.000% to 15.499%                    68            10,091,331        4.3
 15.500% to 15.999%                   202            31,462,520       13.5
 16.000% to 16.499%                   201            26,976,550       11.6
 16.500% to 16.999%                   383            47,249,605       20.3
 17.000% to 17.499%                   287            32,600,345       14.0
 17.500% to 17.999%                   354            37,908,655       16.3
 18.000% to 18.499%                   183            17,735,908        7.6
 18.500% to 18.999%                   152            14,508,068        6.2
 19.000% to 19.499%                    54             4,280,493        1.8
 19.500% to 19.999%                    11               821,623        0.4
 20.000% to 20.499%                     6               455,356        0.2
 20.500% to 20.999%                     3               667,201        0.3
                                    -----          ------------      -----

 GRAND TOTAL                        1,956          $232,662,785      100.0%
                                    =====          ============      =====

 MAXIMUM MORTGAGE RATE RANGE IS FROM:     13.500%     TO    20.750%

 WEIGHTED AVERAGE IS:                     16.933%


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




                          PREPAYMENT PENALTIES SUMMARY
            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
               SERIES 1999-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP


                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
PREPAYMENT PENALTIES (MONTHS)  MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

  None                                803          $ 98,097,157       42.2%
 12 months                             13             1,852,448        0.8
 24 months                            431            58,797,448       25.3
 36 months                            596            63,538,302       27.3
 60 months                            113            10,377,431        4.5
                                    -----          ------------      -----

 GRAND TOTAL                        1,956          $232,662,785      100.0%
                                    =====          ============      =====




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

                             NEXT ADJUSTMENT DATE
            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
               SERIES 1999-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP


                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 NEXT ADJUSTMENT DATE          MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 Apr 2000                              12           $ 1,998,157        0.9%
 May 2000                              15             2,914,852        1.3
 Jun 2000                               4               714,800        0.3
 Sep 2000                               1                49,954        0.0
 Oct 2000                              19             2,785,890        1.2
 Nov 2000                              16             2,379,529        1.0
 Dec 2000                               9             1,502,520        0.6
 Apr 2001                               1                69,495        0.0
 May 2001                               1               105,857        0.0
 Jun 2001                               4               491,771        0.2
 Jul 2001                               2               202,851        0.1
 Aug 2001                              13             1,227,261        0.5
 Sep 2001                              22             2,107,483        0.9
 Oct 2001                             290            34,498,476       14.8
 Nov 2001                             429            52,066,332       22.4
 Dec 2001                             336            43,607,207       18.7
 Apr 2002                               1               127,116        0.1
 Jul 2002                               1               146,425        0.1
 Aug 2002                               6               616,346        0.3
 Sep 2002                              10             1,349,883        0.6
 Oct 2002                             194            21,014,942        9.0
 Nov 2002                             290            32,946,342       14.2
 Dec 2002                             238            24,966,112       10.7
 Oct 2004                              12             1,214,109        0.5
 Nov 2004                              18             2,040,435        0.9
 Dec 2004                              12             1,518,640        0.7
                                    -----          ------------      -----

 GRAND TOTAL                        1,956          $232,662,785      100.0%
                                    =====          ============      =====


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                                                                              36

                              CREDIT SCORE SUMMARY
            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
              SERIES 1999-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP


                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 CREDIT SCORES                 MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 Not Scored                            44          $  5,600,839         2.4%
  450 to 500                           62             6,594,723         2.8
  501 to 550                          331            37,751,537        16.2
  551 to 600                          661            79,545,143        34.2
  601 to 650                          468            56,116,928        24.1
  651 to 700                          259            31,499,755        13.5
  701 to 750                          108            13,160,085         5.7
  751 to 791                           23             2,393,776         1.0
                                    -----          ------------       -----

 GRAND TOTAL                        1,956          $232,662,785       100.0%
                                    =====          ============       =====



 CREDIT SCORE RANGE IS FROM:              450  TO  791
 WEIGHTED AVERAGE (SCORED LOANS ONLY) IS: 601



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

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS
             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 1999-4 - FIXED RATE MORTGAGE LOAN GROUP


                                                       ORIGINAL
                                          ORIGINAL   AMORTIZATION   REMAINING
   CURRENT      MORTGAGE   NET MORTGAGE     TERM         TERM         TERM
   BALANCE        RATE         RATE      (IN MONTHS)  (IN MONTHS)  (IN MONTHS)
   -------        ----         ----      -----------  -----------  -----------

$53,233,593.60   10.064%      9.554%         180          360          179
  1,413,395.59    9.510%      9.000%         120          120          119
 20,746,631.02    9.574%      9.064%         180          180          179
  3,368,344.22    9.786%      9.276%         239          239          238
 51,238,035.57    9.831%      9.321%         360          360          358





                      ASSUMED MORTGAGE LOAN CHARACTERISTICS
             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 1999-4 - FIXED RATE MORTGAGE LOAN GROUP


                                                                                                            NUMBER OF
                                  ORIGINAL  REMAINING         INITIAL                                     MONTHS UNTIL
                           NET      TERM      TERM             RATE                                RESET    NEXT RATE
  CURRENT      MORTGAGE  MORTGAGE   (IN       (IN      GROSS  CHANGE  PERIODIC  MAXIMUM  MINIMUM   CHANGE  ADJUSTMENT
  BALANCE        RATE      RATE    MONTHS)   MONTHS)  MARGIN    CAP      CAP     RATE     RATE   FREQUENCY    DATE        INDEX
  -------        ----      ----    -------   -------  ------    ---      ---     ----     ----   ---------    ----        -----
$12,735,033.36   9.636%   9.126%     360       359    4.981%   1.544%  1.000%   16.180%   9.634%     6          8      6 Mo. LIBOR
138,614,415.28   9.960%   9.450%     360       359    5.878%   2.998%  1.498%   16.956%   9.960%     6         23      6 Mo. LIBOR
 83,726,840.48  10.042%   9.532%     360       359    5.462%   3.000%  1.501%   17.040%  10.043%     6         35      6 Mo. LIBOR
  4,923,710.88   9.416%   8.906%     360       359    5.326%   3.000%  1.500%   16.416%   9.416%     6         59      6 Mo. LIBOR




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

              GROUP II CERTIFICATES AVAILABLE FUNDS CAP HYPOTHETICAL TABLE

                  AVAILABLE FUNDS                            AVAILABLE FUNDS
PAYMENT DATE         CAP (1) (2)           PAYMENT DATE        CAP (1) (2)
   1/25/00              9.450                9/25/03             11.904
   2/25/00              9.450               10/25/03             11.904
   3/25/00              9.450               11/25/03             11.904
   4/25/00              9.450               12/25/03             11.904
   5/25/00              9.469                1/25/04             11.904
   6/25/00              9.489                2/25/04             11.904
   7/25/00              9.509                3/25/04             11.904
   8/25/00              9.531                4/25/04             11.904
   9/25/00              9.629                5/25/04             11.904
  10/25/00              9.652                6/25/04             11.904
  11/25/00              9.678                7/25/04             11.904
  12/25/00              9.702                8/25/04             11.904
   1/25/01              9.730                9/25/04             11.904
   2/25/01              9.762               10/25/04             11.904
   3/25/01              9.801               11/25/04             11.904
   4/25/01              9.848               12/25/04             11.947
   5/25/01              9.891                1/25/05             11.947
   6/25/01              9.937                2/25/05             11.947
   7/25/01              9.983                3/25/05             11.947
   8/25/01             10.009                4/25/05             11.947
   9/25/01             10.022                5/25/05             11.947
  10/25/01             10.037                6/25/05             11.947
  11/25/01             10.051                7/25/05             11.947
  12/25/01             11.291                8/25/05             11.947
   1/25/02             11.309                9/25/05             11.947
   2/25/02             11.327               10/25/05             11.947
   3/25/02             11.345               11/25/05             11.947
   4/25/02             11.364               12/25/05             11.947
   5/25/02             11.384                1/25/06             11.947
   6/25/02             11.404                2/25/06             11.947
   7/25/02             11.425                3/25/06             11.947
   8/25/02             11.446                4/25/06             11.947
   9/25/02             11.469                5/25/06             11.947
  10/25/02             11.491                6/25/06             11.947
  11/25/02             11.515                7/25/06             11.947
  12/25/02             12.107                8/25/06             11.947
   1/25/03             12.134                9/25/06             11.947
   2/25/03             11.904               10/25/06             11.947
   3/25/03             11.904               11/25/06             11.947
   4/25/03             11.904               12/25/06             11.947
   5/25/03             11.904                1/25/07             11.947
   6/25/03             11.904                2/25/07             11.947
   7/25/03             11.904                3/25/07             11.947
   8/25/03             11.904

(1) Available Funds Cap = 12 * (Group II Net Interest) / (Group II Total Certificate balance)

(2) Assumes no losses, 10% cleanup call, 27% CPR , and 1 month and 6 month LIBOR remains constant.


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                               [FIRST UNION LOGO]

                       DISCOUNT MARGIN TABLE (TO 10% CALL)

                                    BOND IA-1


                      0%         80%          100%       150%        200%
                                           (PRICING)


     99-21            25.089     52.033       57.352     68.688      78.221
     99-22            24.626     49.114       53.950     64.253      72.918
     99-23            24.162     46.197       50.548     59.819      67.616
     99-24            23.699     43.282       47.149     55.388      62.317
     99-25            23.236     40.367       43.750     50.958      57.019
     99-26            22.773     37.454       40.353     46.530      51.724

     99-27            22.310     34.542       36.957     42.104      46.432
     99-28            21.848     31.631       33.563     37.679      41.141
     99-29            21.385     28.722       30.170     33.257      35.852
     99-30            20.923     25.813       26.779     28.836      30.566
     99-31            20.462     22.906       23.389     24.417      25.282
     100-0            20.000     20.000       20.000     20.000      20.000

     100-1            19.539     17.095       16.613     15.585      14.720
     100-2            19.078     14.192       13.227     11.171       9.443
     100-3            18.617     11.289        9.842      6.759       4.167
     100-4            18.156      8.388        6.459      2.349      -1.106
     100-5            17.696      5.488        3.078     -2.059      -6.378
     100-6            17.235      2.589       -0.303     -6.465     -11.647

     100-7            16.775     -0.308       -3.682    -10.870     -16.913
     100-8            16.316     -3.204       -7.059    -15.272     -22.178
     100-9            15.856     -6.100      -10.435    -19.673     -27.441
     100-10           15.397     -8.993      -13.810    -24.072     -32.701
     100-11           14.938    -11.886      -17.184    -28.470     -37.959

     AVG LIFE           9.84       1.11         0.95       0.72        0.60
     FIRST PAY          1/00       1/00         1/00       1/00        1/00
     LAST PAY          11/14       1/02         9/01       2/01       12/00



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




                     YIELD GIVEN PRICES TABLE (TO 10% CALL)

                                    BOND IA-2


                  0%          80%         100%        150%        200%
                                       (PRICING)


99-21             7.171       7.130       7.118       7.091       7.065
99-22             7.167       7.116       7.102       7.068       7.036
99-23             7.164       7.102       7.086       7.045       7.007
99-24             7.160       7.089       7.069       7.022       6.977
99-25             7.157       7.075       7.053       6.999       6.948
99-26             7.153       7.062       7.037       6.976       6.919

99-27             7.150       7.048       7.020       6.953       6.890
99-28             7.147       7.035       7.004       6.930       6.860
99-29             7.143       7.021       6.988       6.907       6.831
99-30             7.140       7.008       6.972       6.884       6.802
99-31             7.136       6.994       6.955       6.861       6.773
*100-0            7.133       6.981       6.939       6.838       6.744

100-1             7.129       6.967       6.923       6.815       6.714
100-2             7.126       6.954       6.906       6.792       6.685
100-3             7.122       6.940       6.890       6.769       6.656
100-4             7.119       6.927       6.874       6.747       6.627
100-5             7.115       6.913       6.858       6.724       6.598
100-6             7.112       6.900       6.842       6.701       6.569

100-7             7.108       6.886       6.825       6.678       6.540
100-8             7.105       6.873       6.809       6.655       6.511
100-9             7.101       6.859       6.793       6.632       6.482
100-10            7.098       6.846       6.777       6.609       6.453
100-11            7.094       6.832       6.761       6.587       6.424

AVG LIFE          14.93        2.60        2.13        1.47        1.14
DURATION           8.95        2.30        1.91        1.36        1.07
FIRST PAY         11/14        1/02        9/01        2/01       12/00
LAST PAY          11/14        2/03        7/02        9/01        4/01



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



                     YIELD GIVEN PRICES TABLE (TO 10% CALL)

                                    BOND IA-3


                  0%          80%         100%        150%        200%
                                       (PRICING)


99-21             7.248       7.223       7.214       7.191       7.170
99-22             7.245       7.214       7.203       7.175       7.148
99-23             7.241       7.205       7.192       7.158       7.126
99-24             7.238       7.195       7.180       7.141       7.104
99-25             7.234       7.186       7.169       7.125       7.082
99-26             7.231       7.177       7.158       7.108       7.061

99-27             7.228       7.168       7.146       7.092       7.039
99-28             7.224       7.159       7.135       7.075       7.017
99-29             7.221       7.149       7.124       7.058       6.995
99-30             7.218       7.140       7.112       7.042       6.974
99-31             7.214       7.131       7.101       7.025       6.952
*100-0            7.211       7.122       7.090       7.008       6.930

100-1             7.207       7.113       7.079       6.992       6.908
100-2             7.204       7.103       7.067       6.975       6.887
100-3             7.201       7.094       7.056       6.959       6.865
100-4             7.197       7.085       7.045       6.942       6.843
100-5             7.194       7.076       7.033       6.926       6.822
100-6             7.191       7.067       7.022       6.909       6.800

100-7             7.187       7.057       7.011       6.892       6.778
100-8             7.184       7.048       7.000       6.876       6.757
100-9             7.180       7.039       6.988       6.859       6.735
100-10            7.177       7.030       6.977       6.843       6.713
100-11            7.174       7.021       6.966       6.826       6.692

AVG LIFE          15.94        4.02        3.18        2.08        1.56
DURATION           9.22        3.38        2.76        1.87        1.43
FIRST PAY         11/14        2/03        7/02        9/01        4/01
LAST PAY           9/19        1/05       12/03        5/02       10/01



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                                                                              42

                     YIELD GIVEN PRICES TABLE (TO 10% CALL)

                                    BOND IA-4


                  0%          80%         100%        150%        200%
                                       (PRICING)


99-20.50          7.532       7.519       7.512       7.492       7.473
99-21.50          7.529       7.513       7.504       7.480       7.456
99-22.50          7.527       7.507       7.497       7.468       7.439
99-23.50          7.524       7.501       7.489       7.456       7.423
99-24.50          7.521       7.495       7.482       7.443       7.406
99-25.50          7.518       7.489       7.474       7.431       7.389

99-26.50          7.515       7.483       7.466       7.419       7.373
99-27.50          7.512       7.477       7.459       7.407       7.356
99-28.50          7.509       7.471       7.451       7.395       7.339
99-29.50          7.506       7.466       7.444       7.383       7.323
99-30.50          7.503       7.460       7.436       7.371       7.306
*99-31.50         7.501       7.454       7.429       7.358       7.290

100-00.50         7.498       7.448       7.421       7.346       7.273
100-01.50         7.495       7.442       7.413       7.334       7.256
100-02.50         7.492       7.436       7.406       7.322       7.240
100-03.50         7.489       7.430       7.398       7.310       7.223
100-04.50         7.486       7.424       7.391       7.298       7.207
100-05.50         7.483       7.418       7.383       7.286       7.190

100-06.50         7.480       7.412       7.376       7.274       7.174
100-07.50         7.478       7.406       7.368       7.262       7.157
100-08.50         7.475       7.400       7.361       7.250       7.141
100-09.50         7.472       7.394       7.353       7.238       7.124
100-10.50         7.469       7.389       7.346       7.225       7.107

AVG LIFE          23.62        7.00        5.13        2.96        2.09
DURATION          10.79        5.25        4.12        2.57        1.88
FIRST PAY          9/19        1/05       12/03        5/02       10/01
LAST PAY           9/26        2/10        9/06       10/03        5/02



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                                                                              43

                     YIELD GIVEN PRICES TABLE (TO 10% CALL)

                                    BOND IA-5


                  0%          80%         100%        150%        200%
                                       (PRICING)


99-20.50          7.870       7.862       7.858       7.844       7.817
99-21.50          7.867       7.857       7.853       7.836       7.804
99-22.50          7.864       7.853       7.848       7.828       7.791
99-23.50          7.862       7.848       7.842       7.820       7.777
99-24.50          7.859       7.844       7.837       7.812       7.764
99-25.50          7.856       7.840       7.832       7.804       7.751

99-26.50          7.853       7.835       7.827       7.796       7.738
99-27.50          7.850       7.831       7.821       7.788       7.724
99-28.50          7.847       7.826       7.816       7.780       7.711
99-29.50          7.845       7.822       7.811       7.772       7.698
99-30.50          7.842       7.817       7.806       7.764       7.685
*99-31.50         7.839       7.813       7.800       7.756       7.671

100-00.50         7.836       7.808       7.795       7.748       7.658
100-01.50         7.833       7.804       7.790       7.740       7.645
100-02.50         7.830       7.799       7.785       7.732       7.632
100-03.50         7.828       7.795       7.780       7.724       7.618
100-04.50         7.825       7.791       7.774       7.716       7.605
100-05.50         7.822       7.786       7.769       7.708       7.592

100-06.50         7.819       7.782       7.764       7.701       7.579
100-07.50         7.816       7.777       7.759       7.693       7.565
100-08.50         7.813       7.773       7.753       7.685       7.552
100-09.50         7.811       7.768       7.748       7.677       7.539
100-10.50         7.808       7.764       7.743       7.669       7.526

AVG LIFE          27.07       10.57        8.37        4.85        2.69
DURATION          10.99        6.99        5.96        3.90        2.35
FIRST PAY          9/26        2/10        9/06       10/03        5/02
LAST PAY           1/27        7/10        7/08        7/05       12/02



--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

                               [FIRST UNION LOGO]

                     YIELD GIVEN PRICES TABLE (TO 10% CALL)

                                    BOND IA-6


                  0%          80%         100%        150%        200%
                                       (PRICING)


99-21             7.497       7.490       7.489       7.483       7.474
99-22             7.492       7.484       7.482       7.476       7.465
99-23             7.488       7.478       7.476       7.468       7.455
99-24             7.483       7.472       7.470       7.461       7.446
99-25             7.478       7.466       7.463       7.453       7.437
99-26             7.474       7.459       7.457       7.446       7.427

99-27             7.469       7.453       7.451       7.438       7.418
99-28             7.464       7.447       7.444       7.430       7.409
99-29             7.460       7.441       7.438       7.423       7.399
99-30             7.455       7.435       7.432       7.415       7.390
99-31             7.450       7.429       7.426       7.408       7.380
*100-0            7.446       7.423       7.419       7.401       7.371

100-1             7.441       7.417       7.413       7.393       7.362
100-2             7.437       7.411       7.407       7.386       7.352
100-3             7.432       7.405       7.400       7.378       7.343
100-4             7.427       7.399       7.394       7.371       7.334
100-5             7.423       7.393       7.388       7.363       7.324
100-6             7.418       7.387       7.381       7.356       7.315

100-7             7.414       7.381       7.375       7.348       7.306
100-8             7.409       7.374       7.369       7.341       7.296
100-9             7.404       7.368       7.363       7.333       7.287
100-10            7.400       7.362       7.356       7.326       7.278
100-11            7.395       7.356       7.350       7.318       7.269

AVG LIFE           9.82        6.82        6.48        5.17        3.97
DURATION           6.72        5.12        4.93        4.15        3.33
FIRST PAY          1/03        1/03        1/03        5/03       12/02
LAST PAY           9/11        6/09        7/08        7/05       12/03



--------------------------------------------------------------------------------
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      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

                               [FIRST UNION LOGO]

                     YIELD GIVEN PRICES TABLE (TO 10% CALL)

                                    BOND IM-1


                  0%          80%         100%        150%        200%
                                       (PRICING)


99-21             7.880       7.864       7.858       7.846       7.842
99-22             7.877       7.858       7.851       7.837       7.832
99-23             7.874       7.852       7.844       7.828       7.823
99-24             7.870       7.846       7.837       7.819       7.813
99-25             7.867       7.840       7.830       7.809       7.803
99-26             7.864       7.834       7.823       7.800       7.793

99-27             7.861       7.828       7.815       7.791       7.783
99-28             7.858       7.822       7.808       7.782       7.773
99-29             7.855       7.816       7.801       7.773       7.763
99-30             7.851       7.810       7.794       7.763       7.753
99-31             7.848       7.803       7.787       7.754       7.743
*100-0            7.845       7.797       7.780       7.745       7.733

100-1             7.842       7.791       7.773       7.736       7.723
100-2             7.839       7.785       7.766       7.727       7.713
100-3             7.835       7.779       7.759       7.717       7.703
100-4             7.832       7.773       7.752       7.708       7.694
100-5             7.829       7.767       7.744       7.699       7.684
100-6             7.826       7.761       7.737       7.690       7.674

100-7             7.823       7.755       7.730       7.681       7.664
100-8             7.820       7.749       7.723       7.672       7.654
100-9             7.816       7.743       7.716       7.662       7.644
100-10            7.813       7.737       7.709       7.653       7.634
100-11            7.810       7.731       7.702       7.644       7.624

AVG LIFE          20.62        7.09        5.73        4.11        3.74
DURATION           9.78        5.15        4.38        3.38        3.14
FIRST PAY         11/14        6/03        1/03        3/03        6/03
LAST PAY           1/27        7/10        7/08        7/05       12/03



--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

                               [FIRST UNION LOGO]

                     YIELD GIVEN PRICES TABLE (TO 10% CALL)

                                    BOND IM-2


                  0%          80%         100%        150%        200%
                                       (PRICING)


99-21             8.385       8.366       8.359       8.344       8.337
99-22             8.381       8.359       8.351       8.334       8.326
99-23             8.378       8.353       8.344       8.325       8.315
99-24             8.375       8.347       8.337       8.316       8.305
99-25             8.371       8.341       8.330       8.306       8.294
99-26             8.368       8.335       8.322       8.297       8.284

99-27             8.365       8.329       8.315       8.287       8.273
99-28             8.361       8.322       8.308       8.278       8.263
99-29             8.358       8.316       8.301       8.268       8.252
99-30             8.355       8.310       8.294       8.259       8.242
99-31             8.351       8.304       8.286       8.249       8.231
*100-0            8.348       8.298       8.279       8.240       8.221

100-1             8.345       8.292       8.272       8.231       8.210
100-2             8.341       8.285       8.265       8.221       8.200
100-3             8.338       8.279       8.257       8.212       8.189
100-4             8.335       8.273       8.250       8.202       8.179
100-5             8.331       8.267       8.243       8.193       8.168
100-6             8.328       8.261       8.236       8.184       8.158

100-7             8.325       8.255       8.229       8.174       8.147
100-8             8.322       8.249       8.222       8.165       8.137
100-9             8.318       8.242       8.214       8.155       8.126
100-10            8.315       8.236       8.207       8.146       8.116
100-11            8.312       8.230       8.200       8.137       8.105

AVG LIFE          20.62        7.09        5.73        4.06        3.54
DURATION           9.40        5.05        4.32        3.30        2.96
FIRST PAY         11/14        6/03        1/03        2/03        3/03
LAST PAY           1/27        7/10        7/08        7/05       12/03



--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

                               [FIRST UNION LOGO]

                     YIELD GIVEN PRICES TABLE (TO 10% CALL)

                                     BOND IB


                  0%          80%         100%        150%        200%
                                       (PRICING)


98-6              9.309       9.422       9.464       9.554       9.607
98-7              9.305       9.415       9.456       9.544       9.595
98-8              9.302       9.409       9.449       9.534       9.584
98-9              9.298       9.402       9.441       9.525       9.573
98-10             9.295       9.396       9.434       9.515       9.562
98-11             9.291       9.389       9.426       9.505       9.550

98-12             9.287       9.383       9.418       9.495       9.539
98-13             9.284       9.376       9.411       9.485       9.528
98-14             9.280       9.370       9.403       9.475       9.516
98-15             9.277       9.363       9.396       9.465       9.505
98-16             9.273       9.357       9.388       9.455       9.494
*98-17            9.270       9.350       9.380       9.445       9.482

98-18             9.266       9.344       9.373       9.435       9.471
98-19             9.262       9.337       9.365       9.425       9.460
98-20             9.259       9.331       9.358       9.415       9.449
98-21             9.255       9.324       9.350       9.405       9.437
98-22             9.252       9.318       9.342       9.395       9.426
98-23             9.248       9.311       9.335       9.385       9.415

98-24             9.244       9.305       9.327       9.376       9.404
98-25             9.241       9.298       9.320       9.366       9.392
98-26             9.237       9.292       9.312       9.356       9.381
98-27             9.234       9.285       9.305       9.346       9.370
98-28             9.230       9.279       9.297       9.336       9.359

AVG LIFE          20.53        7.00        5.66        3.98        3.39
DURATION           8.79        4.85        4.15        3.18        2.80
FIRST PAY         11/14        6/03        1/03        1/03        2/03
LAST PAY           1/27        7/10        7/08        7/05       12/03



--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

                               [FIRST UNION LOGO]

                       DISCOUNT MARGIN TABLE (TO 10% CALL)

                                   BOND IIA-1


                 0%          80%         100%        150%       200%
                                      (PRICING)


99-21            36.296      46.238      49.448      61.199     73.733
99-22            35.995      45.031      47.948      58.629     70.021
99-23            35.695      43.825      46.449      56.060     66.310
99-24            35.395      42.619      44.951      53.492     62.602
99-25            35.095      41.414      43.454      50.926     58.895
99-26            34.795      40.210      41.958      48.361     55.190

99-27            34.496      39.007      40.463      45.797     51.487
99-28            34.196      37.804      38.968      43.235     47.786
99-29            33.897      36.602      37.475      40.674     44.087
99-30            33.598      35.401      35.982      38.115     40.389
99-31            33.299      34.200      34.491      35.557     36.694
100-0            33.000      33.000      33.000      33.000     33.000

100-1            32.701      31.801      31.510      30.445     29.308
100-2            32.403      30.602      30.021      27.891     25.618
100-3            32.104      29.405      28.533      25.338     21.930
100-4            31.806      28.208      27.046      22.786     18.243
100-5            31.508      27.011      25.559      20.236     14.559
100-6            31.210      25.816      24.074      17.688     10.876

100-7            30.912      24.621      22.589      15.141      7.195
100-8            30.615      23.427      21.106      12.595      3.516
100-9            30.317      22.233      19.623      10.050     -0.161
100-10           30.020      21.040      18.141       7.507     -3.836
100-11           29.722      19.848      16.660       4.965     -7.510

AVG LIFE          20.45        3.08        2.39        1.29       0.87
FIRST PAY          1/00        1/00        1/00        1/00       1/00
LAST PAY           1/29        3/09        3/07        5/04       4/02



--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

                               [FIRST UNION LOGO]

                       DISCOUNT MARGIN TABLE (TO 10% CALL)

                                   BOND IIM-1


                 0%          80%         100%        150%       200%
                                      (PRICING)


99-21            67.854      72.117      73.316      74.075     79.619
99-22            67.594      71.468      72.559      73.248     78.288
99-23            67.334      70.820      71.801      72.422     76.957
99-24            67.074      70.173      71.045      71.596     75.626
99-25            66.815      69.525      70.288      70.771     74.297
99-26            66.555      68.878      69.532      69.945     72.967

99-27            66.296      68.231      68.776      69.120     71.638
99-28            66.036      67.584      68.020      68.296     70.310
99-29            65.777      66.938      67.265      67.471     68.981
99-30            65.518      66.292      66.509      66.647     67.654
99-31            65.259      65.646      65.755      65.824     66.327
100-0            65.000      65.000      65.000      65.000     65.000

100-1            64.741      64.355      64.246      64.177     63.674
100-2            64.483      63.709      63.492      63.354     62.348
100-3            64.224      63.065      62.738      62.531     61.023
100-4            63.966      62.420      61.985      61.709     59.698
100-5            63.708      61.776      61.232      60.887     58.373
100-6            63.450      61.131      60.479      60.065     57.049

100-7            63.192      60.488      59.726      59.243     55.726
100-8            62.934      59.844      58.974      58.422     54.403
100-9            62.676      59.201      58.222      57.601     53.080
100-10           62.419      58.558      57.470      56.781     51.758
100-11           62.161      57.915      56.719      55.960     50.436

AVG LIFE          27.34        6.04        4.93        4.37       2.55
FIRST PAY          3/24        1/03        4/03        1/04       4/02
LAST PAY           1/29        3/09        3/07        5/04      10/02



--------------------------------------------------------------------------------
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      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

                               [FIRST UNION LOGO]

                       DISCOUNT MARGIN TABLE (TO 10% CALL)

                                   BOND IIM-2


                0%          80%         100%        150%       200%
                                     (PRICING)


99-21           117.992     122.233     123.518     125.041    127.781
99-22            117.72     121.574     122.742     124.127    126.617
99-23           117.447     120.916     121.967     123.213    125.453
99-24           117.175     120.257     121.192     122.299     124.29
99-25           116.902     119.599     120.417     121.385    123.128
99-26            116.63     118.941     119.642     120.472    121.965

99-27           116.358     118.284     118.867     119.559    120.803
99-28           116.086     117.626     118.093     118.647    119.642
99-29           115.814     116.969      117.32     117.735    118.481
99-30           115.543     116.313     116.546     116.823    117.320
99-31           115.271     115.656     115.773     115.911    116.160
100-0           115.000     115.000     115.000     115.000    115.000

100-1           114.729     114.344     114.227     114.089    113.841
100-2           114.458     113.688     113.455     113.178    112.681
100-3           114.187     113.033     112.683     112.268    111.523
100-4           113.916     112.378     111.911     111.358    110.364
100-5           113.645     111.723      111.14     110.449    109.207
100-6           113.375     111.068     110.369     109.539    108.049

100-7           113.104     110.414     109.598      108.63    106.892
100-8           112.834      109.76     108.828     107.722    105.735
100-9           112.564     109.106     108.057     106.813    104.579
100-10          112.294     108.452     107.288     105.905    103.423
100-11          112.024     107.799     106.518     104.997    102.268

AVG LIFE          27.34        6.04        4.88        3.93       2.98
FIRST PAY          3/24        1/03        2/03        6/03      10/02
LAST PAY           1/29        3/09        3/07        5/04      12/02



--------------------------------------------------------------------------------
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      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

                               [FIRST UNION LOGO]

                       DISCOUNT MARGIN TABLE (TO 10% CALL)

                                    BOND IIB


                0%          80%         100%        150%       200%
                                     (PRICING)


99-21           273.436     277.584     278.909     281.015    282.978
99-22           273.123     276.893     278.098     280.012    281.796
99-23           272.810     276.203     277.286     279.009    280.614
99-24           272.497     275.512     276.476     278.006    279.433
99-25           272.184     274.822     275.665     277.004    278.253
99-26           271.872     274.133     274.855     276.003    277.073

99-27           271.559     273.443     274.045     275.001    275.893
99-28           271.247     272.754     273.235     274.000    274.713
99-29           270.935     272.065     272.426     273.000    273.534
99-30           270.623     271.376     271.617     271.999    272.356
99-31           270.312     270.688     270.808     271.000    271.178
100-0           270.000     270.000     270.000     270.000    270.000

100-1           269.689     269.312     269.192     269.001    268.823
100-2           269.377     268.625     268.384     268.002    267.646
100-3           269.066     267.938     267.577     267.004    266.469
100-4           268.755     267.251     266.770     266.005    265.293
100-5           268.445     266.564     265.963     265.008    264.118
100-6           268.134     265.878     265.157     264.010    262.942

100-7           267.824     265.192     264.351     263.013    261.767
100-8           267.514     264.506     263.545     262.017    260.593
100-9           267.204     263.820     262.740     261.020    259.419
100-10          266.894     263.135     261.934     260.024    258.245
100-11          266.584     262.450     261.130     259.029    257.072

AVG LIFE          27.34        6.04        4.84        3.66       3.01
FIRST PAY          3/24        1/03        1/03        3/03      12/02
LAST PAY           1/29        3/09        3/07        5/04      12/02



--------------------------------------------------------------------------------
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      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

                               [FIRST UNION LOGO]

                     YIELD GIVEN PRICES TABLE (TO MATURITY)

                                    BOND IA-5


                  0%          80%         100%        150%        200%
                                       (PRICING)


99-20.50          7.877       7.928       7.940       7.898       7.817
99-21.50          7.874       7.924       7.935       7.890       7.804
99-22.50          7.871       7.920       7.931       7.883       7.791
99-23.50          7.869       7.916       7.926       7.876       7.777
99-24.50          7.866       7.913       7.922       7.869       7.764
99-25.50          7.863       7.909       7.917       7.861       7.751

99-26.50          7.860       7.905       7.913       7.854       7.738
99-27.50          7.857       7.901       7.908       7.847       7.724
99-28.50          7.855       7.897       7.904       7.840       7.711
99-29.50          7.852       7.893       7.900       7.833       7.698
99-30.50          7.849       7.889       7.895       7.825       7.685
*99-31.50         7.846       7.885       7.891       7.818       7.671

100-00.50         7.843       7.881       7.886       7.811       7.658
100-01.50         7.841       7.877       7.882       7.804       7.645
100-02.50         7.838       7.873       7.877       7.797       7.632
100-03.50         7.835       7.870       7.873       7.789       7.618
100-04.50         7.832       7.866       7.869       7.782       7.605
100-05.50         7.829       7.862       7.864       7.775       7.592

100-06.50         7.827       7.858       7.860       7.768       7.579
100-07.50         7.824       7.854       7.855       7.761       7.565
100-08.50         7.821       7.850       7.851       7.754       7.552
100-09.50         7.818       7.846       7.847       7.746       7.539
100-10.50         7.816       7.842       7.842       7.739       7.526

AVG LIFE          28.37       13.28       10.89        5.64        2.69
DURATION          11.14        7.98        7.02        4.33        2.35
FIRST PAY          9/26        2/10        9/06       10/03        5/02
LAST PAY           9/29        9/19        2/16        3/12       12/02



--------------------------------------------------------------------------------
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                               [FIRST UNION LOGO]

                     YIELD GIVEN PRICES TABLE (TO MATURITY)

                                    BOND IA-6


                  0%          80%         100%        150%        200%
                                       (PRICING)


99-21             7.497       7.490       7.489       7.488       7.483
99-22             7.492       7.484       7.483       7.481       7.476
99-23             7.488       7.478       7.476       7.474       7.468
99-24             7.483       7.472       7.470       7.468       7.461
99-25             7.478       7.466       7.464       7.461       7.453
99-26             7.474       7.459       7.458       7.455       7.446

99-27             7.469       7.453       7.451       7.448       7.438
99-28             7.464       7.447       7.445       7.442       7.431
99-29             7.460       7.441       7.439       7.435       7.423
99-30             7.455       7.435       7.432       7.429       7.416
99-31             7.450       7.429       7.426       7.422       7.408
*100-0            7.446       7.423       7.420       7.415       7.401

100-1             7.441       7.417       7.414       7.409       7.393
100-2             7.437       7.411       7.407       7.402       7.386
100-3             7.432       7.405       7.401       7.396       7.378
100-4             7.427       7.399       7.395       7.389       7.371
100-5             7.423       7.393       7.389       7.383       7.363
100-6             7.418       7.387       7.382       7.376       7.356

100-7             7.414       7.381       7.376       7.370       7.348
100-8             7.409       7.374       7.370       7.363       7.341
100-9             7.404       7.368       7.364       7.357       7.333
100-10            7.400       7.362       7.357       7.350       7.326
100-11            7.395       7.356       7.351       7.344       7.318

AVG LIFE           9.82        6.82        6.54        6.19        5.22
DURATION           6.72        5.12        4.96        4.75        4.16
FIRST PAY          1/03        1/03        1/03        5/03       12/02
LAST PAY           9/11        6/09        5/09        6/09        8/08



--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

                               [FIRST UNION LOGO]

                     YIELD GIVEN PRICES TABLE (TO MATURITY)

                                    BOND IM-1


                  0%          80%         100%        150%        200%
                                       (PRICING)


99-21             7.880       7.865       7.860       7.849       7.845
99-22             7.877       7.859       7.853       7.840       7.835
99-23             7.874       7.854       7.846       7.831       7.826
99-24             7.871       7.848       7.839       7.823       7.816
99-25             7.867       7.842       7.833       7.814       7.807
99-26             7.864       7.836       7.826       7.805       7.797

99-27             7.861       7.830       7.819       7.796       7.788
99-28             7.858       7.824       7.812       7.788       7.778
99-29             7.855       7.819       7.805       7.779       7.769
99-30             7.851       7.813       7.799       7.770       7.759
99-31             7.848       7.807       7.792       7.761       7.750
*100-0            7.845       7.801       7.785       7.753       7.740

100-1             7.842       7.795       7.778       7.744       7.731
100-2             7.839       7.790       7.772       7.735       7.721
100-3             7.836       7.784       7.765       7.726       7.712
100-4             7.832       7.778       7.758       7.718       7.703
100-5             7.829       7.772       7.751       7.709       7.693
100-6             7.826       7.766       7.745       7.700       7.684

100-7             7.823       7.761       7.738       7.692       7.674
100-8             7.820       7.755       7.731       7.683       7.665
100-9             7.817       7.749       7.724       7.674       7.655
100-10            7.813       7.743       7.718       7.665       7.646
100-11            7.810       7.737       7.711       7.657       7.636

AVG LIFE          20.88        7.62        6.19        4.42        3.95
DURATION           9.81        5.35        4.59        3.56        3.28
FIRST PAY         11/14        6/03        1/03        3/03        6/03
LAST PAY           3/29       11/14        1/13        7/08        1/06



--------------------------------------------------------------------------------
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      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

                               [FIRST UNION LOGO]

                     YIELD GIVEN PRICES TABLE (TO MATURITY)

                                    BOND IM-2


                  0%          80%         100%        150%        200%
                                       (PRICING)


99-21             8.385       8.367       8.360       8.346       8.339
99-22             8.381       8.361       8.353       8.337       8.329
99-23             8.378       8.355       8.346       8.328       8.319
99-24             8.375       8.349       8.339       8.319       8.308
99-25             8.371       8.343       8.332       8.310       8.298
99-26             8.368       8.337       8.325       8.301       8.288

99-27             8.365       8.331       8.318       8.292       8.278
99-28             8.361       8.325       8.311       8.283       8.268
99-29             8.358       8.319       8.304       8.273       8.257
99-30             8.355       8.313       8.297       8.264       8.247
99-31             8.351       8.307       8.290       8.255       8.237
*100-0            8.348       8.301       8.283       8.246       8.227

100-1             8.345       8.295       8.276       8.237       8.217
100-2             8.342       8.289       8.269       8.228       8.207
100-3             8.338       8.283       8.262       8.219       8.196
100-4             8.335       8.277       8.255       8.210       8.186
100-5             8.332       8.271       8.248       8.201       8.176
100-6             8.328       8.265       8.241       8.192       8.166

100-7             8.325       8.259       8.235       8.183       8.156
100-8             8.322       8.253       8.228       8.174       8.146
100-9             8.319       8.247       8.221       8.165       8.136
100-10            8.315       8.241       8.214       8.156       8.126
100-11            8.312       8.235       8.207       8.147       8.115

AVG LIFE          20.83        7.50        6.06        4.28        3.69
DURATION           9.42        5.20        4.46        3.43        3.06
FIRST PAY         11/14        6/03        1/03        2/03        3/03
LAST PAY          10/28        3/14        7/11        7/07        5/05



--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

                               [FIRST UNION LOGO]

                     YIELD GIVEN PRICES TABLE (TO MATURITY)

                                     BOND IB


                  0%          80%         100%        150%        200%
                                       (PRICING)


98-6              9.309       9.420       9.462       9.551       9.603
98-7              9.305       9.414       9.454       9.541       9.592
98-8              9.302       9.407       9.447       9.531       9.581
98-9              9.298       9.401       9.439       9.521       9.569
98-10             9.295       9.394       9.432       9.511       9.558
98-11             9.291       9.388       9.424       9.502       9.547

98-12             9.287       9.381       9.416       9.492       9.536
98-13             9.284       9.375       9.409       9.482       9.525
98-14             9.280       9.368       9.401       9.472       9.513
98-15             9.277       9.362       9.394       9.462       9.502
98-16             9.273       9.355       9.386       9.452       9.491
*98-17            9.269       9.349       9.379       9.442       9.480

98-18             9.266       9.343       9.371       9.433       9.469
98-19             9.262       9.336       9.364       9.423       9.457
98-20             9.259       9.330       9.356       9.413       9.446
98-21             9.255       9.323       9.349       9.403       9.435
98-22             9.252       9.317       9.341       9.393       9.424
98-23             9.248       9.310       9.334       9.383       9.413

98-24             9.244       9.304       9.326       9.374       9.402
98-25             9.241       9.297       9.319       9.364       9.390
98-26             9.237       9.291       9.311       9.354       9.379
98-27             9.234       9.285       9.304       9.344       9.368
98-28             9.230       9.278       9.296       9.334       9.357

AVG LIFE          20.59        7.10        5.73        4.03        3.42
DURATION           8.80        4.88        4.19        3.21        2.82
FIRST PAY         11/14        6/03        1/03        1/03        2/03
LAST PAY           1/28        4/12       12/09        6/06        8/04



--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

                               [FIRST UNION LOGO]

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                                   BOND IIA-1


                 0%           80%          100%         150%         200%
                                        (PRICING)


99-21            36.308       47.088       50.275       61.472       73.733
99-22            36.008       45.934       48.851       59.049       70.021
99-23            35.708       44.780       47.428       56.626       66.310
99-24            35.408       43.627       46.006       54.206       62.602
99-25            35.108       42.475       44.584       51.786       58.895
99-26            34.809       41.323       43.164       49.369       55.190

99-27            34.509       40.173       41.745       46.953       51.487
99-28            34.210       39.023       40.326       44.538       47.786
99-29            33.911       37.874       38.909       42.125       44.087
99-30            33.612       36.725       37.493       39.714       40.389
99-31            33.313       35.578       36.077       37.304       36.694
100-0            33.014       34.431       34.662       34.896       33.000

100-1            32.716       33.285       33.249       32.489       29.308
100-2            32.417       32.139       31.836       30.084       25.618
100-3            32.119       30.995       30.425       27.680       21.930
100-4            31.821       29.851       29.014       25.278       18.243
100-5            31.523       28.708       27.604       22.877       14.559
100-6            31.225       27.566       26.195       20.478       10.876

100-7            30.927       26.424       24.787       18.081        7.195
100-8            30.630       25.284       23.380       15.685        3.516
100-9            30.332       24.144       21.974       13.290       -0.161
100-10           30.035       23.004       20.569       10.897       -3.836
100-11           29.738       21.866       19.165        8.506       -7.510

AVG LIFE          20.49         3.35         2.60         1.41         0.87
FIRST PAY          1/00         1/00         1/00         1/00         1/00
LAST PAY          11/29         4/20         3/16         1/10         4/02



--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

                               [FIRST UNION LOGO]

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                                   BOND IIM-1


                 0%           80%          100%         150%         200%
                                      (PRICING)


99-21            67.880       73.488       74.746       76.466       79.619
99-22            67.620       72.876       74.034       75.724       78.288
99-23            67.360       72.263       73.322       74.982       76.957
99-24            67.101       71.651       72.610       74.241       75.626
99-25            66.841       71.039       71.899       73.500       74.297
99-26            66.582       70.427       71.188       72.759       72.967

99-27            66.323       69.816       70.477       72.018       71.638
99-28            66.063       69.204       69.766       71.278       70.310
99-29            65.804       68.593       69.056       70.538       68.981
99-30            65.546       67.983       68.346       69.798       67.654
99-31            65.287       67.372       67.637       69.059       66.327
100-0            65.028       66.762       66.927       68.320       65.000

100-1            64.770       66.152       66.218       67.581       63.674
100-2            64.511       65.543       65.510       66.842       62.348
100-3            64.253       64.933       64.801       66.103       61.023
100-4            63.995       64.324       64.093       65.365       59.698
100-5            63.737       63.715       63.385       64.627       58.373
100-6            63.479       63.107       62.678       63.890       57.049

100-7            63.221       62.499       61.970       63.152       55.726
100-8            62.964       61.891       61.263       62.415       54.403
100-9            62.706       61.283       60.557       61.678       53.080
100-10           62.449       60.675       59.850       60.942       51.758
100-11           62.192       60.068       59.144       60.206       50.436

AVG LIFE          27.43         6.67         5.43         5.00         2.55
FIRST PAY          3/24         1/03         4/03         1/04         4/02
LAST PAY          10/29         7/16         2/13         1/08        10/02



--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

                               [FIRST UNION LOGO]

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                                   BOND IIM-2


                0%           80%          100%         150%         200%
                                       (PRICING)


99-21           118.033      124.607      126.077      127.456      140.071
99-22           117.760      123.980      125.343      126.589      139.227
99-23           117.488      123.353      124.608      125.721      138.384
99-24           117.216      122.726      123.874      124.854      137.541
99-25           116.944      122.100      123.140      123.988      136.699
99-26           116.672      121.474      122.407      123.121      135.857

99-27           116.400      120.848      121.674      122.255      135.015
99-28           116.128      120.223      120.941      121.390      134.173
99-29           115.857      119.598      120.208      120.524      133.332
99-30           115.585      118.973      119.476      119.659      132.491
99-31           115.314      118.348      118.744      118.794      131.650
100-0           115.043      117.724      118.012      117.930      130.810

100-1           114.772      117.100      117.281      117.066      129.970
100-2           114.501      116.476      116.550      116.202      129.130
100-3           114.230      115.852      115.819      115.338      128.291
100-4           113.960      115.229      115.089      114.475      127.452
100-5           113.689      114.606      114.359      113.612      126.613
100-6           113.419      113.983      113.629      112.750      125.775

100-7           113.149      113.361      112.899      111.887      124.937
100-8           112.879      112.739      112.170      111.025      124.099
100-9           112.609      112.117      111.441      110.164      123.262
100-10          112.339      111.495      110.712      109.302      122.425
100-11          112.069      110.874      109.984      108.441      121.588

AVG LIFE          27.42         6.59         5.31         4.21         4.39
FIRST PAY          3/24         1/03         2/03         6/03        10/02
LAST PAY           9/29        12/14        10/11         3/07        10/06



--------------------------------------------------------------------------------
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                               [FIRST UNION LOGO]

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                                    BOND IIB


                0%           80%          100%         150%         200%
                                       (PRICING)


99-21           273.490      281.267      283.002      285.303      306.289
99-22           273.177      280.597      282.218      284.335      305.333
99-23           272.864      279.928      281.434      283.367      304.378
99-24           272.551      279.258      280.650      282.400      303.423
99-25           272.238      278.589      279.867      281.433      302.468
99-26           271.926      277.921      279.084      280.467      301.514

99-27           271.614      277.252      278.302      279.501      300.560
99-28           271.302      276.584      277.520      278.535      299.606
99-29           270.990      275.916      276.738      277.570      298.653
99-30           270.678      275.249      275.956      276.605      297.700
99-31           270.367      274.581      275.175      275.640      296.747
100-0           270.055      273.914      274.394      274.676      295.795

100-1           269.744      273.248      273.613      273.712      294.843
100-2           269.433      272.581      272.833      272.748      293.891
100-3           269.122      271.915      272.053      271.785      292.940
100-4           268.811      271.249      271.273      270.822      291.989
100-5           268.501      270.584      270.494      269.859      291.039
100-6           268.190      269.918      269.715      268.897      290.089

100-7           267.880      269.253      268.936      267.935      289.139
100-8           267.570      268.589      268.158      266.974      288.189
100-9           267.260      267.924      267.380      266.013      287.240
100-10          266.950      267.260      266.602      265.052      286.291
100-11          266.641      266.596      265.825      264.092      285.343

AVG LIFE          27.40         6.39         5.12         3.83         3.87
FIRST PAY          3/24         1/03         1/03         3/03         5/03
LAST PAY           8/29         2/13         4/10         4/06         5/04



--------------------------------------------------------------------------------
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                               [FIRST UNION LOGO]
                                                                              61